UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01090

NOMURA PARTNERS FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

4 Copley Place, 5th Floor

CPH-0326

Boston, MA 02116

(Address of Principal Executive Offices)(Zip Code)

4 Copley Place, 5th Floor

CPH-0326

Boston, MA 02116

(Name and Address of Agent for Service)

COPIES TO:

Nora M. Jordan, Esq.

Davis Polk & Wardwell

450 Lexington Avenue

New York, NY 10017

Registrant’s Telephone Number, including Area Code: 1-800-535-2726

Date of Fiscal Year End: September 30

Date of Reporting Period: October 1, 2008 – March 31, 2009

Item 1.	Reports to Stockholders.

Investing includes risk, including possible loss of principal.

Performance Summary (Unaudited) – The Japan Fund

March 31, 2009

Growth of a Hypothetical $10,000 Investment

The growth of $10,000 is cumulative.

Average Annual Total Returns*

	6 month**	1 Year	3 Year	5 Year	10 Year
The Japan Fund, Inc. — Class S	-27.70%	-38.39%	-19.62%	-8.44%	-0.28%
TOPIX†	-23.06%	-34.59%	-17.89%	-6.04%	-2.09%

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) is 1.69%. However, the advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least November 1, 2010. Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.0% redemption fee. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

*

Prior to November 1, 2008, the Fund was advised by a different investment advisor and operated under certain different investment strategies. Accordingly, the Fund’s historical performance may not represent its current investment strategies.

**	Not annualized.
†

The Tokyo Stock Exchange Price Index (“TOPIX”) is an unmanaged capitalization-weighted measure (adjusted in US Dollars) of all shares listed on the first section of the Tokyo Stock Exchange. TOPIX returns assume dividends are reinvested gross of withholding tax and, unlike the Fund’s returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investing involves risk, including the possible loss of principal. International investing involves certain risks and increased volatility not associated with investing solely in the US. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Securities focusing on a single country may be subject to greater market volatility. Also, the Fund may invest in securities issued by smaller companies, which typically involves greater risk than investing in larger, more established companies.

Nomura Partners Funds	The World from Asia	:	1

Management’s Discussion of Fund Performance

The Japan Fund (the “Fund”) (Unaudited)

Top Ten Holdings

at 3/31/09 (22.4% of Portfolio)
1.Sumitomo Mitsui Financial Group, Inc.	3.2%
2.Nintendo Co. Ltd.	2.9%
3.Nippon Telegraph and Telephone Corp.	2.3%
4.Shin-Etsu Chemical Co. Ltd.	2.3%
5.Mitsubishi UFJ Financial Group, Inc.	2.3%
6.East Japan Railway Co.	2.3%
7.Toyota Motor Corp.	1.9%
8.NTT DoCoMo, Inc.	1.9%
9.Kubota Corp.	1.7%
10. Sumitomo Trust & Banking Co. Ltd.	1.6%

Portfolio holdings are subject to change.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 27. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Semi-Annual Review:

Nomura Asset Management U.S.A. Inc. (“NAM USA”) became the investment advisor on November 1, 2008 following an extremely difficult October in which world equity markets experienced tremendous volatility and almost universal negative performance. Nomura Asset Management Co., Ltd. (“NAM Tokyo”) utilizes a “multi-manager” approach in managing the Fund’s investments. Under this approach, the Fund’s investments are initially allocated to three portfolio management teams who are responsible for the large cap value, large cap growth and small cap blend strategies. NAM USA has repositioned the portfolio, moving away from the more concentrated portfolio investment approach followed by the previous investment advisor. At the end of October 2008, the portfolio had 59 stocks and the top 10 holdings accounted for approximately 45% of the Fund. By the end of December 2008, the portfolio had increased to 264 stocks and the top 10 holdings accounted for approximately 23% of the Fund.

For the six month period ended March 31, 2009, the Fund’s net asset value per share declined by -27.7% while the return of the TOPIX with gross dividends reinvested was -23.06% in US Dollars for the same time period. The Fund’s underperformance of 464 basis points (-4.64%) is largely due to underperformance in October 2008 and January 2009.

Although the Fund outperformed the TOPIX, the Fund’s benchmark, in November and December combined by 0.18% as the Japanese stock market rallied, performance for the three month period ending December 31, 2008 was still negative as the Fund’s net asset value per share fell by -10.97% versus a benchmark return of -7.35%.

The Fund’s net asset value change per share during the January to March timeframe was -18.79% while the return of the TOPIX with gross dividends reinvested was -17.26% in US Dollars. This underperformance of the Fund can be separated into the positive allocation effect and the negative stock selection effect of the three portfolio management teams. Although negative in absolute terms, we captured a positive contribution from our style allocation strategy versus the benchmark with Value stocks outperforming Growth stocks significantly. Unfortunately, the positive benefits of this asset allocation decision were negated by the effect of poor stock selection. In terms of the stock selection effect, Denso Corp., Nidec Corp., and Shin-Etsu Chemical Co. Ltd. had positive impacts, while Rengo Co. Ltd., Toyota Motor Corp. and East Japan Railway Co. contributed negatively.

As of the end of March, we allocated nearly 50% of the equity portfolio to the large cap value, 40% to large cap growth and 10% to the small cap blend team. We intend to maintain this current strategy.

Our equity portfolio consisted of 273 stocks at the end of March. The five largest sector weightings were Electric Appliances, Banks, Information & Communication, Chemical, and Transportation Equipment. Within the top five sectors, we had overweight exposures to the Information & Communication and Chemical sectors and also a small underweight position in Banks relative to the benchmark.

2	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(continued) – The Japan Fund (Unaudited)

This material contains the current opinions of the Fund’s manager as of March 31, 2009, which are subject to change without notice. It should not be considered investment advice. Statements concerning financial market trends are based on current market conditions, which will fluctuate. References to specific securities and issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Holdings and allocations are subject to change. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long-term.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class S shares. Performance does not reflect any sales charge or redemption fees. If reflected, returns would have been lower.

The Tokyo Stock Exchange Price Index (TOPIX) is an unmanaged capitalization weighted measure (adjusted in US Dollars) of all shares listed on the first section of the Tokyo Stock Exchange. One cannot invest directly in an index.

Portfolio Summary

Asset Allocation
3/31/09
Equity Holdings	97.5%
Cash Equivalents	0%

Sector Diversification
(Excludes Cash Equivalents)
3/31/09
Industrials	18.8%
Consumer Discretionary	18.5%
Information Technology	16.8%
Financials	14.1%
Materials	12.1%
Telecommunication Services	5.6%
Health Care	5.6%
Consumer Staples	4.0%
Utilities	1.3%
Energy	0.7%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 27.

Nomura Partners Funds	The World from Asia	:	3

Management’s Discussion of Fund Performance

Asia Pacific ex Japan Fund (the “Fund”) (Unaudited)

Top Ten Holdings

at 3/31/09 (31.9% of Portfolio)
1. China Mobile Ltd.	4.3%
2. BHP Billiton Ltd.	4.0%
3. Woolworths Ltd.	3.8%
4. PetroChina Co. Ltd. — H Shares	3.6%
5. Industrial & Commercial Bank of China Ltd.— H Shares	3.4%
6. China Life Insurance Co. Ltd. — H Shares	3.3%
7. Samsung Electronics Co. Ltd., GDR	2.8%
8. Reliance Industries Ltd., American Style call warrants, expiring 07/15/09	2.3%
9. Telstra Corp. Ltd.	2.2%
10. Anhui Conch Cement Co. Ltd. — H Shares	2.2%

Portfolio holdings are subject to change.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 32. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Quarterly Review:

In the first quarter of 2009, the Fund returned -3.23% against a return of
-0.04% for its benchmark, the MSCI All Country (AC) Asia Pacific ex Japan Index with net dividends reinvested, resulting in an underperformance of 319 basis points (-3.19%) for the Fund. The attribution analysis indicates that asset allocation and stock selection both had a negative impact on the relative Fund performance.

The defensive nature of the portfolio was in tune with the market trend until the end of February, but the sharp reversal of the overall market in March worked against this portfolio structure. Therefore, the underperformance in March erased the excess returns earned in January and February.

In terms of asset selection, the higher cash position caused a drag on the performance in the midst of the overall equity market rally, especially in March. Underweight positions in Taiwan also contributed negatively as cyclical economies including Taiwan outpaced the market.

Stock selection was not successful either. Stock selection in Korea, India, and China detracted most from the relative performance, while holdings in Australia and Malaysia added value to the portfolio.

Country Performance Summary:

The Korea portfolio had a large negative impact on the Fund’s relative performance for the quarter. Defensive stocks including our favorite KT&G and SK Telecom could not catch up with the market rally in March, although their fundamentals remained largely unchanged. Non-life insurer, Samsung Fire and Marine Insurance Co. Ltd. also lost some of its defensive qualities, as recent interest rate cuts will erode the investment yields on its premiums. Our lack of exposure to highly cyclical technology stocks worked against the portfolio, although our overweight exposures to Hynix Semiconductor, Inc. and Samsung Electronics Co. Ltd. mitigated this negative impact to some extent.

The China portfolio also underperformed the Fund’s benchmark. In the market rally, second tier names performed strongly, yet the lack of exposure to certain banks and insurers contributed negatively. Overweight positions in China Railway Construction Corp. Ltd. and China Communication Construction Co. Ltd. also failed to add value. These stocks lagged behind the market as the amount of infrastructure-project related spending by the Chinese government proved less than the market had expected. Meanwhile, our overweight position in Anhui Conch Cement Co. Ltd. worked successfully.

The India portfolio also failed to add value. Our non-benchmark exposure to Bharti Airtel Ltd. worked against us as the share price weakened on the back of slower earnings momentum. Larsen & Toubro Ltd. also dropped on the back of investors’ concerns that capex in the private sector could slow down, along with concerns over Satyam Computer Services’ stock purchase issue.

4	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(continued) – Asia Pacific ex Japan Fund (Unaudited)

On the other hand, stock selection in Australia was successful. The Australia portfolio benefited from the overweight position in resource stocks. Notably, Rio Tinto Ltd. outperformed significantly after it had struck a deal with Chinalco enabling it to take stakes in some of Rio Tinto’s assets and enabling Rio to address its funding gap for the next two years. Our overweight position in Worley Parsons Ltd. worked positively, as the share price strengthened on the back of a recovery in oil prices and favorable earnings results. Meanwhile, Telstra Corp. Ltd. was a drag on the performance, as the stock underperformed on regulatory risks and uncertainty over CEO succession and the outcome of the National Broadband Network build in Australia. Other negative results came from the position in Woolworths Ltd. as the company experienced profit taking by investors.

Stock selection in Malaysia was also successful. Our overweight position in IOI Corp. worked in our favor, as the shares strengthened on the back of a recovery in crude palm oil (“CPO”) prices. The overweight position in Bumiputra Commerce Holdings Bhd also added value to the portfolio.

Pacific Basin Equity Outlook and Strategy:

Governments around the globe have been adopting extraordinarily aggressive polices, both fiscal and monetary, in order to stimulate economic growth and end this slump. Of particular note is the policy response in the US, which is now monetizing its debt despite the dollar’s status as a reserve currency. We view many of these policy actions with substantial disquiet and fear that the end result could be a sharp fall in the value of the dollar, rising inflation, and a spike in long term interest rates. However, before this occurs, the unprecedented scale of these stimulus measures should enable the global asset price rally to continue. Current economic conditions and associated policy responses have significant implications for Asian markets.

Firstly, the investment environment highlights the relative attractiveness of the region. In our opinion, Asia Pacific governments are generally adopting orthodox and sound economic policies. In addition, local corporations, banks, and individuals in general still have strong balance sheets and there is little sign of distress. These positive relative attributes will likely attract capital inflows back into the region — particularly from wealthy Asian individual investors and sovereign wealth funds. Secondly, this environment will be positive in the short term for assets that are perceived to be more risky. Asian equities are typically included in this category, despite our assertion made above that at present they appear less risky. Thirdly, it will focus attention on assets, such as commodities, which cannot be debased by government action.

We have kept overweight positions in China. We believe China has some unique advantages. The economy already appears to have bottomed out and could grow faster than any other country this year. The government has the tools to stimulate policy even more aggressively, and of critical importance, they actually have the money to do so as well. Finally, we can find some relatively cheap resource stocks.

Portfolio Summary

Asset Allocation
3/31/09
Equity Holdings	96.3%
Cash Equivalents	0%

Sector Diversification
(Excludes Cash Equivalents)
3/31/09
Financials	25.7%
Telecommunication Services	13.3%
Energy	12.8%
Materials	10.7%
Consumer Staples	10.0%
Information Technology	8.3%
Industrials	6.5%
Utilities	6.4%
Consumer Discretionary	2.7%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 32.

Nomura Partners Funds	The World from Asia	:	5

Management’s Discussion of Fund Performance

(continued) – Asia Pacific ex Japan Fund (Unaudited)

We anticipate moving from underweight to an overweight position in Indonesia. We believe this market is only part way through a significant re-rating as the political environment improves, interest rates fall, and consumer demand among its 220 million residents improves. Valuations look inexpensive and this is one of the few markets where earnings are forecast to grow in 2009.

With regard to sectors, we are looking to narrow the underweight exposure to technology stocks as we feel that underlying demand has bottomed and valuations look enticing. In contrast, we are looking to reduce the overweight exposures to the more defensive consumer staples and telecom positions.

This material contains the current opinions of the Fund’s manager as of March 31, 2009, which are subject to change without notice. It should not be considered investment advice. Statements concerning financial market trends are based on current market conditions, which will fluctuate. References to specific securities and issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Holdings and allocations are subject to change. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long-term.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front-end sales charge or redemption fees. If reflected, returns would have been lower.

International investing involves certain risks and increased volatility not associated with investing solely in the US. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are magnified in emerging markets. Securities focusing on limited geographic areas and/or sectors may result in greater market volatility. Also, the Fund may invest in securities issued by smaller companies, which typically involves greater risk than investing in larger, more established companies. Newly organized Funds have no trading history, and there can be no assurance that active trading markets will develop or be maintained.

MSCI AC Asia Pacific ex Japan Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance in the Asia Pacific region excluding Japan. One cannot invest directly in an index.

6	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance –

India Fund (the “Fund”) (Unaudited)

Quarterly Review:

Effective March 6, 2009, the Fund was closed to new investors. Over the first quarter of 2009, the Fund underperformed its benchmark, the MSCI India Index with net dividends reinvested by 706 basis points
(-7.06%), delivering a performance of -8.56% compared with -1.50% for the benchmark index.

The objective on the launch of the Fund was that the initial portfolio be constructed and cash be deployed to the extent of at least 95% in the first three days which was duly achieved. The Indian markets appreciated quite sharply in the first two days of the Fund’s launch at the end of December 2008, and to that extent we did lose out somewhat in terms of relative performance.

The portfolio maintained a largely defensive positioning over this period with a bias towards large-cap quality stocks. However, sector allocation also contributed negatively as our overweight to Financials and underweight to IT Services worked against us. Our stance on Financials was predicated on stocks benefiting from aggressive monetary easing in the context of an underleveraged domestic financial system. However, the sharp fall in global financials globally also influenced sentiment for these stocks, though they led in the market rally over March. IT Services stocks held on amid rising uncertainty on outsourcing demand due to currency depreciation.

In terms of stocks, Hero Honda Motors Ltd. (leading 2-wheeler company) and ITC Ltd. (largest cigarette manufacturer) were among the significant gainers as consumer stocks benefited from better domestic demand and fiscal stimulus measures. We have also added exposure to this sector through Bajaj Auto Ltd. (2-wheelers). We also looked to increase exposure to the Materials sector and with commodity prices appearing to bottom — we added Sesa Goa Ltd., an iron-ore exporter, to the portfolio. Sentiment for mid-caps worsened relative to larger names as the market corrected in the first 2 months — some of our holdings such as Reliance Industries Ltd. and Sintex Industries Ltd. fell sharply. We used the opportunity to increase exposure in the latter which has a strong balance sheet and offers potential growth visibility at low single-digit valuations.

Market Outlook:

High volatility has remained a feature of global markets amid continuing turbulent economic and corporate newsflow. The sharp rally in markets in March exemplified this as markets appreciated from sharply oversold levels and on the back of some stability in reported economic data. However, further market strength should be contingent on these initial positive economic trends being sustained before this bear market rally loses steam.

For the Indian economy, the reported data is on a declining trend. For instance, gross domestic product (“GDP”) for quarter ended December 2008 was reported at 5.3% year on year compared to 8.9% for the same period in 2007. However, over the last couple of quarters, leading indicators and growth drivers have turned more favorable. The key among these is the sharp decline in oil and commodity prices which has a sizable impact on improving the current account deficit and inflation trends. This has also

Top Ten Holdings

at 3/31/09 (60.5% of Portfolio)
1.Reliance Industries Ltd., American Style call warrants, expiring 07/15/09	11.7%
2.Infosys Technologies Ltd., American Style call warrants, expiring 11/22/10	8.5%
3.Housing Development Finance Corp. Ltd., American Style call warrants, expiring 01/18/11	8.3%
4.Hero Honda Motors Ltd., American Style call warrants, expiring 05/02/11	6.4%
5.ITC Ltd., American Style Call Warrants, expiring 01/06/11	4.9%
6.HDFC Bank Ltd., American Style call warrants, expiring 12/30/10	4.8%
7.ICICI Bank Ltd., American Style call warrants, expiring 03/17/14	4.6%
8.Zee Entertainment Enterprises Ltd., American Style call warrants, expiring 05/09/11	4.2%
9.Hindustan Unilever Ltd., American Style call warrants, expiring 12/30/10	3.9%
10. Bharat Heavy Electricals Ltd., American Style call warrants, expiring 09/01/10	3.2%

Portfolio holdings are subject to change.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 35. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Nomura Partners Funds	The World from Asia	:	7

Management’s Discussion of Fund Performance

(continued) – India Fund (Unaudited)

Portfolio Summary

Asset Allocation
3/31/09
Equity Holdings	90.7%
Cash Equivalents	0%

Sector Diversification
(Excludes Cash Equivalents)
3/31/09
Consumer Discretionary	21.4%
Energy	21.0%
Financials	20.5%
Industrials	8.6%
Information Technology	8.5%
Telecommunication Services	5.8%
Materials	4.9%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 35.

prompted an easing of interest rates by the Reserve Bank of India which cut repo rates by a cumulative 400 bps (4.0%) from a peak of 9.0% in October 2008. The Indian financial sector has not faced the excesses as in the western economies and this should help the economy in the recovery phase. We also expect consumption trends to be relatively stronger given the under-leveraged household balance sheets and the government fiscal stimulus. Going ahead, we believe GDP growth may fall to around 5%-6% for the fiscal year ended March 31, 2010 before stabilizing and recovering subsequently.

Corporate earnings have been impacted by this slowing demand environment as well as the lag effect of higher raw material and interest costs. Though some of the cost pressures should abate going ahead with lower commodity prices and interest rates, earnings growth estimates currently range in positive single digits for fiscal year 2010.

At the lows of the beginning of March, the Indian markets were trading at valuations among the lowest in recent years. Post the run-up of over 25% in the last few weeks of the quarter, we would expect volatility in the near-term as global markets also pause to seek direction. Politics in India could add to this volatility over the next few months. General elections have been scheduled over mid April — May 2009 and currently none of the major coalitions are expected to garner an absolute majority. Along with the March quarter earnings, the elections will be a significant determinant of market sentiment in this period.

In conclusion, we expect uncertainty to remain at elevated levels in the near-term with global markets and domestic election results having the biggest influence on sentiment. Favorable trends here should aid the recovery process in the economy and markets.

This material contains the current opinions of the Fund’s manager as of March 31, 2009, which are subject to change without notice. It should not be considered investment advice. Statements concerning financial market trends are based on current market conditions, which will fluctuate. References to specific securities and issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Holdings and allocations are subject to change. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long-term.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front-end sales charge or redemptions fee. If reflected, returns would have been lower.

International investing involves certain risks and increased volatility not associated with investing solely in the US. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are magnified in emerging markets. Securities focusing on a single country may be subject to greater market volatility. The Fund is non-diversified meaning it may invest in a smaller number of issuers. As such, investing in this Fund may involve greater risk and volatility than investing in a more diversified fund. Also, the Fund may invest in securities issued by smaller companies, which typically involves greater risk than investing in larger, more established companies. Newly organized Funds have no trading history, and there can be no assurance that active trading markets will develop or be maintained.

The MSCI India Index is an unmanaged free-float weighted equity index representing about 59 companies in India. One cannot invest directly in an index.

8	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

Greater China Fund (the “Fund”) (Unaudited)

Quarterly Review:

The Fund’s net asset value change per share during the January to March quarter was 0.00% while the return of the MSCI Golden Dragon Index with net dividends reinvested was 2.95% for the same timeframe. The Fund underperformed its benchmark by -2.95%.

We established most of the portfolio positions in the first few trading days of the Fund’s launch at the end of December 2008, and maintained our equity ratio above 95% of the Fund’s net assets during the quarter. At the end of March, our equity portfolio consisted of 49 stocks. The Fund maintained its initial regional allocation strategy of having a slight overweight position in China at the expense of a slight underweight position in both Hong Kong and Taiwan. We intend to maintain this regional allocation strategy.

The portfolio maintained a slightly defensive posture over this period with a bias towards less economic sensitive sectors such as Telecommunications and Consumer Staples. The overweight position in Telecommunications sector contributed negatively. The ability of Taiwan dollars and our underweight in the Taiwan Information Technology sector also worked against us as the market made a sharp rebound during the quarter.

In terms of stocks, Chicony Electronics Co. Ltd. (Information Technology), Taiwan Fertilizer Co. (Materials), and Hengan International Group Co. Ltd. (Consumer Staples) were among the major positive contributors on the rebound of the Information Technology and Materials sectors, together with this quarter’s safe haven of Consumer Staples. The main negative contributors were China Mobile Ltd., and Chunghwa Telecom Co. Ltd. among Telecommunications, and Hang Seng Bank Ltd. in the Financial sector.

Market Outlook:

We started the year with a relatively cautious view of overall equity market in the Greater China region. During January and February, the markets fell slightly in both the China and Hong Kong regions. However, the Taiwan market started to rally in February, and momentum picked up in March, with significant improvement in the Information Technology sector. The sentiment in the overseas equity markets improved significantly in March, as concerns about the deepening global recession and credit crisis started to ease.

In China, Beijing’s determination in supporting the economy was demonstrated again during the Second Session of the 11th National People’s Congress by Premier Wen, with more support policies and measures expected. The previously announced 4 trillion Chinese yuan ($585 billion US Dollar) stimulus package covers both infrastructure spending and domestic consumption related areas (low-income housing, healthcare, education, environmental protection, and post-disaster reconstruction). The total size of the economic package amounts to 12% of estimated 2009 gross domestic product (GDP). Continuous relaxation of the money supply came after the announcement of the stimulus package.

Hong Kong’s near term outlook is mixed, as GDP could shrink by 2% to 3% in 2009 while the unemployment rate is expected to climb further. In the

Top Ten Holdings

at 3/31/09 (49.2% of Portfolio)
1.China Mobile Ltd.	10.2%
2.China Life Insurance Co. Ltd.— H Shares	7.0%
3.Industrial & Commercial Bank of China Ltd.— H Shares	6.6%
4.Taiwan Semiconductor Manufacturing Co. Ltd.	6.0%
5.China Construction Bank Corp. — H Shares	4.5%
6.CNOOC Ltd.	3.3%
7.Cheung Kong Holdings Ltd.	3.1%
8.Chunghwa Telecom Co. Ltd.	3.0%
9.Hengan International Group Co. Ltd.	2.8%
10. Sun Hung Kai Properties Ltd.	2.7%

Portfolio holdings are subject to change.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 37. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Nomura Partners Funds	The World from Asia	:	9

Management’s Discussion of Fund Performance

(continued) – Greater China Fund (Unaudited)

Portfolio Summary

Asset Allocation
3/31/09
Equity Holdings	96.4%
Cash Equivalents	0%

Sector Diversification
(Excludes Cash Equivalents)
3/31/09
Financials	34.6%
Information Technology	14.3%
Telecommunication Services	13.2%
Energy	8.5%
Materials	7.5%
Industrials	5.8%
Utilities	5.0%
Consumer Discretionary	4.1%
Consumer Staples	3.4%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 37.

medium term, Hong Kong’s equity market is expected to derive continuous support from China given several supportive measures rolled out by the Chinese government in the past few months. Recent bank results show that loan growth is still slow but net interest margins are expected to remain steady. Physical property markets have also improved slightly amid tight primary supply and a low mortgage rate environment.

In Taiwan, GDP suffered an unprecedented -8.4% (year on year) contraction in the fourth quarter of 2008, bringing economic growth for the entire year to a mere 0.12%. The Central Bank of China slashed its benchmark interest rate from 2.0% to a record low of 1.25% within the first quarter of 2009. The government also chipped in to prop up domestic demand by rolling out fiscal stimulus packages, such as the NT$170 billion ($5.1 billion US Dollar) i-Taiwan projects. Although the global economic environment remains challenging and domestic political tussles between the pro-independence Domestic Progressive Party and ruling Chinese Nationalist Party (Kuomintang of China-KMT) continue, we remain confident that the fundamentals of the Taiwan market are sound. In particular, we expect some Taiwanese industries to benefit from the two stimulus packages announced by the Chinese authorities. Hence, we will continue to search for companies with strong fundamentals, steady earnings growth, and good management quality. In technology related sectors, we see signs of a recovery in sales and profits from the fourth quarter of 2008 driven by inventory re-stocking. However, a full scale recovery for IT products will be difficult in the near-term given the current economic situation. In financial sectors, we have a more conservative view due to concerns about rising non-performing loans.

The table below shows overweight/underweight positions of the Fund relative to the relevant benchmark.

Country Allocation illustration-Benchmark Index vs. Fund:

	MSCI Golden Dragon Index March 31, 2009	Fund Strategy
China	47.9%	1.7%
Hong Kong	22.2%	-1.0%
Taiwan	29.9%	-0.7%

Source: Nomura Asset Management Hong Kong Limited

This material contains the current opinions of the Fund’s manager as of March 31, 2009, which are subject to change without notice. It should not be considered investment advice. Statements concerning financial market trends are based on current market conditions, which will fluctuate. References to specific securities and issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Holdings and allocations are subject to change. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long-term.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front-end sales charge or redemption fees. If reflected, returns would have been lower.

10	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(continued) – Greater China Fund (Unaudited)

International investing involves certain risks and increased volatility not associated with investing solely in the US. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are magnified in emerging markets. Securities focusing on limited geographic areas and/or sectors may result in greater market volatility. The Fund is non-diversified meaning it may invest in a smaller number of issuers. As such, investing in this Fund may involve greater risk and volatility than investing in a more diversified fund. Also, the Fund may invest in securities issued by smaller companies, which typically involves greater risk than investing in larger, more established companies. Newly organized Funds have no trading history, and there can be no assurance that active trading markets will develop or be maintained.

The MSCI Golden Dragon Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. One cannot invest directly in an index.

Nomura Partners Funds	The World from Asia	:	11

Management’s Discussion of Fund Performance

Global Equity Income Fund (the “Fund”) (Unaudited)

Top Ten Holdings

at 3/31/09 (25.0% of Portfolio)
1.Wells Fargo & Co.	3.3%
2.Bristol-Myers Squibb Co.	3.1%
3.Royal Dutch Shell PLC — B Shares	3.0%
4.Merck & Co., Inc.	2.4%
5.General Electric Co.	2.4%
6.ENI SpA	2.4%
7.Altria Group, Inc.	2.2%
8.Southern Co.	2.1%
9.Chevron Corp.	2.1%
10. Eli Lilly & Co.	2.0%

Portfolio holdings are subject to change.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 39. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Quarterly Review:

The Fund’s net asset value per share during the January to March quarter was -13.76% while the return of its benchmark, the MSCI World Index with net dividends reinvested and that of its value stock sub-index, the MSCI World Value Index, with net dividends reinvested were -11.92% and -15.92%, respectively. The Fund has underperformed its benchmark by -1.84%, while outperforming against its value stock sub-index by 2.16%.

We established most of the Fund’s positions in the first few trading days of the Fund launch at the end of December 2008, and maintained its equity ratio around 95% of the Fund’s net assets during the 1st quarter. At the end of March, our equity portfolio consisted of 125 securities, American Depositary Receipts (“ADRs”) and Real Estate Investment Trusts (“REITs”). The Fund maintained its initial regional allocation strategy of being overweight in Asia ex-Japan at the expense of Europe. Asian economies also saw a sharp downturn due to reduced activity in their main export markets, but they do not appear to have the same intrinsic problems as Europe or the US and still have significantly better long term growth prospects. We intend to maintain the regional allocation strategy.

The portfolio maintained a largely defensive posture over this period with a bias towards less economic sensitive sectors such as Consumer Staples, Utilities, and Telecommunications. However, sector allocation also contributed negatively as our overweight to Telecommunications and underweight to Information Technology and Materials worked against us as those two sectors made a sharp rebound toward March end. Our stance on Financials was to be selectively overweight on stocks with relatively stronger capital base and earnings power. However, the sharp fall in global financials globally also influenced sentiment for these stocks, though they have led in the market rally over March.

In terms of stocks, Altria Group, Inc. (US domestic tobacco), Provident Financial PLC (UK consumer finance), and Duke Energy Corp. (US regulated utility) were among the major positive contributors as those stocks benefited from the overall Fund’s flow to relative safe havens amid the turbulent economic and corporate environment. The main negative contributors were Wells Fargo & Co. and U.S. Bancorp among US financials, as well as General Electric Co. and Procter & Gamble Co. We added to the Fund’s exposure to those two US Financial stocks along with General Electric Co. in late February with their valuations appearing to bottom.

Market Outlook:

We started the year with a relatively cautious view of overall equity market prospects. During January and February the markets fell some more, as hopes for any immediate benefits from widespread monetary and fiscal stimulus were fading.

March has seen signs of a significant change in sentiment, with a recovery by many of the things which had suffered most in previous months. Investors have been encouraged by some early signs that the pace of

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Management’s Discussion of Fund Performance

(continued) – Global Equity Income Fund (Unaudited)

decline in economic activity is easing, helped by some evidence of a return of risk appetite.

Looking forward we think this period of improved sentiment could last a little longer, although whether it will prove sustainable beyond the second half of the year remains to be seen. The extent of the fiscal and monetary stimuli which have been delivered around the world is quite exceptional and it would be highly unlikely to not have any discernible effect. We think these effects will become more noticeable in the second half of the year, and the stock markets will (as usual) seek to anticipate such changes. The worry is what will happen when the powerful resuscitation effects wear off. There is a high risk that any economic improvement will not prove to be self-sustaining and we may see another dip in activity. Meanwhile, in this tough business environment, we continue to identify some companies acting quickly to enhance their competitiveness through aggressive cost saving efforts and active mergers and acquisitions. We plan to achieve our investment objectives by searching for high quality companies that can increase their shareholder value through such efforts.

Our regional strategy remains relatively unchanged.

Our strongest overweight is in Asia ex-Japan. We expect these markets to begin to attract capital again: the action by the authorities in the region has been more orthodox than elsewhere and, on the face of it, more effective; companies have better balance sheets than many of their peers elsewhere; valuations are still at very low levels.

These overweights are funded by an underweight position in Europe, where economic conditions remain very weak and investors have generally been disappointed by a gradual approach to monetary and fiscal stimulus (on the Continent) when more dramatic action has seemed appropriate.

The US and Japan are close to neutral versus the benchmark as seen in the table below.

Country Allocation illustration-Benchmark Index vs. Fund:

	MSCI World Index March 31, 2009	Fund Strategy
North America	54.4%	-2%
Europe	29.7%	-3%
Japan	11.1%	0%
Asia ex Japan	4.8%	3%

Source: Nomura Asset Management Co., Ltd.

This material contains the current opinions of the Fund’s manager as of March 31, 2009, which are subject to change without notice. It should not be considered investment advice. Statements concerning financial market trends are based on current market conditions, which will fluctuate. References to specific securities and issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Holdings and allocations are subject to change. There is no guarantee that these investment

Portfolio Summary

Asset Allocation
3/31/09
Equity Holdings	97.2%
Cash Equivalents	0%

Sector Diversification
(Excludes Cash Equivalents)
3/31/09
Financials	16.2%
Consumer Staples	14.7%
Health Care	12.7%
Energy	10.4%
Utilities	9.5%
Information Technology	8.0%
Telecommunication Services	7.3%
Consumer Discretionary	7.1%
Industrials	5.9%
Materials	5.4%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 39.

Nomura Partners Funds	The World from Asia	:	13

Management’s Discussion of Fund Performance

(continued) – Global Equity Income Fund (Unaudited)

strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long-term.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front-end sales charge or redemption fees. If reflected, returns would have been lower.

International investing involves certain risks and increased volatility not associated with investing solely in the US. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are magnified in emerging markets. Also, the Fund may invest in securities issued by smaller companies, which typically involves greater risk than investing in larger, more established companies. Newly organized Funds have no trading history, and there can be no assurance that active trading markets will develop or be maintained.

The MSCI World Index is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. One cannot invest directly in an index.

14	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

Global Emerging Markets Fund (the “Fund”) (Unaudited)

Quarterly Review:

In the first quarter of 2009, the MSCI Emerging Markets Index with net dividends reinvested rose by 0.95%, whereas global markets fell -11.9% for the same timeframe, according to the MSCI World Index with net dividends reinvested. Emerging markets were nervous, however, and struggled to find a clear trend. The weakness and volatility familiar from 2008 continued until early March, after which markets recovered by some 20% to the end of the quarter. Of the regions, Latin America was the strongest and Europe, Middle East and Africa the weakest, with returns of 4.5% and -4.7%, respectively.

With a positive return of 0.50%, the Fund underperformed its benchmark during the 1st quarter by -0.45%. Fund performance was strong in the first two months of the year. But as the market rallied in March, our rather defensive sector positioning was unhelpful. In particular, our positions in Telecoms detracted from returns towards the end of the quarter. India’s Bharti Airtel Ltd., China Mobile Ltd., Poland’s Telekomunikacja Polska S.A. and Telekom Malaysia Bhd securities hindered performance.

Although asset allocation was unhelpful in the last few weeks, stock selection was successful throughout. By region, the strongest performances came from South Africa, China, Mexico and Russia. The top stock contributors included Brazilian oil group Petroleo Brasileiro — Petrobras S.A. and utility AES Tiete S.A., Asian tech stocks Taiwan Semiconductor and Samsung Electronics, new holdings Wal-Mart de Mexico SAB de C.V. and Bank of China Ltd., and South Africa’s Gold Fields Ltd. and Aspen Pharmacare Holdings Ltd.

Outlook and strategy:

In the vast majority of countries, Gross Domestic Product (“GDP”) growth is likely to be negative over 2009. The slowdown in Europe, the Middle East, Africa and Latin America has been very sharp in the last five months. Asia, in contrast, was the first region to face the crisis, due to the export-oriented nature of its economies. Domestic demand has been declining in all regions, which is necessary for managing the external balance, as exports have been in decline for a prolonged period. Consequently, we have already seen current account deficits narrowing, thus easing some of the funding problems.

We are currently in the middle of an unprecedented phase of global monetary easing. In emerging markets, central banks have more room for further rate cuts, whereas the developed countries are resorting to alternative channels to stimulate their economies. But as the consumer in the US and Europe is carrying an unsustainable amount of debt, necessitating an increase in the savings ratio, we expect global consumption to remain at subdued levels. Rapidly deteriorating employment markets will sap confidence further.

We struggle to identify any fundamental economic data justifying a more sustained market rally or, more importantly, an inflection point. We are concerned that the consensus view of a V-shape economic recovery in the

Top Ten Holdings

at 3/31/09 (33.2% of Portfolio)
1.Taiwan Semiconductor Manufacturing Co. Ltd, ADR	4.7%
2.Petroleo Brasileiro — Petrobras S.A., ADR	4.0%
3.China Mobile Ltd.	3.8%
4.Samsung Electronics Co. Ltd., GDR	3.8%
5.CNOOC Ltd.	3.6%
6.China Life Insurance Co. Ltd. — H Shares	3.4%
7.Bharti Airtel Ltd., American Style call warrants, expiring 09/19/2013	2.7%
8.China Construction Bank Corp. — H Shares	2.4%
9.Gold Fields Ltd.	2.4%
10. LUKOIL, ADR	2.4%

Portfolio holdings are subject to change.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 44. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Nomura Partners Funds	The World from Asia	:	15

Management’s Discussion of Fund Performance

(continued) – Global Emerging Markets Fund (Unaudited)

Portfolio Summary

Asset Allocation
3/31/09
Equity Holdings	97.4%
Cash Equivalents	0%

Sector Diversification
(Excludes Cash Equivalents)
3/31/09
Financials	18.8%
Telecommunication Services	17.7%
Energy	14.5%
Information Technology	14.1%
Materials	8.6%
Consumer Staples	8.3%
Consumer Discretionary	6.3%
Utilities	3.9%
Health Care	3.6%
Exchange Traded Funds	1.6%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 44.

second half of the year may prove too optimistic. Considering the above-mentioned problems but also acknowledging markets’ discount mechanisms, we maintain our cautious positioning.

Two important elections will take place in April. In India, four rounds of general elections are due to start on April 16. The outcome will be a key determinant of investor sentiment over the rest of the year. A majority victory is unlikely for any party, but the market would take a strong coalition government positively. On the other hand, any government formed by a weak third front would cause the market to sell off, as any legislative or economic reform would be difficult to implement. South Africa will hold its general election on April 22. The outcome is almost certain, with the African National Congress (ANC) retaining a majority and the controversial Jacob Zuma becoming the new president. There may, however, be some impact on the market and the currency around the election period.

The International Monetary Fund (IMF) will likely stay in the media headlines, following its recently expanded capacity to aid troubled countries. This should help stablize emerging-market currencies and alleviate major funding pressure. Mexico has already agreed on a USD 47 billion ‘reserve’ loan, which will be used only if its situation worsens. This news was enough to trigger a sharp appreciation in the Mexican peso. Turkish IMF negotiations were recently suspended, most likely due to the local government elections. While a deal is widely expected, it is important that the Turkish government quickly restarts talks following the elections, to secure the necessary funding for the economy.

Sustained strength in fixed-asset investment is key to maintaining momentum in China. Otherwise, the country will struggle to deliver its economic growth targets and its status as the world’s ‘last man standing’ would have many broader negative implications. With private-sector capital expenditure falling, state-owned enterprises have raised their own investment plans, freely financed by the banks, at the behest of the government (and freely financed by the banks). In the longer term, the spectre of inefficient and excessive capacity-build lurks, but in the short term we are more concerned about the power of this particular policy ‘lever’: it is important to note that the sectors directly benefiting from government spending accounted for less than 15% of total fixed asset investment in 2008. They face a monumental challenge in filling the investment gap. For the time being, however, the markets are focused on the initial wave of credit creation, and hopes are high that this will solve the growth conundrum.

Despite the rally in cyclical stocks over the last few weeks, we remain focused on high-quality franchises with a strong link to robust domestic consumption, which will be well placed to survive and prosper in difficult credit conditions. The Fund retains a major underweight in the Industrials and Materials sectors. We are also underweight in the Taiwanese and Indian banking sectors, where leverage is high and funding issues may intensify. We run large overweight positions in the Consumer, Telecommunication and Healthcare sectors. In these areas, and across the emerging regions, we continue to find attractive stocks with a combination of strong balance

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Management’s Discussion of Fund Performance

(continued) – Global Emerging Markets Fund (Unaudited)

sheets and historically robust cashflow generation, favorable strategic positioning, good medium- and long-term growth opportunities, and reasonable valuations.

Transactions:

Purchases

Wal-Mart de Mexico SAB de C.V. (“Walmex”)

Walmex is Mexico’s leading retailer operator, a position it has achieved by historically outperforming the operating performance of its domestic peers. Walmex has a very strong balance sheet with a net cash position; consequently, the group could potentially emerge from the financial crisis with a greater market share. As its main competitors are struggling with severe balance-sheet problems, Walmex will further strengthen its dominant position in the Mexican market. At the same time, Walmex is increasing its presence by opening almost 200 smaller discount stores, known as bodegas.

Walmex’s shares have experienced a long period of underperformance, and valuations fell close to historical lows by February. At the same time, the company was able to demonstrate continued operational efficiency in a challenging environment, by increasing margins and maintaining return on equity at attractive levels. Newsflow on sales suggested that same-store sales growth is also turning positive. Given the positive change and attractive valuation, we bought the stock in late February.

Bank of China Ltd.

Despite having a very strong balance sheet with excellent capital ratios and plenty of liquidity, Bank of China Ltd. became the first Chinese bank to drop below book value. This discount appears unwarranted, and we believe that the stock is likely to outperform over the medium term, as the company is still managing to generate earnings growth.

Sales

Bank Zachodni WBK

This Polish bank posted weak results, with return on equity falling to 20.9% in 2008 from over 28% in 2007. This decline was mainly due to falling net interest margin (NIM) and a much higher-than-expected provision charge in the fourth quarter of 2008. In the fourth quarter, NIM fell to 3.5%, from 3.9% in the third quarter. This was due to a deposit war amongst the Polish banks, falling wholesale market rates and the higher cost of foreign-exchange funding.

Growth of deposits (44% year on year in zloty) and loans (47% year on year in zloty) was very strong, but some of it was due to the zloty’s weakness. The new business was clearly less profitable, as reflected by falling NIM. More disturbingly, the structure of the bank’s loan book deteriorated, become more risky. Foreign exchange market (Forex) loans grew more strongly than zloty ones and now constitute 34% of the total (up

Nomura Partners Funds	The World from Asia	:	17

Management’s Discussion of Fund Performance

(continued) – Global Emerging Markets Fund (Unaudited)

from 25% in 2007). Corporate loans were up about 45%, but the structure is frightening: 26% of these loans are for property service, 19% construction and 20% for production. Recent industrial production data was, as expected, very weak. As far as property and construction are concerned, we see still growing pains. Both the bank and the local market participants still appear to underestimate the significant potential downside.

In any reasonably cautious scenario, we do not expect the bank to become insolvent or require additional capital. But we are afraid that market and the bank’s management underestimate the downside for the economy in general and property in particular. This means that the potential for a major disappointment is substantial — hence our decision to sell the stock after its results.

This material contains the current opinions of the Fund’s manager as of March 31, 2009, which are subject to change without notice. It should not be considered investment advice. Statements concerning financial market trends are based on current market conditions, which will fluctuate. References to specific securities and issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Holdings and allocations are subject to change. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long-term.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front-end sales charge or redemption fees. If reflected, returns would have been lower.

International investing involves certain risks and increased volatility not associated with investing solely in the US. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. The Fund invests a high percentage of its assets of issuers in emerging markets which magnifies these risks. Also, the Fund may invest in securities issued by smaller companies, which typically involves greater risk than investing in larger, more established companies. Newly organized Funds have no trading history, and there can be no assurance that active trading markets will develop or be maintained.

The MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI World Index is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. One cannot invest directly in an index. Return on equity (ROE) is a measure of a corporation’s profitability that reveals how much profit a company generates with the money shareholders have invested and is calculated as Net Income/Shareholder’s Equity. Book Value is the total assets of a company minus total liability. Net interest margin (NIM) is a measurement of the difference between the interest income generated by banks/financial institutions and the amount of interest paid out to their lenders.

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Management’s Discussion of Fund Performance

Global Alpha Equity Fund (the “Fund”) (Unaudited)

Quarterly Review:

The world’s equity markets fell over the first quarter, with the MSCI World Index with net dividends reinvested (the Fund’s benchmark) falling -11.92% in US Dollar terms. With a return of -10.30%, the Fund outperformed its benchmark. The strongest regions were developed Asia and emerging markets, which produced positive returns for the quarter. This was a sharp reversal of the previous quarter, in which Asia and emerging market were the weakest regions.

All sectors were down over the quarter. The best-performing were IT, Materials, Energy and Consumer Discretionary. The weakest were Financials and Industrials — the higher-beta areas of the market and those that are most affected by the state of the economy. The poor performance of financials was also due to newsflow regarding both the toxic assets on the balance sheets and the levels of loan losses and provisions, as the economy weakens and defaults rise. The strongest sectors were driven by their Japanese, Asian and emerging-market components, while the weakest were driven by their US components.

The quarter can be split into two distinct periods, with markets falling up to March 9 before rallying strongly until the last few days of the quarter. The rally had several catalysts, including several banks saying that January and February had been profitable months and US Treasury Secretary Geithner’s detailed plans to purge the banks of their toxic assets. The market experienced an almost perfect mirror-image rotation over the quarter, with the weakest sectors year to date at March 9 leading the recovery (financials/materials/industrials) and vice versa (staples/healthcare/utilities).

At a regional level, the strongest contributions came from Asia, Latin America, Japan and the UK. Europe and North America were marginally negative. The fund’s best-performing sectors were Financials, Energy and Industrials, with Utilities detracting from performance.

Among the strongest stock contributors was Petroleo Brasileiro — Petrobras S.A., the Brazilian oil major. News from two new oil wells suggests that reserves are greater than expected. Meanwhile, Bank of China Ltd. did well on its strong capital ratios, a low loan-to-deposit ratio, and the removal of the overhang created by the Royal Bank of Scotland stake (4%). With this now gone, investors’ focus has returned to the group’s historically impressive returns and current undervaluation. In the US, Apple Inc. benefited from its strong balance sheet and, more importantly, its impressive product range.

The major negatives included PNC Financial Services Group (“PNC”) (a US diversified financial), United Overseas Bank Ltd. (“UOB”) (a Singaporean financial) and E.ON AG (a German utility). As the development of the Troubled Assets Relief Program indicated that PNC might be forced to raise capital, we sold the Fund’s holding in February. In the cases of UOB and E.ON, we retain conviction and believe both stocks will recover.

Top Ten Holdings

at 3/31/09 (31.3% of Portfolio)
1.Roche Holding AG	3.7%
2.Hewlett-Packard Co.	3.4%
3.McDonald’s Corp.	3.4%
4.JPMorgan Chase & Co.	3.4%
5.Google, Inc. — Class A	3.2%
6.Sekisui House Ltd.	2.9%
7.BHP Billiton PLC	2.9%
8.Wal-Mart Stores, Inc.	2.8%
9.Procter & Gamble Co.	2.8%
10. Apple, Inc.	2.8%

Portfolio holdings are subject to change.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 47. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Nomura Partners Funds	The World from Asia	:	19

Management’s Discussion of Fund Performance

(continued) – Global Alpha Equity Fund (Unaudited)

Portfolio Summary

Asset Allocation
3/31/09
Equity Holdings	99.9%
Cash Equivalents	0%

Sector Diversification
(Excludes Cash Equivalents)
3/31/09
Financials	22.8%
Information Technology	12.9%
Energy	12.3%
Health Care	10.2%
Consumer Staples	9.9%
Consumer Discretionary	8.3%
Industrials	8.1%
Materials	7.6%
Utilities	5.3%
Telecommunication Services	2.4%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 47.

Market Outlook:

Since the start of the year, the movements in equity markets have reflected the fact that conditions remain challenging. Macroeconomic data is weak, and volatility remains higher than we would like. We remain focused on data on US employment, housing and consumer confidence. On the more positive side, short- and long- term valuations are close to historic low points. Most positive of all is that cash positions and the valuation of other asset classes are supportive of equity markets.

Unlike the end of 2008, equity markets now appear to be more discriminating in terms of individual stock performances. Many high-quality companies that have strong balance sheets and strong cashflow generation, as well as attractive product franchises, are once again outperforming their peers. This rather Darwinian environment — which may provide opportunities for the strongest companies to become stronger — is fertile territory for stockpickers.

The portfolio’s positioning continues to emphasise high-quality balance sheets and companies with product or franchise leadership that are poised to emerge as the ‘winners’ in an environment of limited credit availability. Numerous companies have been able to enhance their positioning and provide a greater degree of comfort on their earnings potential.

Transactions:

Purchases

Iberdrola S.A. is the world leader in wind energy and is a high-quality and well-managed company with solid long-term growth prospects in renewable energy. Our analysis implies that the stock is valued on its existing assets only, taking no account of any future growth, which we believe could be substantial. The key positive change is the continuing growth of renewable energy. This is dependent on regulation and government policy, and these are favorable at present. In the shorter term, the key positive change is the decline in turbine costs.

Monsanto Co. is a world leader in crop chemicals, seeds and related agricultural biotechnology. In particular, Monsanto leads the market in developing seeds with biotechnology traits. Monsanto has a global market share of approximately 90% of acreage planted with herbicide-tolerance and insect-protection traits. In the coming year, we believe that price increases alone will account for consensus earnings growth projections in seeds. Another positive development is that legislative changes increase the amount of genetically modified seeds that the company can sell. Monsanto sees 2010 as a potential ‘banner year’, in which it aims to reap the benefits from its considerable research & development spending of the last few years.

Sales

Givaudan S.A. had been a strong performer. The results in the second half of 2008 were weak, however, with sales reflecting both customer destocking

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Management’s Discussion of Fund Performance

(continued) – Global Alpha Equity Fund (Unaudited)

and a market slowdown, and margins impaired by the weaker sales mix and higher input costs. We decided that the defensive nature of the business was not as immune to the current economic environment as we had thought and decided to sell.

This material contains the opinions of the Fund’s manager as of March 31, 2009, which are subject to change without notice. It should not be considered investment advice. Statements concerning financial market trends are based on current market conditions, which will fluctuate. References to specific securities and issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Holdings and allocations are subject to change. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long-term.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front-end sales charge or redemption fees. If reflected, returns would have been lower.

International investing involves certain risks and increased volatility not associated with investing solely in the US. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are magnified in emerging markets. Securities focusing on a single country may be subject to greater market volatility. The Fund is non-diversified meaning it may invest in a smaller number of issuers. As such, investing in this Fund may involve greater risk and volatility than investing in a more diversified fund. Also, the Fund may invest in securities issued by smaller companies, which typically involves greater risk than investing in larger, more established companies. Newly organized Funds have no trading history, and there can be no assurance that active trading markets will develop or be maintained.

The MSCI World Index is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. One cannot invest directly in an index. Beta is a measure of a fund’s sensitivity to market movements.

Nomura Partners Funds	The World from Asia	:	21

Management’s Discussion of Fund Performance

International 130/30 Equity Fund (Unaudited)

Top Ten Holdings

at 3/31/09 (27.7% of Portfolio)
1.Nestle S.A.	4.0%
2.BHP Billiton PLC	3.7%
3.Telefonica S.A.	3.5%
4.GlaxoSmithKline PLC	2.4%
5.Novartis AG	2.4%
6.BG Group PLC	2.4%
7.Total S.A.	2.4%
8.British American Tobacco PLC	2.3%
9.Syngenta AG	2.3%
10. Woolworths Ltd.	2.3%

Portfolio holdings are subject to change.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 49. A quarterly Fund Summary and Portfolio Holdings are available upon request.

The public launch of the International 130/30 Equity Fund has been delayed and shares of the International 130/30 Equity Fund are not currently available to new investors.

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Management’s Discussion of Fund Performance

(continued) – International 130/30 Equity Fund (Unaudited)

International investing involves certain risks and increased volatility not associated with investing solely in the US. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. The Fund engages in selling securities short which creates the risk of magnified capital losses. Also, the Fund may invest in securities issued by smaller companies, which typically involves greater risk than investing in larger, more established companies. Newly organized Funds have no trading history, and there can be no assurance that active trading markets will develop or be maintained.

Portfolio Summary

Asset Allocation
3/31/09
Equity Holdings	97.8%
Cash Equivalents	0%

Sector Diversification
(Excludes Cash Equivalents)
3/31/09
Consumer Staples	17.1%
Health Care	13.0%
Industrials	12.7%
Consumer Discretionary	10.3%
Energy	9.8%
Materials	7.8%
Information Technology	7.4%
Utilities	7.3%
Telecommunication Services	6.6%
Financials	5.9%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 49.

Nomura Partners Funds	The World from Asia	:	23

Management’s Discussion of Fund Performance

International Equity Fund (the “Fund”) (Unaudited)

Top Ten Holdings

at 3/31/09 (58.9% of Portfolio)
1.The Japan Fund Institutional Shares	24.5%
2.Asia Pacific ex Japan Fund Institutional Shares	15.8%
3.Nestle S.A.	3.3%
4.Roche Holding AG	3.1%
5.Novartis AG	2.5%
6.Royal Dutch Shell PLC — A Shares	2.3%
7.Telefonica S.A.	2.0%
8.Siemens AG	1.8%
9.Total S.A.	1.8%
10. Air Liquide S.A.	1.8%

Portfolio holdings are subject to change.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 52. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Quarterly Review:

For the first quarter of 2009 the Fund’s net asset value per share fell -14.29% compared with a decline of -13.94% in the MSCI EAFE Index with net dividends reinvested (the Fund’s benchmark) in US Dollar terms, resulting in a modest underperformance of -0.35% for the Fund. International equity markets declined in January and February before enjoying something of a recovery in March. Markets continued to suffer from the distress in the financial sector around the world and the related impact on economic activity. The benchmark decline was about 10% in local currency terms, with a further 4% accounted for by US Dollar appreciation against the yen, Euro and other currencies.

In terms of performance against the benchmark, the Fund enjoyed a strong positive effect from allocation decisions. Throughout the period, the Fund was overweight in Asia Pacific ex Japan, by far the strongest region. Asia ex Japan benefited from the perception that the extent of the financials sector problems was less severe than elsewhere and that fiscal stimulus by the local authorities was more likely to bring positive effects relatively quickly.

At the end of January, we introduced some investments in Brazil, which also reaped handsome dividends in the following two months. The attraction of Brazil was a relatively strong domestic economy at a time when most other markets were suffering from the effects of collapsing world trade. On the other hand, Brazil was also attractive as risk appetite improved and investors began to return to emerging markets. Both of these influences worked effectively, and at different times.

The Fund’s positive allocation effects were counterbalanced by negative selection effects. All of this came in Japan and Asia Pacific ex Japan, where we hold the underlying funds within the Nomura Partners Funds. Stock selection in Europe had a neutral impact on performance.

Significant positive contributors to stock selection were Telemar and Banco Itau in Brazil, and Software AG and Ericsson in Europe. Telemar was the star in Brazil, with investors appreciating its historically high cash flow generation and past ability to pay out high dividends. Software AG and Ericsson both benefited from the announcement of results for the fourth quarter of 2008 which were better than expectations; among other things, business in emerging markets was holding up better than had been feared.

The main negative contributors were Unicredito Italiano and Commerzbank among European Financials. At the beginning of the period we thought that investors had already fully discounted the extent of the problems for these two banks but, as the quarter progressed, lack of visibility made investors fear the worst. We subsequently disposed of both.

Market Outlook:

We started the year with a relatively cautious view of overall equity market prospects. During January and February the markets fell some more, as hopes for any immediate benefits from widespread monetary and fiscal stimulus were fading.

24	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(continued) – International Equity Fund (Unaudited)

March has seen signs of a significant change in sentiment, with a recovery by many of the things which had suffered most in previous months. Investors have been encouraged by some early signs that the pace of decline in economic activity is easing, helped by some evidence of a return of risk appetite.

Looking forward we think this period of improved sentiment could last a little longer, although whether it will prove durable is difficult to know. The extent of the fiscal and monetary stimuli which have been delivered around the world is quite exceptional and it would be surprising (and very disappointing) if it failed to have any discernible effect. We think these effects will become more noticeable in the second half of the year, and the stock markets will (as usual) seek to anticipate such changes. The worry is what will happen when the powerful resuscitation effects wear off. There is a high risk that any economic improvement will not prove to be self-sustaining and we may see another dip in activity.

Our regional strategy remains relatively unchanged.

Our strongest overweight is in Asia ex-Japan. We expect these markets to begin to attract capital again: the action by the authorities in the region has been more orthodox than elsewhere and, on the face of it, more effective; companies have better balance sheets than many of their peers elsewhere; valuations are still at very low levels and earnings downgrades are starting to flatten out; many portfolios investing in the region are very defensively positioned (offering the opportunity for a positive cash flow effect), and there are examples of new mutual funds being launched.

We also continue to have a positive view on Brazil, for the reasons described above.

These overweights are funded by an underweight position in Europe, where economic conditions remain very weak and investors have generally been disappointed by a gradual approach to monetary and fiscal stimulus (on the Continent) when more dramatic action has seemed appropriate.

Japan is close to neutral versus the benchmark as seen in the table below.

Country Allocation illustration-Benchmark Index vs. Fund:

	MSCI EAFE March 31, 2009	Fund Strategy
Europe	65.2%	-7%
Japan	24.3%	-1%
Asia ex Japan	10.4%	5%
Emerging Markets	0.0%	3%

Source: Nomura Asset Management U.K. Limited

This material contains the current opinions of the Fund’s manager as of March 31, 2009, which are subject to change without notice. It should not be considered investment advice. Statements concerning financial market trends are based on current market conditions, which will fluctuate. References to specific securities and

Portfolio Summary

Asset Allocation
3/31/09
Equity Holdings	99.3%
Cash Equivalents	0%

Sector Diversification
(Excludes Cash Equivalents)
3/31/09
Mutual Funds	40.3%
Financials	10.4%
Consumer Staples	7.3%
Health Care	6.9%
Energy	6.3%
Telecommunication Services	6.1%
Industrials	5.6%
Consumer Discretionary	5.5%
Information Technology	4.1%
Materials	3.4%
Utilities	3.4%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 52.

Nomura Partners Funds	The World from Asia	:	25

Management’s Discussion of Fund Performance

(continued) – International Equity Fund (Unaudited)

issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Holdings and allocations are subject to change. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long-term.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front-end sales charge or redemption fees. If reflected, returns would have been lower.

International investing involves certain risks and increased volatility not associated with investing solely in the US. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are magnified in emerging markets. Also, the Fund may invest in securities issued by smaller companies, which typically involves greater risk than investing in larger, more established companies. Newly organized Funds have no trading history, and there can be no assurance that active trading markets will develop or be maintained.

The MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. One cannot invest directly in an index.

26	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – The Japan Fund

as of March 31, 2009

Common Stocks 97.5%

	Shares	Value ($)
Consumer Discretionary 18.5%
Auto Components 5.5%
Aisin Seiki Co. Ltd.	29,000	452,937
Bridgestone Corp.	132,600	1,887,492
Denso Corp.	116,300	2,293,455
EXEDY Corp.	13,600	170,782
Koito Manufacturing Co. Ltd.	59,000	418,427
Musashi Seimitsu Industry Co. Ltd.	30,800	311,158
NGK Spark Plug Co. Ltd.	21,000	176,724
NHK Spring Co. Ltd.	26,000	92,721
Press Kogyo Co. Ltd.	107,000	103,773
Stanley Electric Co. Ltd.	28,500	314,987
Sumitomo Rubber Industries Ltd.	245,500	1,626,994
Tokai Rubber Industries Ltd.	27,100	210,536
Toyoda Gosei Co. Ltd.	10,200	152,817
Yokohama Rubber Co. Ltd.	74,000	305,764
		8,518,567

Automobiles 4.3%
Daihatsu Motor Co. Ltd.	139,000	1,079,871
Honda Motor Co. Ltd.	100,000	2,338,738
Isuzu Motors Ltd.	148,000	177,926
Toyota Motor Corp.	94,200	2,969,177
		6,565,712

Diversified Consumer Services 0.9%
Benesse Corp.	37,500	1,371,420

Hotels, Restaurants & Leisure 0.2%
McDonald’s Holdings Co. Japan Ltd.	10,600	180,334
Toridoll Corp.	25	107,087
		287,421

Household Durables 2.8%
Makita Corp.	9,800	217,811
Mitsui Home Co. Ltd.	32,000	134,162
Panasonic Corp.	207,800	2,244,160
Rinnai Corp.	3,200	110,885
Sharp Corp.	53,000	415,497
Sony Corp.	55,300	1,116,224
		4,238,739

Internet and Catalog Retail 0.3%
ASKUL Corp.	16,500	246,371
Rakuten, Inc.	572	272,752
		519,123

Leisure Equipment and Products 0.6%
Fields Corp.	26	36,931

	Shares	Value ($)
Namco Bandai Holdings, Inc.	22,900	227,415
Shimano, Inc.	20,900	626,039
Tamron Co. Ltd.	8,900	91,621
		982,006

Media 0.5%
Daiichikosho Co. Ltd.	19,300	158,323
Fuji Media Holdings, Inc.	142	158,088
Intage, Inc.	1,600	19,866
Jupiter Telecommunications Co. Ltd.	115	76,446
SKY Perfect JSAT Holdings, Inc.	854	326,985
		739,708

Multiline Retail 0.8%
Don Quijote Co. Ltd.	20,800	265,818
H2O Retailing Corp.	8,000	45,583
Isetan Mitsukoshi Holdings Ltd.	110,900	848,121
Parco Co. Ltd.	7,400	50,612
		1,210,134

Specialty Retail 2.5%
Arc Land Sakamoto Co. Ltd.	17,200	137,273
Asahi Co. Ltd.	6,400	115,088
Bookoff Corp.	9,500	80,330
Culture Convenience Club Co. Ltd.	8,700	59,327
Fast Retailing Co. Ltd.	6,500	733,495
Kohnan Shoji Co. Ltd.	13,400	114,256
Komeri Co. Ltd.	20,200	385,899
Nishimatsuya Chain Co. Ltd.	17,700	125,171
Nitori Co. Ltd.	17,900	998,212
Point, Inc.	5,200	234,824
Xebio Co. Ltd.	51,000	739,354
Yamada Denki Co. Ltd.	3,320	129,466
		3,852,695

Textiles, Apparel and Luxury Goods 0.1%
ASICS Corp.	29,000	198,636
Total Consumer Discretionary		28,484,161

Consumer Staples 4.0%
Beverages 0.3%
Kirin Holdings Co. Ltd.	37,000	389,494

Food and Staples Retailing 1.6%
Arcs Co. Ltd.	24,500	339,834
CREATE SD HOLDINGS Co. Ltd.*	12,900	199,394

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	27

Schedule of Investments (Unaudited) – The Japan Fund (continued)

as of March 31, 2009

Common Stocks (continued)

	Shares	Value ($)
Consumer Staples (continued)
Itochu-Shokuhin Co. Ltd.	4,000	141,031
Maxvalu Tokai Co. Ltd.	11,900	132,122
Okuwa Co. Ltd.	33,000	462,070
S Foods, Inc.	10,000	78,901
Seven & I Holdings Co. Ltd.	35,300	770,299
Sogo Medical Co. Ltd.	3,800	77,355
Sugi Holdings Co. Ltd.	4,200	76,715
Sundrug Co. Ltd.	12,800	194,227
Universe Co. Ltd.	4,300	47,785
		2,519,733

Food Products 1.3%
Ajinomoto Co., Inc.	195,000	1,369,147
Fuji Oil Co. Ltd.	19,900	212,701
Marudai Food Co. Ltd.	62,000	147,194
Mitsui Sugar Co. Ltd.	43,000	115,987
Snow Brand Milk Products Co. Ltd.	27,000	73,920
		1,918,949

Tobacco 0.8%
Japan Tobacco, Inc.	475	1,256,781
Total Consumer Staples		6,084,957

Energy 0.7%
Energy Equipment and Services 0.4%
Modec, Inc.	36,600	484,376
Shinko Plantech Co. Ltd.	27,200	166,797
		651,173

Oil, Gas and Consumable Fuels 0.3%
AOC Holdings, Inc.	17,900	97,109
Cosmo Oil Co. Ltd.	59,000	177,623
Itochu Enex Co. Ltd.	19,000	99,429
		374,161
Total Energy		1,025,334

Financials 14.1%
Capital Markets 0.3%
Daiwa Securities Group, Inc.	42,000	181,603
Monex Group, Inc.	606	144,789
Tokai Tokyo Securities Co. Ltd.	91,000	161,802
		488,194

Commercial Banks 10.4%
Bank of Yokohama Ltd.	90,000	380,058
Chiba Bank Ltd.	148,000	725,160

	Shares	Value ($)
Chuo Mitsui Trust Holdings, Inc.	114,000	345,507
Juroku Bank Ltd.	31,000	102,723
Keiyo Bank Ltd.	34,000	136,708
Mie Bank Ltd.	40,000	124,059
Mitsubishi UFJ Financial Group, Inc.	724,300	3,483,021
Mizuho Financial Group, Inc.	984,900	1,870,598
Musashino Bank Ltd.	3,400	104,420
Seven Bank Ltd.	482	1,277,737
Sumitomo Mitsui Financial Group, Inc.	144,300	4,971,086
Sumitomo Trust & Banking Co. Ltd.	638,000	2,404,142
Suruga Bank Ltd.	11,000	90,014
		16,015,233

Consumer Finance 0.1%
Aeon Credit Service Co. Ltd.	23,900	215,857

Diversified Financial Services 0.2%
Fuyo General Lease Co. Ltd.	7,900	98,406
Osaka Securities Exchange Co. Ltd.	41	130,474
		228,880

Insurance 2.5%
Aioi Insurance Co. Ltd.	331,000	1,270,697
Mitsui Sumitomo Insurance Group Holdings, Inc.	58,800	1,351,417
Sony Financial Holdings, Inc.	220	584,533
Tokio Marine Holdings, Inc.	29,000	701,672
		3,908,319

Real Estate Management and Development 0.6%
Daibiru Corp.	20,100	160,215
Daiwa House Industry Co. Ltd.	27,000	216,033
Mitsubishi Estate Co. Ltd.	28,000	311,724
Mitsui Fudosan Co. Ltd.	16,000	172,471
		860,443
Total Financials		21,716,926

Health Care 5.6%
Health Care Equipment and Supplies 0.8%
Nihon Kohden Corp.	5,900	72,062
Terumo Corp.	29,500	1,081,831
		1,153,893

Health Care Providers and Services 0.1%
BML, Inc.	2,500	46,244

The accompanying notes are an integral part of the financial statements.

28	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – The Japan Fund (continued)

as of March 31, 2009

Common Stocks (continued)

	Shares	Value ($)
Health Care (continued)
Nichii Gakkan Co.	8,900	71,121
Toho Pharmaceutical Co. Ltd.	11,700	111,935
		229,300

Health Care Technology 0.1%
So-net M3, Inc.	56	149,413

Life Sciences Tools and Services 0.1%
CMIC Co. Ltd.	570	138,203

Pharmaceuticals 4.5%
Astellas Pharma, Inc.	40,000	1,220,387
Daiichi Sankyo Co. Ltd.	21,200	352,959
Eisai Co. Ltd.	37,600	1,093,984
Fuji Pharma Co. Ltd.	11,200	143,246
Kaken Pharmaceutical Co. Ltd.	18,000	150,750
KYORIN Co. Ltd.	16,000	197,525
Kyowa Hakko Kirin Co. Ltd.	48,000	401,030
Shionogi & Co. Ltd.	41,000	697,520
Takeda Pharmaceutical Co. Ltd.	69,900	2,400,970
Tsumura & Co.	9,700	249,886
		6,908,257
Total Health Care		8,579,066

Industrials 18.8%
Air Freight and Logistics 0.1%
Kintetsu World Express, Inc.	6,600	121,085

Building Products 2.2%
Asahi Glass Co. Ltd.	30,000	157,297
Bunka Shutter Co. Ltd.	84,000	318,230
Daikin Industries Ltd.	60,000	1,624,488
Nippon Sheet Glass Co. Ltd.	158,000	386,281
Sanwa Holdings Corp.	146,000	407,092
Sekisui Jushi Corp.	17,000	125,716
TOTO Ltd.	70,000	347,931
		3,367,035

Commercial Services and Supplies 1.4%
Aeon Delight Co. Ltd.	12,000	150,083
Moshi Moshi Hotline, Inc.	11,100	195,569
Park24 Co. Ltd.	25,200	169,808
Secom Co. Ltd.	30,300	1,111,168
Sohgo Security Services Co. Ltd.	44,900	383,296
Tokyu Community Corp.	6,800	105,656
		2,115,580

	Shares	Value ($)
Construction and Engineering 0.8%
Daimei Telecom Engineering Corp.	38,000	351,265
Kajima Corp.	79,000	193,140
Kinden Corp.	23,000	185,887
Nippo Corp.	17,000	138,082
Nippon Densetsu Kogyo Co. Ltd.	17,000	146,669
Taihei Dengyo Kaisha Ltd.	15,000	126,231
Yokogawa Bridge Holdings Corp.	17,000	135,162
		1,276,436

Electrical Equipment 1.4%
Futaba Corp.	9,700	151,108
Mitsubishi Electric Corp.	37,000	164,843
Sumitomo Electric Industries Ltd.	219,100	1,817,256
		2,133,207

Machinery 5.2%
Ebara Corp.*	375,000	818,306
FANUC Ltd.	3,300	221,034
Glory Ltd.	10,200	180,021
Japan Steel Works Ltd.	31,000	289,690
Kawasaki Heavy Industries Ltd.	285,000	564,328
Kitz Corp.	48,000	144,992
Komatsu Ltd.	45,500	491,842
Kubota Corp.	476,000	2,572,713
Max Co. Ltd.	10,000	106,380
Mitsubishi Heavy Industries Ltd.	348,000	1,047,674
Nabtesco Corp.	43,000	295,398
Nachi-Fujikoshi Corp.	31,000	47,290
Namura Shipbuilding Co. Ltd.	15,900	49,153
NGK Insulators Ltd.	10,000	152,043
NSK Ltd.	40,000	152,346
Oiles Corp.	34,900	404,760
Sasebo Heavy Industries Co. Ltd.	84,000	153,599
Sumitomo Heavy Industries Ltd.	97,000	318,483
Union Tool Co.	2,200	46,118
		8,056,170

Road and Rail 4.0%
East Japan Railway Co.	67,000	3,472,344
Fukuyama Transporting Co. Ltd.	111,000	405,940
Hamakyorex Co. Ltd.	6,800	116,098
Keisei Electric Railway Co. Ltd.	32,000	159,378

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	29

Schedule of Investments (Unaudited) – The Japan Fund (continued)

as of March 31, 2009

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Nippon Express Co. Ltd.	399,000	1,241,522
Seino Holdings Co. Ltd.	45,000	215,942
West Japan Railway Co.	163	513,775
		6,124,999

Trading Companies and Distributors 3.0%
Inabata & Co. Ltd.	30,800	78,723
ITOCHU Corp.	160,000	772,642
Marubeni Corp.	109,000	335,859
Mitsubishi Corp.	106,000	1,376,067
Mitsui & Co. Ltd.	102,000	1,016,033
Nishio Rent All Co. Ltd.	15,300	94,287
Sumitomo Corp.	45,300	385,795
Toshin Group Co. Ltd.	900	14,275
Toyota Tsusho Corp.	47,100	450,135
Trusco Nakayama Corp.	4,200	49,686
		4,573,502

Transportation 0.7%
Iino Kaiun Kaisha Ltd.	32,600	143,594
Mitsui O.S.K. Lines Ltd.	146,000	709,461
Nippon Yusen K.K.	85,000	323,736
		1,176,791

Transportation Infrastructure NM
Nissin Corp.	35,000	75,668
Total Industrials		29,020,473

Information Technology 16.8%
Computers and Peripherals 2.0%
Fujitsu Ltd.	326,000	1,202,101
Hitachi Maxell Ltd.	54,500	390,367
Melco Holdings, Inc.	20,900	240,070
Mitsumi Electric Co. Ltd.	11,000	156,690
Toshiba Corp.	419,000	1,075,173
		3,064,401

Electronic Equipment and Instruments 7.3%
FUJIFILM Holdings Corp.	30,400	652,624
Hakuto Co. Ltd.	16,200	97,051
Hamamatsu Photonics K.K.	13,100	244,438
Hitachi High-Technologies Corp.	79,600	1,112,156
Hitachi Ltd.	314,000	843,805
Hosiden Corp.	12,800	125,304
HOYA Corp.	56,100	1,093,832
Ibiden Co. Ltd.	34,000	812,345
Kaga Electronics Co. Ltd.	15,900	128,504
Keyence Corp.	7,370	1,377,431
Mabuchi Motor Co. Ltd.	4,800	193,484
Nichicon Corp.	24,000	179,906

	Shares	Value ($)
Nidec Corp.	47,800	2,124,766
Nihon Dempa Kogyo Co. Ltd.	10,600	157,632
Shimadzu Corp.	33,000	209,699
Shinko Shoji Co. Ltd.	22,500	147,068
TDK Corp.	14,300	527,302
Yamatake Corp.	6,100	104,086
Yaskawa Electric Corp.	252,000	1,081,982
		11,213,415

Communications Equipment 0.1%
Hitachi Kokusai Electric, Inc.	18,000	93,287

Internet Software and Services 0.8%
GMO Internet, Inc.	33,000	111,684
Internet Initiative Japan, Inc.	75	79,406
Kakaku.com, Inc.	52	156,076
Yahoo! Japan Corp.	3,621	946,358
		1,293,524

IT Services 0.9%
Hitachi Information Systems Ltd.	12,200	199,543
IT Holdings Corp.	17,100	195,903
Nihon Unisys Ltd.	138,200	981,508
Saison Information Systems Co. Ltd.	17,500	100,773
		1,477,727

Office Electronics 1.0%
Canon, Inc.	51,300	1,461,494
Ricoh Co. Ltd.	14,000	164,490
		1,625,984

Semiconductors and Semiconductor Equipment 1.1%
Canon Machinery, Inc.	9,400	75,021
Elpida Memory, Inc.*	133,200	915,048
Mimasu Semiconductor Industry Co. Ltd.	17,800	192,773
Tokyo Electron Ltd.	8,000	294,186
ULVAC, Inc.	9,900	179,227
		1,656,255

Software 3.6%
Capcom Co. Ltd.	6,100	107,598
Nintendo Co. Ltd.	15,600	4,483,710
OBIC Business Consultants Co. Ltd.	15,850	489,983
Square Enix Holdings Co. Ltd.	10,500	197,197
Trend Micro, Inc.	8,000	223,872
		5,502,360
Total Information Technology		25,926,953

The accompanying notes are an integral part of the financial statements.

30	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – The Japan Fund (continued)

as of March 31, 2009

Common Stocks (continued)

	Shares	Value ($)
Materials 12.1%
Chemicals 7.4%
ADEKA Corp.	29,000	178,714
Arakawa Chemical Industries Ltd.	13,600	85,872
C Uyemura & Co. Ltd.	9,600	167,298
Daicel Chemical Industries Ltd.	203,000	723,938
Hitachi Chemical Co. Ltd.	25,800	307,041
JSR Corp.	62,600	724,120
Kuraray Co. Ltd.	248,000	2,092,034
LINTEC Corp.	13,500	166,798
Nissan Chemical Industries Ltd.	56,000	464,474
Sakai Chemical Industry Co. Ltd.	58,000	164,065
Shikoku Chemicals Corp.	46,000	151,498
Shin-Etsu Chemical Co. Ltd.	72,500	3,493,711
Showa Denko K.K.	466,000	569,642
Sumitomo Chemical Co. Ltd.	330,000	1,110,168
Taiyo Nippon Sanso Corp.	51,000	330,262
Takasago International Corp.	22,000	108,239
Tokai Carbon Co. Ltd.	46,000	183,098
Toray Industries, Inc.	67,000	267,364
Ube Industries Ltd.	85,000	152,851
		11,441,187

Construction Materials 0.1%
Sumitomo Osaka Cement Co. Ltd.	39,000	89,438

Containers and Packaging 1.4%
FP Corp.	2,600	101,126
Rengo Co. Ltd.	396,000	2,008,304
		2,109,430

Metals and Mining 2.6%
Chubu Steel Plate Co. Ltd.	51,500	300,722
Daido Steel Co. Ltd.	59,000	144,840
Hitachi Metals Ltd.	42,000	292,347
JFE Holdings, Inc.	20,400	442,067
Kyoei Steel Ltd.	14,800	288,420
Nippon Steel Corp.	154,000	409,173
Nittetsu Mining Co. Ltd.	32,000	87,933
Osaka Steel Co. Ltd.	30,000	499,470
OSAKA Titanium Technologies Co. Ltd.	3,000	77,284
Sanyo Special Steel Co. Ltd.	101,000	237,743
Sumitomo Metal Industries Ltd.	340,000	676,668

	Shares	Value ($)
Sumitomo Metal Mining Co. Ltd.	20,000	190,130
Tokyo Steel Manufacturing Co. Ltd.	20,400	202,588
Yamato Kogyo Co. Ltd.	10,800	229,126
		4,078,511

Paper and Forest Products 0.6%
Chuetsu Pulp & Paper Co. Ltd.	27,000	67,647
OJI Paper Co. Ltd.	198,000	800,121
		867,768
Total Materials		18,586,334

Telecommunication Services 5.6%
Diversified Telecommunication Services 2.3%
Nippon Telegraph and Telephone Corp.	92,900	3,500,702

Wireless Telecommunication Services 3.3%
KDDI Corp.	470	2,193,666
NTT DoCoMo, Inc.	2,174	2,936,443
		5,130,109
Total Telecommunication Services		8,630,811

Utilities 1.3%
Electric Utilities 1.3%
Tokyo Electric Power Co., Inc.	82,000	2,037,885
Total Common Stocks (Cost $171,209,574)		150,092,900
Total Investments 97.5% (Cost $171,209,574)		150,092,900

Percentages are based on net assets of $153,942,357.

*	Non income-producing security.

NM	— Less than 0.1%.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	31

Schedule of Investments (Unaudited) – Asia Pacific ex Japan Fund

as of March 31, 2009

Common Stocks 84.9%

	Shares	Value ($)
Australia 23.2%
Beverages 0.7%
Foster’s Group Ltd.	10,276	36,156

Chemicals 0.9%
Incitec Pivot Ltd.	29,900	44,077

Commercial Banks 3.6%
Commonwealth Bank of Australia	4,050	97,805
Westpac Banking Corp.	6,600	87,610
		185,415

Diversified Telecommunication Services 2.2%
Telstra Corp. Ltd.	50,000	111,604

Energy Equipment and Services 1.6%
WorleyParsons Ltd.	6,600	82,607

Food and Staples Retailing 3.8%
Woolworths Ltd.	11,200	194,776

Insurance 0.8%
QBE Insurance Group Ltd.	3,100	41,538

Metals and Mining 6.5%
BHP Billiton Ltd.	9,200	204,135
Rio Tinto Ltd.	2,390	94,013
Sino Gold Mining Ltd.*	10,000	36,784
		334,932

Oil, Gas and Consumable Fuels 1.3%
Woodside Petroleum Ltd.	2,508	66,444

Real Estate Investment Trusts (REITs) 1.8%
Commonwealth Property Office Fund	84,679	53,288
Westfield Group	5,528	38,439
		91,727
Total Australia		1,189,276

China 15.9%
Construction Materials 2.2%
Anhui Conch Cement Co. Ltd. — H Shares*	20,000	110,701

Commercial Banks 3.4%
Industrial & Commercial Bank of China Ltd. — H Shares	340,000	175,909

	Shares	Value ($)
Construction and Engineering 2.5%
China Communications Construction Co. Ltd. — Class H	47,000	51,545
China Railway Construction Corp. Ltd. — H Shares*	60,000	78,342
		129,887

Insurance 3.3%
China Life Insurance Co. Ltd. —H Shares	51,000	169,109

Oil, Gas and Consumable Fuels 4.5%
China Shenhua Energy Co. Ltd. — H Shares	22,000	49,560
PetroChina Co. Ltd. — H Shares	230,000	182,799
		232,359
Total China		817,965

Hong Kong 19.4%
Automobiles 0.7%
Denway Motors Ltd.	96,000	37,158

Commercial Banks 0.4%
Hang Seng Bank Ltd.	2,100	21,215

Diversified Financial Services 1.1%
Hong Kong Exchanges & Clearing Ltd.	6,000	56,550

Electric Utilities 1.7%
HongKong Electric Holdings Ltd.	15,000	89,606

Health Care Equipment and Supplies 0.8%
Hengan International Group Co. Ltd.	10,000	40,190

Independent Power Producers and Energy Traders 0.9%
China Resources Power Holdings Co. Ltd.	22,000	46,097

Industrial Conglomerates 1.0%
Hutchison Whampoa Ltd.	10,000	49,222

Oil, Gas and Consumable Fuels 0.9%
CNOOC Ltd.	47,000	46,754

Real Estate Investment Trusts (REITs) 0.5%
The Link Real Estate Investment Trust (The Link)	14,000	27,709

The accompanying notes are an integral part of the financial statements.

32	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – Asia Pacific ex Japan Fund (continued)

as of March 31, 2009

Common Stocks (continued)

	Shares	Value ($)
Hong Kong (continued)
Real Estate Management and Development 6.7%
Cheung Kong Holdings Ltd.	12,000	103,347
China Overseas Land & Investment Ltd.	30,000	47,222
Hang Lung Properties Ltd.	17,000	40,139
Sun Hung Kai Properties Ltd.	11,000	98,709
Swire Pacific Ltd. — A Shares	8,000	53,415
		342,832

Specialty Retail 0.4%
Esprit Holdings Ltd.	4,200	21,405

Wireless Telecommunication Services 4.3%
China Mobile Ltd.	25,000	218,209
Total Hong Kong		996,947

Indonesia 2.3%
Diversified Telecommunication Services 1.0%
Indosat Tbk PT	130,000	53,159

Gas Utilities 1.3%
Perusahaan Gas Negara PT	350,000	65,123
Total Indonesia		118,282

Korea, Republic of 6.1%
Commercial Banks 0.3%
KB Financial Group, Inc., ADR*	530	12,853

Construction and Engineering 0.4%
Hyundai Development Co.	900	21,894

Food Products 0.9%
Nong Shim Co. Ltd.	300	46,629

Internet Software and Services 0.6%
NHN Corp.*	300	32,749

Semiconductors and Semiconductor Equipment 0.9%
Hynix Semiconductor, Inc.*	5,269	47,043

Tobacco 1.5%
KT&G Corp., 144A, GDR*	2,879	78,078

Wireless Telecommunication Services 1.5%
SK Telecom Co. Ltd., ADR	4,780	73,851
Total Korea, Republic of		313,097

	Shares	Value ($)
Malaysia 3.1%
Commercial Banks 1.0%
Bumiputra-Commerce Holdings Bhd	29,000	54,492

Food Products 1.6%
IOI Corp. Bhd	77,300	80,576

Wireless Telecommunication Services 0.5%
Axiata Group Bhd*	40,000	24,798
Total Malaysia		159,866

Singapore 3.4%
Machinery 0.9%
SembCorp Marine Ltd.	39,000	46,412

Oil, Gas and Consumable Fuels 0.5%
Singapore Petroleum Co. Ltd.	13,000	24,445

Real Estate Management and Development 0.7%
CapitaLand Ltd.	23,000	35,235

Road and Rail 0.6%
SMRT Corp. Ltd.	30,000	30,179

Wireless Telecommunication Services 0.7%
StarHub Ltd.	30,000	38,857
Total Singapore		175,128

Taiwan, Province of China 7.1%
Chemicals 0.4%
Taiwan Fertilizer Co. Ltd.	10,000	20,494

Computers and Peripherals 0.6%
Acer, Inc.	20,000	30,078

Diversified Financial Services 0.2%
Yuanta Financial Holding Co. Ltd.	26,000	11,884

Diversified Telecommunication Services 1.9%
Chunghwa Telecom Co. Ltd.	52,625	96,057

Electronic Equipment and Instruments 1.5%
Hon Hai Precision Industry Co. Ltd.	34,000	76,899

Food and Staples Retailing 0.7%
President Chain Store Corp.	16,000	36,660

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	33

Schedule of Investments (Unaudited) – Asia Pacific ex Japan Fund (continued)

as of March 31, 2009

Common Stocks (continued)

	Shares	Value ($)
Taiwan, Province of China (continued)
Semiconductors and Semiconductor Equipment 1.8%
Siliconware Precision Industries Co.	17,000	17,896
Taiwan Semiconductor Manufacturing Co. Ltd.	51,000	77,300
		95,196
Total Taiwan, Province of China		367,268

Thailand 3.4%
Construction Materials 0.8%
Siam City Cement PCL, NVDR	11,800	41,590

Commercial Banks 1.0%
Kasikornbank PCL, NVDR	39,400	49,715

Oil, Gas and Consumable Fuels 1.6%
PTT Exploration & Production PCL, NVDR	31,000	85,007
Total Thailand		176,312

United Kingdom 1.0%
Electronic Equipment and Instruments 1.0%
Tanjong PLC	13,000	49,211
Total United Kingdom		49,211
Total Common Stocks (Cost $4,281,108)		4,363,352

Preferred Stocks 2.8%

Korea, Republic of 2.8%
Electronic Equipment and Instruments 2.8%
Samsung Electronics Co. Ltd., GDR	1,280	142,080
Total Korea, Republic of		142,080
Total Preferred Stocks (Cost $131,840)		142,080

Participatory Notes 8.6%

India 7.1%
Diversified Financial Services 0.9%
Housing Development Finance Corp. Ltd., American Style call warrants, expiring 01/30/17, 144A	1,550	43,144

	Shares	Value ($)
Diversified Telecommunication Services 1.3%
Bharti Airtel Ltd., American Style call warrants, expiring 03/17/11, 144A*	200	2,467
Bharti Airtel Ltd., American Style call warrants, expiring 06/29/12, 144A*	5,164	63,696
		66,163

Electric Utilities 1.5%
ITC Holdings Corp., American Style call warrants, expiring 05/03/12, 144A	21,144	76,541

Machinery 1.1%
Larsen & Toubro Ltd., American Style call warrants, expiring 06/23/09, 144A	4,374	57,991

Oil, Gas and Consumable Fuels 2.3%
Reliance Industries Ltd., American Style call warrants, expiring 07/15/09, 144A	3,940	118,290
Total India		362,129

Korea, Republic of 1.5%
Insurance 1.5%
Samsung Fire & Marine Insurance Co. Ltd., American Style call warrants, expiring 09/21/09, 144A*	670	77,499
Total Participatory Notes (Cost $462,300)		439,628
Total Investments 96.3% (Cost $4,875,248)		4,945,060

Percentages are based on net assets of $5,136,050.

*	Non income-producing security.

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009 the value of these securities amounted to $517,706 or 10.1% of net assets.

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

NVDR — Non Voting Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

34	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – India Fund

as of March 31, 2009

Participatory Notes 90.7%

	Shares	Value ($)
Consumer Discretionary 21.4%
Automobiles 8.4%
Bajaj Auto Limited, American Style call warrants, expiring 05/27/13, 144A	7,500	90,750
Hero Honda Motors Ltd., American Style call warrants, expiring 05/02/11, 144A	14,000	295,301
		386,051

Household Products 3.9%
Hindustan Unilever Ltd., American Style call warrants, expiring 12/30/10, 144A	38,000	178,410

Media 4.2%
Zee Entertainment Enterprises Ltd., American Style call warrants, expiring 05/09/11, 144A	92,500	193,713

Tobacco 4.9%
ITC Ltd., American Style call warrants, expiring 01/06/11, 144A	62,000	225,835
Total Consumer Discretionary		984,009

Energy 21.0%
Electric Utilities 3.1%
CESC Ltd., American Style call warrants, expiring 01/22/13, 144A	34,000	140,060

Electrical Equipment 3.2%
Bharat Heavy Electricals Ltd., American Style call warrants, expiring 09/01/10, 144A	5,000	148,255

Energy Equipment and Services 3.0%
GVK Power & Infrastructure Ltd., American Style call warrants, expiring 06/04/13, 144A*	300,000	138,360

Oil, Gas and Consumable Fuels 11.7%
Reliance Industries Ltd., American Style call warrants, expiring 07/15/09, 144A	18,000	540,409
Total Energy		967,084

	Shares	Value ($)
Financials 20.5%
Commercial Banks 12.2%
Bank of Baroda, American Style call warrants, expiring 01/28/13, 144A	15,000	69,286
Bank of India, American Style call warrants, expiring 05/02/11, 144A	15,000	65,014
HDFC Bank Ltd., American Style call warrants, expiring 12/30/10, 144A	11,500	219,381
ICICI Bank Ltd., American Style call warrants, expiring 03/17/14, 144A	32,000	210,538
		564,219

Diversified Financial Services 8.3%
Housing Development Finance Corp. Ltd., American Style call warrants, expiring 01/18/11, 144A	13,700	381,067
Total Financials		945,286

Industrials 8.5%
Building Products 2.3%
India Cements Ltd., American Style call warrants, expiring 01/30/17, 144A	50,000	104,464

Machinery 3.6%
Larsen & Toubro Ltd., American Style call warrants, expiring 06/23/09, 144A	10,500	139,210
Reliance Capital Ltd., American Style call warrants, expiring 05/09/17, 144A	4,000	27,867
		167,077

Marine 2.6%
Great Eastern Shipping Co. Ltd. (The), American Style call warrants, expiring 06/30/09, 144A	32,500	120,367
Total Industrials		391,908

Information Technology 8.5%
Internet Software and Services 8.5%
Infosys Technologies Ltd., American Style call warrants, expiring 11/22/10, 144A	15,000	391,476

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	35

Schedule of Investments (Unaudited) – India Fund (continued)

as of March 31, 2009

Participatory Notes (continued)

	Shares	Value ($)
Materials 4.9%
Diversified Operations 2.8%
Sintex Industries Ltd., American Style call warrants, expiring 03/08/10, 144A	65,000	125,808

Metals and Mining 2.1%
Sesa Goa Ltd., American Style call warrants, expiring 02/22/13, 144A	50,000	98,157
Total Materials		223,965

Telecommunication Services 5.9%
Diversified Telecommunication Services 5.9%
Bharti Airtel Ltd., American Style call warrants, expiring 03/17/11, 144A*	4,000	49,339
Bharti Airtel Ltd., American Style call warrants, expiring 06/29/12, 144A*	10,000	123,347
Reliance Communications Ltd., American Style call warrants, expiring 01/25/11, 144A	28,000	96,359
		269,045
Total Telecommunication Services		269,045
Total Participatory Notes (Cost $4,353,072)		4,172,773
Total Investments 90.7% (Cost $4,353,072)		4,172,773

Percentages are based on net assets of $4,602,872.

*	Non income-producing security.

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009 the value of these securities amounted to $4,172,773 or 90.7% of net assets.

The accompanying notes are an integral part of the financial statements.

36	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – Greater China Fund

as of March 31, 2009

Common Stocks 96.4%

	Shares	Value ($)
China 49.2%
Commercial Banks 11.1%
China Construction Bank Corp. — H Shares	403,000	228,782
Industrial & Commercial Bank of China Ltd. — H Shares	643,000	332,675
		561,457

Construction and Engineering 1.9%
China Communications Construction Co. Ltd. — H Shares	38,000	41,674
China Railway Construction Corp. Ltd. — H Shares*	41,000	53,534
		95,208

Electronic Equipment and Instruments 1.7%
China Resources Power Holdings Co. Ltd.	40,000	83,813

Health Care Equipment and Supplies 2.8%
Hengan International Group Co. Ltd.	35,000	140,666

Insurance 7.0%
China Life Insurance Co. Ltd. — H Shares	107,000	354,798

Internet Software and Services 1.0%
Tencent Holdings Ltd.	7,000	51,932

Metals and Mining 0.8%
Jiangxi Copper Co. Ltd. — H Shares	39,000	40,658

Oil, Gas and Consumable Fuels 8.6%
China Petroleum & Chemical Corp. — H Shares	122,000	78,074
China Shenhua Energy Co. Ltd. — H Shares	31,000	69,835
CNOOC Ltd.	167,000	166,125
PetroChina Co. Ltd. — H Shares	150,000	119,216
		433,250

Real Estate Management and Development 2.4%
China Overseas Land & Investment Ltd.	78,000	122,778

Transportation 1.7%
China COSCO Holdings Co. Ltd. — H Shares	54,000	35,184

	Shares	Value ($)
China Shipping Development Co. Ltd. — H Shares	56,000	52,889
		88,073

Wireless Telecommunication Services 10.2%
China Mobile Ltd.	59,500	519,337
Total China		2,491,970

Hong Kong 20.4%
Commercial Banks 2.3%
Bank of East Asia Ltd.	37,840	73,136
Hang Seng Bank Ltd.	4,200	42,430
		115,566
Distributors 1.0%
Li & Fung Ltd.	22,000	51,888

Diversified Financial Services 1.4%
Hong Kong Exchanges & Clearing Ltd.	7,800	73,516

Diversified Operations 3.9%
HKR International Ltd.	102,400	24,706
Hutchison Whampoa Ltd.	23,000	113,211
Swire Pacific Ltd. — A Shares	9,000	60,092
		198,009

Electric Utilities 2.5%
CLP Holdings Ltd.	19,000	128,577

Gas Utilities 0.8%
Hong Kong & China Gas Co. Ltd.	27,000	42,709

Real Estate Investment Trusts (REITs) 1.9%
The Link Real Estate Investment Trust (The Link)	48,000	95,002

Real Estate Management and Development 5.8%
Cheung Kong Holdings Ltd.	18,000	155,020
Hang Lung Properties Ltd.	1,000	2,361
Sun Hung Kai Properties Ltd.	15,000	134,602
		291,983

Textiles, Apparel and Luxury Goods 0.8%
Esprit Holdings Ltd.	8,000	40,771
Total Hong Kong		1,038,021

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	37

Schedule of Investments (Unaudited) – Greater China Fund (continued)

as of March 31, 2009

Common Stocks (continued)

	Shares	Value ($)
Taiwan, Province of China 26.8%
Construction Materials 1.7%
Taiwan Cement Corp.	104,000	85,716

Chemicals 3.9%
Formosa Plastics Corp.	84,000	126,574
Taiwan Fertilizer Co. Ltd.	35,000	71,730
		198,304

Computers and Peripherals 3.2%
Acer, Inc.	32,000	48,125
Advantech Co. Ltd.	25,000	34,722
Chicony Electronics Co. Ltd.	62,000	79,529
		162,376

Diversified Financial Services 0.9%
Yuanta Financial Holding Co. Ltd.	94,000	42,964

Diversified Telecommunication Services 2.9%
Chunghwa Telecom Co. Ltd.	81,862	149,424

Electronic Equipment and Instruments 3.6%
Chroma ATE, Inc.	13,000	9,488
Delta Electronics, Inc.	41,000	75,442
Hon Hai Precision Industry Co. Ltd.	43,000	97,255
		182,185

Food and Staples Retailing 0.5%
President Chain Store Corp.	12,000	27,495

Hotels, Restaurants & Leisure 1.0%
Formosa International Hotels Corp.	5,000	49,835

IC Design 0.6%
MediaTek, Inc.	3,000	28,220

Insurance 0.2%
China Life Insurance Co. Ltd*	36,000	11,730

Leisure Equipment and Products 1.2%
Giant Manufacturing Co. Ltd.	30,000	61,748

Metals and Mining 1.1%
China Steel Corp.	87,000	56,953

	Shares	Value ($)

Semiconductors and Semiconductor Equipment 6.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	200,000	303,138
Total Taiwan, Province of China		1,360,088
Total Common Stocks (Cost $4,721,905)		4,890,079
Total Investments 96.4% (Cost $4,721,905)		4,890,079

Percentages are based on net assets of $5,072,805.

*	Non income-producing security.

The accompanying notes are an integral part of the financial statements.

38	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – Global Equity Income Fund

as of March 31, 2009

Common Stocks 96.9%

	Shares	Value ($)
Australia 3.5%
Beverages 0.3%
Lion Nathan Ltd.	2,200	12,361

Commercial Banks 0.9%
National Australia Bank Ltd.	1,216	16,995
Westpac Banking Corp.	1,906	25,301
		42,296

Metals and Mining 0.9%
Rio Tinto Ltd.	992	39,021

Real Estate Investment Trusts (REITs) 0.8%
Westfield Group	4,944	34,378

Textiles, Apparel and Luxury Goods 0.6%
Billabong International Ltd.	4,660	27,543
Total Australia		155,599

Belgium 0.9%
Beverages 0.5%
Anheuser-Busch InBev NV	847	23,345

Diversified Telecommunication Services 0.4%
Belgacom S.A.	514	16,116
Total Belgium		39,461

Brazil 1.6%
Metals and Mining 0.5%
Companhia Vale do Rio Doce, ADR	1,500	19,950

Oil, Gas and Consumable Fuels 1.1%
Petroleo Brasileiro—Petrobras S.A., ADR	2,000	49,000
Total Brazil		68,950

Canada 1.3%
Commercial Banks 1.3%
Bank of Nova Scotia	2,400	59,143
Total Canada		59,143

Chile 0.8%
Chemicals 0.7%
Sociedad Quimica y Minera de Chile S.A., ADR	1,100	29,216

Commercial Banks 0.1%
Banco Santander Chile, ADR	200	6,870
Total Chile		36,086

	Shares	Value ($)
Finland 0.6%
Communications Equipment 0.6%
Nokia Oyj	2,059	24,292
Total Finland		24,292

France 3.5%
Diversified Telecommunication Services 0.9%
France Telecom S.A.	1,816	41,378

Electrical Equipment 0.3%
Nexans S.A.*	331	12,569

Insurance 0.8%
AXA S.A.	1,734	20,849
SCOR SE	714	14,699
		35,548

Oil, Gas and Consumable Fuels 0.8%
Total S.A.	750	37,292

Pharmaceuticals 0.7%
Sanofi-Aventis	528	29,730
Total France		156,517

Germany 1.8%
Automobiles 0.4%
Bayerische Motoren Werke AG	641	18,557

Diversified Telecommunication Services 0.4%
Deutsche Telekom AG	1,691	21,006

Electric Utilities 0.3%
E.ON AG	438	12,168

Software 0.7%
SAP AG	849	30,095
Total Germany		81,826

Greece 0.8%
Hotels, Restaurants & Leisure 0.8%
OPAP S.A.	1,296	34,127
Total Greece		34,127

Hong Kong 1.2%
Electric Utilities 0.6%
CLP Holdings Ltd.	3,500	23,685
HongKong Electric Holdings Ltd.	500	2,987
		26,672

Communications Equipment 0.1%
VTech Holdings Ltd.	1,000	3,864

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	39

Schedule of Investments (Unaudited) – Global Equity Income Fund (continued)

as of March 31, 2009

Common Stocks (continued)

	Shares	Value ($)
Hong Kong (continued)
Real Estate Investment Trusts (REITs) 0.1%
The Link Real Estate Investment Trust (The Link)	2,500	4,948

Road and Rail NM
Transport International Holdings Ltd.	800	2,044

Wireless Telecommunication Services 0.4%
China Mobile Ltd.	2,000	17,457
Total Hong Kong		54,985

India 0.4%
Commercial Banks 0.4%
ICICI Bank Ltd., ADR	1,400	18,606
Total India		18,606

Ireland 0.2%
Construction Materials 0.2%
CRH PLC	440	9,576
Total Ireland		9,576

Italy 4.7%
Electric Utilities 1.7%
Enel SpA	6,095	29,253
Terna — Rete Elettrica Nationale SpA	14,680	45,737
		74,990

Oil, Gas and Consumable Fuels 2.3%
ENI SpA	5,349	103,900

Textiles, Apparel and Luxury Goods 0.7%
Bulgari SpA	6,625	29,134
Total Italy		208,024

Japan 10.4%
Automobiles 1.4%
Toyota Motor Corp.	2,000	63,040

Commercial Banks 0.3%
Mitsubishi UFJ Financial Group, Inc.	2,500	12,022

Diversified Consumer Services 0.4%
Benesse Corp.	500	18,285

Electronic Equipment and Instruments 0.5%
HOYA Corp.	1,100	21,448

	Shares	Value ($)
Food and Staples Retailing 0.5%
Lawson, Inc.	500	20,609

Household Products 0.4%
Kao Corp.	1,000	19,387

Machinery 0.4%
FANUC Ltd.	300	20,094

Metals and Mining 1.1%
Sumitomo Metal Mining Co. Ltd.	5,000	47,532

Office Electronics 1.5%
Canon, Inc.	2,300	65,525

Oil, Gas and Consumable Fuels 0.4%
Showa Shell Sekiyu K.K.	1,000	9,052
TonenGeneral Sekiyu K.K.	1,000	9,729
		18,781

Pharmaceuticals 1.2%
Santen Pharmaceutical Co. Ltd.	700	19,377
Takeda Pharmaceutical Co. Ltd.	1,000	34,348
		53,725

Real Estate Investment Trusts (REITs) 0.4%
Japan Real Estate Investment Corp.	1	7,637
Nippon Building Fund, Inc.	1	8,547
		16,184

Software 0.6%
Oracle Corp. Japan	700	26,307

Trading Companies and Distributors 0.6%
Mitsubishi Corp.	2,200	28,560

Wireless Telecommunication Services 0.7%
NTT DoCoMo, Inc.	22	29,716
Total Japan		461,215

Malaysia 0.5%
Hotels, Restaurants & Leisure 0.2%
Berjaya Sports Toto Bhd	6,900	8,669

Tobacco 0.3%
British American Tobacco Malaysia Bhd	1,000	12,481
Total Malaysia		21,150

The accompanying notes are an integral part of the financial statements.

40	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – Global Equity Income Fund (continued)

as of March 31, 2009

Common Stocks (continued)

	Shares	Value ($)
Mexico 0.6%
Metals and Mining 0.6%
Southern Copper Corp.	1,500	26,130
Total Mexico		26,130

Netherlands 3.0%
Oil, Gas and Consumable Fuels 3.0%
Royal Dutch Shell PLC — B Shares	5,987	131,520
Total Netherland		131,520

Singapore 0.9%
Air Freight and Logistics 0.3%
Singapore Post Ltd.	22,000	11,210

Media NM
Singapore Press Holdings Ltd.	1,000	1,664

Wireless Telecommunication Services 0.6%
MobileOne Ltd.	19,000	18,613
StarHub Ltd.	7,000	9,067
		27,680
Total Singapore		40,554

Spain 0.9%
Diversified Telecommunication Services 0.9%
Telefonica S.A.	2,053	40,969
Total Spain		40,969

Sweden 0.3%
Specialty Retail 0.3%
Hennes & Mauritz AB — B Shares	381	14,323
Total Sweden		14,323

Switzerland 0.5%
Insurance 0.5%
Zurich Financial Services AG	135	21,359
Total Switzerland		21,359

Taiwan, Province of China 1.4%
Diversified Telecommunication Services 0.5%
Chunghwa Telecom Co. Ltd., ADR	1,252	22,824

Metals and Mining 0.3%
China Steel Corp.	20,000	13,093

	Shares	Value ($)
Semiconductors and Semiconductor Equipment 0.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	16,000	24,251
Total Taiwan, Province of China		60,168

United Kingdom 8.3%
Beverages 0.5%
Diageo PLC	2,166	24,443

Commercial Banks 1.5%
HSBC Holdings PLC	11,923	67,575

Consumer Finance 0.7%
Provident Financial PLC	2,603	31,243

Diversified Telecommunication Services 0.2%
BT Group PLC	7,395	8,298

Food and Staples Retailing 0.4%
Tesco PLC	3,804	18,198

Insurance 0.5%
Aviva PLC	6,684	20,739

Media 0.4%
Pearson PLC	1,566	15,762

Multi-Utilities 0.7%
United Utilities Group PLC	4,420	30,664

Pharmaceuticals 1.9%
GlaxoSmithKline PLC	5,535	86,368

Tobacco 0.7%
British American Tobacco PLC	1,311	30,342

Wireless Telecommunication Services 0.8%
Vodafone Group PLC	20,176	35,536
Total United Kingdom		369,168

United States 48.8%
Beverages 2.4%
Coca-Cola Co.	1,500	65,925
PepsiCo, Inc.	800	41,184
		107,109

Chemicals 1.2%
E. I. du Pont de Nemours & Co.	2,300	51,359

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	41

Schedule of Investments (Unaudited) – Global Equity Income Fund (continued)

as of March 31, 2009

Common Stocks (continued)

	Shares	Value ($)
United States (continued)
Commercial Banks 0.4%
Wilmington Trust Corp.	2,000	19,380

Commercial Services and Supplies 1.7%
Automatic Data Processing, Inc.	400	14,064
Paychex, Inc.	500	12,835
Pitney Bowes, Inc.	900	21,015
Waste Management, Inc.	1,000	25,600
		73,514

Distributors 1.2%
Genuine Parts Co.	1,100	32,846
Sysco Corp.	800	18,240
		51,086

Diversified Financial Services 6.1%
JPMorgan Chase & Co.	2,200	58,476
U.S. Bancorp	4,400	64,284
Wells Fargo & Co.	10,200	145,248
		268,008

Diversified Operations 2.4%
General Electric Co.	10,500	106,155

Diversified Telecommunication Services 1.3%
AT&T, Inc.	900	22,680
Verizon Communications, Inc.	1,200	36,240
		58,920

Electric Utilities 6.2%
Consolidated Edison, Inc.	500	19,805
Duke Energy Corp.	5,800	83,056
Exelon Corp.	1,300	59,007
Progress Energy, Inc.	500	18,130
Southern Co.	3,100	94,922
		274,920

Electrical Equipment 0.5%
Emerson Electric Co.	800	22,864

Food Products 2.1%
HJ Heinz Co.	600	19,836
Kraft Foods, Inc. — Class A	3,300	73,557
		93,393

Health Care Equipment and Supplies 0.3%
Kimberly-Clark Corp.	300	13,833

Hotels, Restaurants & Leisure 0.9%
McDonald’s Corp.	700	38,199

	Shares	Value ($)

Household Products 1.7%
Procter & Gamble Co.	1,600	75,344

Multiline Retail 0.2%
Target Corp.	300	10,317

Oil, Gas and Consumable Fuels 2.7%
Chevron Corp.	1,400	94,136
Exxon Mobil Corp.	400	27,240
		121,376

Paper and Forest Products 0.3%
Plum Creek Timber Co., Inc.	400	11,628

Pharmaceuticals 8.9%
Bristol-Myers Squibb Co.	6,200	135,904
Eli Lilly & Co.	2,600	86,866
Merck & Co., Inc.	4,000	107,000
Pfizer, Inc.	4,700	64,014
		393,784

Real Estate Investment Trusts (REITs) 0.1%
Washington Real Estate Investment Trust	300	5,190

Road and Rail 0.3%
Ryder System, Inc.	400	11,324

Semiconductors and Semiconductor Equipment 2.3%
Intel Corp.	3,500	52,675
Microchip Technology, Inc.	2,400	50,856
		103,531

Software 0.6%
Microsoft Corp.	1,400	25,718

Thrifts and Mortgage Finance 0.9%
New York Community Bancorp, Inc.	3,600	40,212

Tobacco 4.1%
Altria Group, Inc.	6,000	96,120
Philip Morris International, Inc.	2,400	85,392
		181,512
Total United States		2,158,676
Total Common Stocks (Cost $4,864,058)		4,292,424

The accompanying notes are an integral part of the financial statements.

42	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – Global Equity Income Fund (continued)

as of March 31, 2009

Rights 0.3%

	Shares	Value ($)
Ireland 0.1%
Construction Materials 0.1%
CRH PLC*, expires 04/08/09 at $6.32	125	2,719

United Kingdom 0.2%
Commercial Banks 0.2%
HSBC Holdings PLC*, expires 04/03/09 at $1.77	4,967	10,049
Total Rights (Cost $1,366)		12,768
Total Investments 97.2% (Cost $4,865,424)		4,305,192

Percentages are based on net assets of $4,427,234.

*	Non income-producing security.

ADR	— American Depositary Receipt.

NM	— Less than 0.1%.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	43

Schedule of Investments (Unaudited) – Global Emerging Markets Fund

as of March 31, 2009

Common Stocks 86.4%

	Shares	Value ($)
Brazil 7.2%
Commercial Banks 1.3%
Unibanco — Uniao de Bancos Brasileiros S.A.	10,300	65,488

Diversified Financial Services 0.5%
Redecard S.A.	2,031	24,558

Household Durables 1.4%
PDG Realty S.A. Empreendimentos e Participacoes	12,900	71,959

Oil, Gas and Consumable Fuels 4.0%
Petroleo Brasileiro — Petrobras S.A., ADR	8,300	203,350
Total Brazil		365,355

China 11.4%
Commercial Banks 6.0%
Bank of China Ltd.— H Shares	348,000	115,842
China CITIC Bank — H Shares	175,000	66,382
China Construction Bank Corp. — H Shares	218,000	123,758
		305,982

Insurance 3.4%
China Life Insurance Co. Ltd. — H Shares	52,000	172,425

Internet Software and Services 2.0%
NetEase.com, Inc. ADR*	3,700	99,345
Total China		577,752

Columbia 0.7%
Food and Staples Retailing 0.7%
Almacenes Exito S.A., GDR	8,462	34,842
Total Columbia		34,842

Czech Republic 1.5%
Electric Utilities 1.5%
CEZ AS	2,189	77,681
Total Czech Republic		77,681

Hong Kong 9.8%
Oil, Gas and Consumable Fuels 3.7%
CNOOC Ltd.	186,000	185,026

Real Estate Management and Development 1.3%
China Resources Land Ltd.	43,232	67,827

	Shares	Value ($)
Wireless Telecommunication Services 4.8%
China Mobile Ltd.	22,000	192,024
Hutchison Telecommunications International Ltd.	172,000	53,704
		245,728
Total Hong Kong		498,581

India 1.2%
Oil, Gas and Consumable Fuels 1.2%
Reliance Industries Ltd., GDR, 144A	1,000	59,900
Total India		59,900

Israel 3.3%
Diversified Telecommunication Services 1.0%
Bezeq Israeli Telecommunication Corp. Ltd.	32,339	50,583

Pharmaceuticals 2.3%
Teva Pharmaceutical Industries Ltd., ADR	2,600	117,130
Total Israel		167,713

Korea, Republic of 13.1%
Diversified Telecommunication Services 1.3%
KT Corp., ADR*	4,800	66,192

Food Products 1.0%
CJ CheilJedang Corp.	484	50,386

Insurance 1.5%
Samsung Fire & Marine Insurance Co. Ltd.	678	78,424

Internet Software and Services 2.0%
NHN Corp.*	915	99,884

Metals and Mining 1.6%
POSCO, ADR*	1,200	80,196

Semiconductors and Semiconductor Equipment 3.7%
Samsung Electronics Co. Ltd., GDR, 144A	933	190,565

Tobacco 2.0%
KT&G Corp.	1,868	102,769
Total Korea, Republic of		668,416

The accompanying notes are an integral part of the financial statements.

44	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – Global Emerging Markets Fund (continued)

as of March 31, 2009

Common Stocks (continued)

	Shares	Value ($)
Malaysia 4.1%
Commercial Banks 1.4%
Bumiputra-Commerce Holdings Bhd	38,600	72,530

Diversified Telecommunication Services 0.8%
Telekom Malaysia Bhd	41,000	39,589

Hotels, Restaurants & Leisure 1.4%
Resorts World Bhd	120,500	70,736

Wireless Telecommunication Services 0.5%
Axiata Group Bhd*	37,700	23,372
Total Malaysia		206,227

Mexico 7.0%
Food and Staples Retailing 1.7%
Wal-Mart de Mexico SAB de C.V.	36,600	85,447

Household Durables 1.8%
Corp. GEO SAB de C.V. — Series B*	92,300	93,180

Household Products 0.9%
Kimberly-Clark de Mexico SAB de C.V. — A Shares	14,547	47,220

Media 1.2%
Grupo Televisa S.A. — Series CPO	22,775	61,902

Wireless Telecommunication Services 1.4%
America Movil SAB de C.V. — Series L	51,200	69,724
Total Mexico		357,473

Peru 3.6%
Commercial Banks 1.9%
Credicorp Ltd.	2,090	97,896

Metals and Mining 1.7%
Cia de Minas Buenaventura S.A., ADR	3,600	86,328
Total Peru		184,224

Poland 1.2%
Diversified Telecommunication Services 1.2%
Telekomunikacja Polska S.A., GDR	11,442	63,160
Total Poland		63,160

	Shares	Value ($)
Russia 4.9%
Oil, Gas and Consumable Fuels 4.9%
Gazprom OAO, ADR	8,539	126,804
LUKOIL, ADR	3,200	120,000
		246,804
Total Russia		246,804

South Africa 8.0%
Commercial Banks 1.4%
Standard Bank Group Ltd.	8,208	68,888

Food and Staples Retailing 0.7%
Shoprite Holdings Ltd.	6,900	36,851

Metals and Mining 2.4%
Gold Fields Ltd.	11,158	123,094

Oil, Gas and Consumable Fuels 0.8%
Sasol Ltd.	1,379	40,034

Pharmaceuticals 1.3%
Aspen Pharmacare Holdings Ltd.*	13,660	65,758

Textiles, Apparel and Luxury Goods 0.4%
JD Group Ltd.	6,258	21,808

Wireless Telecommunication Services 1.0%
MTN Group Ltd.	4,670	51,766
Total South Africa		408,199

Taiwan, Province of China 9.4%
Chemicals 1.2%
Taiwan Fertilizer Co. Ltd.	30,000	61,483

Computers and Peripherals 1.3%
Hon Hai Precision Industry Co. Ltd., GDR	14,986	66,688

Diversified Telecommunication Services 2.2%
Chunghwa Telecom Co. Ltd., ADR	6,097	111,148

Semiconductors and Semiconductor Equipment 4.7%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	26,500	237,175
Total Taiwan, Province of China		476,494
Total Common Stocks (Cost $4,170,563)		4,392,821

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	45

Schedule of Investments (Unaudited) – Global Emerging Markets Fund (continued)

as of March 31, 2009

Exchange Traded Funds 1.6%

	Shares	Value ($)
United States 1.6%
iShares MSCI Turkey Investable Market Index Fund	3,414	82,414
Total United States		82,414
Total Exchange Traded Funds (Cost $100,241)		82,414

Participatory Notes 4.0%

India 4.0%
Diversified Telecommunication Services 2.7%
Bharti Airtel Ltd., American Style call warrants, expiring 09/19/2013, 144A*	11,115	137,089

Household Products 1.3%
Hindustan Unilever Ltd., American Style call warrants, expiring 09/26/2013, 144A	14,000	65,536
Total India		202,625
Total Participatory Notes (Cost $238,677)		202,625

Preferred Stocks 5.4%

Brazil 5.4%
Commercial Banks 0.5%
Banco Bradesco S.A.	2,472	24,616

Diversified Telecommunication Services 0.8%
Telecommunicacoes de Sao Paulo S.A.	2,000	41,548

Independent Power Producers and Energy Traders 2.4%
AES Tiete S.A.	15,800	119,875

Metals and Mining 1.7%
Bradespar S.A.	3,700	36,111
Cia Vale do Rio Doce — A Shares	4,325	49,873
		85,984
Total Brazil		272,023
Total Preferred Stocks (Cost $248,636)		272,023
Total Investments 97.4% (Cost $4,758,117)		4,949,883

Percentages are based on net assets of $5,082,263.

*	Non income-producing security.

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009, the value of these securities amounted to $453,090 or 8.9% of net assets.

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

46	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – Global Alpha Equity Fund

as of March 31, 2009

Common Stocks 99.9%

	Shares	Value ($)
Australia 2.3%
Metals and Mining 2.3%
Newcrest Mining Ltd.	4,752	108,150
Total Australia		108,150

Brazil 2.4%
Oil, Gas and Consumable Fuels 2.4%
Petroleo Brasileiro — Petrobras S.A., ADR	4,600	112,700
Total Brazil		112,700

Canada 1.6%
Oil, Gas and Consumable Fuels 1.6%
Ultra Petroleum Corp.*	2,093	75,118
Total Canada		75,118

China 4.7%
Commercial Banks 2.3%
Bank of China Ltd. — H Shares	316,000	105,189

Insurance 2.4%
China Life Insurance Co. Ltd. — H Shares	33,000	109,424
Total China		214,613

Germany 2.2%
Electric Utilities 2.2%
E.ON AG	3,617	100,484
Total Germany		100,484

Hong Kong 2.7%
Real Estate Management and Development 2.7%
Sun Hung Kai Properties Ltd.	14,000	125,629
Total Hong Kong		125,629

Israel 2.4%
Wireless Telecommunication Services 2.4%
Partner Communications Co. Ltd., ADR	7,421	112,205
Total Israel		112,205

Italy 2.6%
Oil, Gas and Consumable Fuels 2.6%
ENI SpA	6,202	120,468
Total Italy		120,468

	Shares	Value ($)
Japan 10.1%
Automobiles 2.1%
Toyota Motor Corp.	3,000	94,560

Household Durables 2.9%
Sekisui House Ltd.	18,000	135,293

Oil, Gas and Consumable Fuels 1.6%
INPEX Corp.	11	75,900

Real Estate Management and Development 1.4%
Mitsui Fudosan Co. Ltd.	6,000	64,677

Trading Companies and Distributors 2.1%
ITOCHU Corp.	20,000	96,580
Total Japan		467,010

Netherlands 1.8%
Computers and Peripherals 1.8%
Gemalto NV*	2,867	81,896
Total Netherlands		81,896

Singapore 2.2%
Commercial Banks 2.2%
United Overseas Bank Ltd.	16,000	102,252
Total Singapore		102,252

Spain 5.4%
Biotechnology 1.6%
Grifols S.A.	4,963	71,543

Commercial Banks 2.4%
Banco Santander S.A.	16,084	110,906

Electronic Equipment and Instruments 1.4%
Iberdrola Renovables S.A.*	15,832	65,628
Total Spain		248,077

Switzerland 3.7%
Pharmaceuticals 3.7%
Roche Holding AG	1,230	168,783
Total Switzerland		168,783

United Kingdom 6.2%
Energy Equipment and Services 1.6%
Petrofac Ltd.	9,293	71,337
Insurance 1.7%
Amlin PLC	16,295	80,430

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	47

Schedule of Investments (Unaudited) – Global Alpha Equity Fund (continued)

as of March 31, 2009

Common Stocks (continued)

	Shares	Value ($)
United Kingdom (continued)
Metals and Mining 2.9%
BHP Billiton PLC	6,748	134,101
Total United Kingdom		285,868

United States 49.6%
Aerospace and Defense 2.4%
Lockheed Martin Corp.	1,621	111,898

Biotechnology 2.6%
Gilead Sciences, Inc.*	2,593	120,108

Capital Markets 2.3%
Morgan Stanley	4,652	105,926

Chemicals 2.3%
Monsanto Co.	1,299	107,947

Commercial Services and Supplies 1.9%
Republic Services, Inc.	5,171	88,683

Computers and Peripherals 6.2%
Apple, Inc.*	1,206	126,774
Hewlett-Packard Co.	4,929	158,024
		284,798

Construction and Engineering 1.7%
Granite Construction, Inc.	2,070	77,584

Diversified Financial Services 3.3%
JPMorgan Chase & Co.	5,812	154,483

Electric Utilities 1.7%
FirstEnergy Corp.	2,047	79,014

Food and Staples Retailing 5.3%
CVS Caremark Corp.	4,059	111,582
Wal-Mart Stores, Inc.	2,511	130,823
		242,405

Food Products 1.8%
General Mills, Inc.	1,703	84,946

Hotels, Restaurants & Leisure 3.4%
McDonald’s Corp.	2,833	154,597

Household Products 2.8%
Procter & Gamble Co.	2,726	128,367

Communications Equipment 1.8%
Harris Corp.	2,826	81,784

	Shares	Value ($)
Insurance 2.1%
AON Corp.	2,343	95,641

Internet Software and Services 3.2%
Google, Inc. — Class A*	428	148,970

Oil, Gas and Consumable Fuels 2.4%
Anadarko Petroleum Corp.	2,837	110,331

Pharmaceuticals 2.4%
Bristol-Myers Squibb Co.	5,130	112,449
Total United States		2,289,931
Total Common Stocks (Cost $4,941,978)		4,613,184
Total Investments 99.9% (Cost $4,941,978)		4,613,184

Percentages are based on net assets of $4,617,865.

*	Non income-producing security.

ADR — American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

48	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – International 130/30 Equity Fund

as of March 31, 2009

Common Stocks 97.8%

	Shares	Value ($)
Australia 5.2%
Biotechnology 1.1%
CSL Ltd.	2,050	46,313

Diversified Telecommunication Services 0.9%
Telstra Corp. Ltd.	17,400	38,838

Food and Staples Retailing 2.2%
Woolworths Ltd.	5,700	99,127

Metals and Mining 1.0%
Newcrest Mining Ltd.	1,950	44,380
Total Australia		228,658

Belgium 1.6%
Food and Staples Retailing 1.6%
Colruyt S.A.	300	68,827
Total Belgium		68,827

China 1.7%
Internet Software and Services 1.7%
Tencent Holdings Ltd.	10,000	74,188
Total China		74,188

Denmark 3.2%
Electrical Equipment 1.1%
Vestas Wind Systems A/S*	1,100	48,267

Pharmaceuticals 2.1%
Novo Nordisk A/S — B Shares	1,900	90,995
Total Denmark		139,262

France 9.3%
Commercial Services and Supplies 1.2%
Societe BIC S.A.	1,100	54,067

Diversified Telecommunication Services 0.9%
France Telecom S.A.	1,700	38,735

Electrical Equipment 1.3%
Alstom S.A.	1,100	56,975

Hotels, Restaurants & Leisure 1.1%
Sodexo	1,070	48,796

Multi-Utilities 2.4%
GDF Suez	1,900	65,254
Suez Environnement S.A.*	2,900	42,672
		107,926

	Shares	Value ($)
Oil, Gas and Consumable Fuels 2.4%
Total S.A.	2,100	104,418
Total France		410,917

Germany 7.7%
Chemicals 0.8%
K+S AG	800	37,127

Electric Utilities 1.3%
E.ON AG	2,000	55,562

Health Care Providers and Services 1.3%
Fresenius Medical Care AG & Co. KGaA	1,500	58,312

Industrial Conglomerates 1.0%
Siemens AG	800	45,715

Pharmaceuticals 2.0%
Bayer AG	1,800	86,093

Software 1.3%
SAP AG	1,600	56,715
Total Germany		339,524

Italy 2.0%
Electric Utilities 1.1%
Terna — Rete Elettrica Nazionale SpA	15,400	47,980

Electrical Equipment 0.9%
Prysmian SpA	4,100	40,854
Total Italy		88,834

Japan 16.6%
Commercial Banks 1.0%
Mitshubishi UFJ Financial Group, Inc.	9,000	43,279

Diversified Consumer Services 1.4%
Benesse Corp.	1,700	62,171

Diversified Telecommunication Services 1.3%
Nippon Telegraph and Telephone Corp.	1,500	56,524

Electric Utilities 1.3%
Tokyo Electric Power Co., Inc.	2,400	59,645

Food and Staples Retailing 1.0%
FamilyMart Co. Ltd.	1,400	42,431

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	49

Schedule of Investments (Unaudited) – International 130/30 Equity Fund (continued)

as of March 31, 2009

Common Stocks (continued)

	Shares	Value ($)
Japan (continued)
Household Durables 1.7%
Sanyo Electric Co. Ltd.*	51,000	75,224

Insurance 1.9%
Tokio Marine Holdings, Inc.	3,400	82,265

Internet and Catalog Retail 1.1%
Rakuten, Inc.	100	47,684

Machinery 1.3%
Japan Steel Works Ltd.	6,000	56,069

Oil, Gas and Consumable Fuels 1.4%
INPEX Corp.	9	62,100

Software 1.9%
Nintendo Co. Ltd.	300	86,225

Specialty Retail 1.3%
Fast Retailing Co. Ltd.	500	56,423
Total Japan		730,040

Luxembourg 2.4%
Media 1.2%
SES	2,700	51,584

Personal Products 1.2%
Oriflame Cosmetics S.A., SDR	1,700	53,155
Total Luxembourg		104,739

Netherlands 2.0%
Food and Staples Retailing 0.9%
Koninklijke Ahold NV	3,900	42,747

Oil, Gas and Consumable Fuels 1.1%
Royal Dutch Shell PLC, ADR	2,100	47,236
Total Netherlands		89,983

Norway 0.9%
Communications Equipment 0.9%
Tandberg ASA	2,800	41,290
Total Norway		41,290

Spain 4.6%
Diversified Telecommunication Services 3.5%
Telefonica S.A.	7,700	153,658

	Shares	Value ($)
Electric Utilities 1.1%
Iberdrola S.A.	7,300	51,209
Total Spain		204,867

Sweden 2.4%
Commercial Services and Supplies 1.0%
Securitas AB — B Shares*	5,700	41,609

Machinery 1.4%
Alfa Laval AB	8,400	63,618
Total Sweden		105,227

Switzerland 12.9%
Chemicals 2.3%
Syngenta AG	500	100,764

Electrical Equipment 1.7%
ABB Ltd.*	5,600	78,173

Food Products 4.0%
Nestle S.A.	5,200	175,785

Insurance 0.7%
Zurich Financial Services AG	200	31,644

Pharmaceuticals 4.2%
Novartis AG	2,775	105,022
Roche Holding AG	580	79,589
		184,611
Total Switzerland		570,977

United Kingdom 25.3%
Aerospace and Defense 1.7%
BAE Systems PLC	15,300	73,433

Beverages 0.7%
Diageo PLC	2,900	32,727

Commercial Banks 1.5%
Standard Chartered PLC	5,200	64,651

Energy Equipment and Services 1.1%
AMEC PLC	6,400	48,992

Food and Staples Retailing 0.9%
Tesco PLC	8,000	38,270

Food Products 1.1%
Unilever PLC	2,700	51,061

The accompanying notes are an integral part of the financial statements.

50	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – International 130/30 Equity Fund (continued)

as of March 31, 2009

Common Stocks (continued)

	Shares	Value ($)
United Kingdom (continued)
Hotels, Restaurants & Leisure 1.5%
Compass Group PLC	14,400	65,911

Household Products 1.1%
Reckitt Benckiser Group PLC	1,300	48,852

Insurance 0.9%
Admiral Group PLC	3,100	37,964

Media 1.0%
Reed Elsevier PLC	6,300	45,288

Metals and Mining 3.7%
BHP Billiton PLC	8,200	162,956

Oil, Gas and Consumable Fuels 3.9%
BG Group PLC	6,900	104,450
BP PLC	9,700	65,624
		170,074

Pharmaceuticals 2.4%
GlaxoSmithKline PLC	6,800	106,107

Software 1.5%
Autonomy Corp. PLC*	3,540	66,286

Tobacco 2.3%
British American Tobacco PLC	4,400	101,834
Total United Kingdom		1,114,406
Total Common Stocks (Cost $4,732,435)		4,311,739
Total Investments 97.8% (Cost $4,732,435)		4,311,739

Percentages are based on net assets of $4,407,738.

*	Non income-producing security.

ADR — American Depositary Receipt.

SDR — Singapore Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	51

Schedule of Investments (Unaudited) – International Equity Fund

as of March 31, 2009

Common Stocks 58.9%

	Shares	Value ($)
Brazil 2.5%
Commercial Banks 1.2%
Itau Unibanco Banco Multiplo S.A., ADR	4,700	53,110

Diversified Telecommunication Services 1.3%
Tele Norte Leste Participacoes S.A., ADR	4,000	55,360
Total Brazil		108,470

Finland 0.9%
Communications Equipment 0.9%
Nokia Oyj	3,260	38,461

France 15.7%
Chemicals 1.8%
Air Liquide S.A.	936	76,163

Commercial Banks 1.6%
BNP Paribas	1,634	67,559

Diversified Telecommunication Services 1.1%
France Telecom S.A.	2,125	48,419

Electrical Equipment 0.9%
Schneider Electric S.A.	592	39,413

Energy Equipment and Services 0.5%
Cie Generale de Geophysique-Veritas*	1,917	22,281

Health Care Equipment and Supplies 1.2%
Essilor International S.A.	1,403	54,243

Hotels, Restaurants & Leisure 1.0%
Accor S.A.	1,252	43,606

Insurance 0.8%
AXA S.A.	3,018	36,288

Media 2.6%
Publicis Groupe	2,321	59,577
Vivendi	2,040	54,003
		113,580

Multi-Utilities 1.4%
GDF Suez	1,789	61,442

Oil, Gas and Consumable Fuels 1.8%
Total S.A.	1,543	76,722

	Shares	Value ($)
Personal Products 1.0%
L’Oreal S.A.	652	44,872
Total France		684,588

Germany 7.8%
Diversified Financial Services 1.0%
Deutsche Boerse AG	739	44,556

Electric Utilities 1.4%
E.ON AG	2,245	62,368

Industrial Conglomerates 2.5%
Rheinmetall AG	878	29,875
Siemens AG	1,372	78,400
		108,275

Software 1.5%
SAP AG	827	29,314
Software AG	508	36,210
		65,524

Textiles, Apparel and Luxury Goods 1.4%
Adidas AG	1,771	58,965
Total Germany		339,688

Greece 0.6%
Commercial Banks 0.6%
National Bank of Greece S.A.	1,675	25,392

Italy 0.6%
Aerospace and Defense 0.6%
Finmeccanica SpA	2,078	25,869

Netherlands 4.4%
Air Freight and Logistics 0.9%
TNT NV	2,311	39,547

Food Products 0.6%
Unilever NV	1,230	24,267

Industrial Conglomerates 0.7%
Koninklijke Philips Electronics NV	1,990	29,295

Oil, Gas and Consumable Fuels 2.2%
Royal Dutch Shell PLC — A Shares	4,344	97,920
Total Netherlands		191,029

The accompanying notes are an integral part of the financial statements.

52	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – International Equity Fund (continued)

as of March 31, 2009

Common Stocks (continued)

	Shares	Value ($)
Norway 1.8%
Energy Equipment and Services 0.4%
Petroleum Geo-Services ASA, ADR*	3,768	15,812

Oil, Gas and Consumable Fuels 1.4%
StatoilHydro ASA	3,548	62,774
Total Norway		78,586

Spain 2.9%
Commercial Banks 0.9%
Banco Santander S.A.	5,640	38,890
Diversified Telecommunication Services 2.0%
Telefonica S.A.	4,446	88,723
Total Spain		127,613

Sweden 1.2%
Communications Equipment 1.2%
Telefonaktiebolaget LM Ericsson — B Shares	6,250	51,327

Switzerland 11.3%
Capital Markets 0.9%
UBS AG*	3,975	37,365

Food Products 3.3%
Nestle S.A.	4,291	145,056

Insurance 1.5%
Zurich Financial Services AG	411	65,028

Pharmaceuticals 5.6%
Novartis AG	2,872	108,693
Roche Holding AG	998	136,948
		245,641
Total Switzerland		493,090

United Kingdom 9.2%
Commercial Banks 0.8%
HSBC Holdings PLC	6,338	35,922

Electric Utilities 0.5%
Scottish & Southern Energy PLC	1,450	23,073

Food and Staples Retailing 1.2%
Tesco PLC	10,620	50,804

Food Products 1.2%
Cadbury PLC	7,102	53,703

	Shares	Value ($)
Insurance 1.0%
RSA Insurance Group PLC	23,800	44,428

IT Services 0.6%
Logica PLC	26,655	24,382

Media 0.5%
Reed Elsevier PLC	3,000	21,566

Metals and Mining 1.7%
Anglo American PLC	1,115	18,974
BHP Billiton PLC	1,568	31,160
Rio Tinto PLC	671	22,626
		72,760

Wireless Telecommunication Services 1.7%
Vodafone Group PLC	41,972	73,924
Total United Kingdom		400,562
Total Common Stocks (Cost $2,906,085)		2,564,675

Mutual Funds 40.3%

United States 40.3%
Asia Pacific ex Japan Fund Institutional Shares**	69,500	687,355
The Japan Fund Institutional Shares**	155,539	1,068,551
Total United States		1,755,906
Total Mutual Funds (Cost $1,978,194)		1,755,906

Rights 0.1%

United Kingdom 0.1%
Commercial Banks 0.1%
HSBC Holdings PLC*, expires 04/03/09 at $1.77 (Cost $—)	2,640	5,341
Total Investments 99.3% (Cost $4,884,279)		4,325,922

Percentages are based on net assets of $4,355,486.

*	Non income-producing security.

**	Affiliated issuer. See Note D.

ADR — American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	53

Statements of Assets and Liabilities (Unaudited)

As of March 31, 2009

	The Japan Fund ($)	Asia Pacific ex Japan Fund ($)
Assets
Investments in non-affiliated issuers*	150,092,900	4,945,060
Investments in affiliated issuers**	—	—
Cash	—	31,402
Foreign currency***	2,587,189	226,215
Receivable for investment securities sold	1,074,755	259,501
Receivable for Fund shares sold	787	—
Dividends and interest receivable	1,609,482	17,475
Receivable from investment advisor	—	13,558
Other assets	76,451	60,159

Total Assets	155,441,564	5,553,370

Liabilities
Due to custodian	60,525	—
Payable for investment securities purchased	559,527	292,406
Payable for Fund shares redeemed	56,872	—
Accrued investment advisor fees	270,177	—
Accrued distribution fees	86,681	3
Accrued directors’ fees and expenses	62,699	2,900
Other expenses and payables	402,726	122,011

Total Liabilities	1,499,207	417,320

Net Assets	153,942,357	5,136,050

Net Assets Consist of:
Paid-in capital	272,372,633	5,197,064
Accumulated net investment income (loss)	184,694	16,081
Accumulated net realized loss on investments and foreign currency related translations	(97,471,023)	(149,753)
Net unrealized appreciation (depreciation) on:
Investments	(21,116,674)	69,812
Foreign currency related translations	(27,273)	2,846

Net Assets	153,942,357	5,136,050

Net Assets Per Share Class
Class A	833	1,055
Class C	831	986
Class I	1,069,244	5,134,009
Class S	152,871,449	—

Capital Shares Outstanding
Class A	121	107
Class C	121	100
Class I	155,539	519,500
Class S	22,215,565	—

Net Asset Value Per Share
Class A	6.87 (a)	9.88	(a)
Class C	6.86 (a)	9.86
Class I	6.87	9.88
Class S	6.88	—

Offering Price Per Share
Class A (100/94.25 of net assets)	7.29	10.48

* Investments at cost for non-affiliated issuers.	171,209,574	4,875,248
** Investments at cost for affiliated issuers.	—	—
*** Cost of cash denominated in foreign currencies.	2,602,468	223,521

(a)	Net assets divided by shares outstanding does not equal net asset value due to rounding.

The accompanying notes are an integral part of the financial statements.

54	:	www.NomuraPartnersFunds.com : 1.800.535.2726

India Fund ($)	Greater China Fund ($)	Global Equity Income Fund ($)	Global Emerging Markets Fund ($)	Global Alpha Equity Fund ($)	International 130/30 Equity Fund ($)	International Equity Fund ($)

4,172,773	4,890,079	4,305,192	4,949,883	4,613,184	4,311,739	2,570,016
—	—	—	—	—	—	1,755,906
342,564	23,818	94,237	141,848	38,712	163,198	44,325
—	147,510	39,462	12,355	31	3,544	17,347
126,735	53,995	8,377	21,606	—	91,122	—
—	—	—	—	—	—	—
—	2,482	22,380	5,314	15,890	22,270	7,054
4,804	14,609	17,098	12,197	9,484	8,452	12,463
70,858	60,233	60,161	60,383	60,161	64,097	60,159

4,717,734	5,192,726	4,546,907	5,203,586	4,737,462	4,664,422	4,467,270

—	—	—	—	—	—	—
—	—	—	—	—	128,826	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
3	3	3	3	3	3	3
2,544	2,541	2,612	2,966	3,618	3,626	2,627
112,315	117,377	117,058	118,354	115,976	124,229	109,154

114,862	119,921	119,673	121,323	119,597	256,684	111,784

4,602,872	5,072,805	4,427,234	5,082,263	4,617,865	4,407,738	4,355,486

5,002,000	5,002,000	5,002,000	5,002,000	5,002,000	5,002,000	5,002,000
(15,031)	(11,828)	29,921	(8,850)	18,761	17,702	6,293
(203,798)	(85,567)	(46,506)	(102,689)	(73,879)	(191,356)	(95,250)

(180,299)	168,174	(560,232)	191,766	(328,794)	(420,696)	(558,357)
—	26	2,051	36	(223)	88	800

4,602,872	5,072,805	4,427,234	5,082,263	4,617,865	4,407,738	4,355,486

919	1,013	884	1,015	923	881	870
918	1,011	883	1,013	921	879	868
4,601,035	5,070,781	4,425,467	5,080,235	4,616,021	4,405,978	4,353,748
—	—	—	—	—	—	—

100	100	100	100	100	100	100
100	100	100	100	100	100	100
500,000	500,000	500,000	500,000	500,000	500,000	500,000
—	—	—	—	—	—	—

9.20 (a)	10.13	8.84	10.15	9.23	8.81	8.70
9.18	10.11	8.83	10.13	9.21	8.79	8.68
9.20	10.14	8.85	10.16	9.23	8.81	8.71
—	—	—	—	—	—	—

9.76	10.75	9.38	10.77	9.79	9.35	9.23

4,353,072	4,721,905	4,865,424	4,758,117	4,941,978	4,732,435	2,906,085
—	—	—	—	—	—	1,978,194
—	147,481	37,390	12,447	31	3,581	16,649

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	55

Statements of Operations (Unaudited)

For the period ended March 31, 2009

	The Japan Fund ($)	Asia Pacific ex Japan Fund ($)*
Investment Income:
Dividend income	1,939,801	36,585
Less: foreign taxes withheld	(135,786)	(538)
Interest income	996	—

Total Investment Income	1,805,011	36,047

Expenses:
Administration fee	176,206	43,981
Chief compliance officer expense	34,339	4,044
Chief executive officer expense	75,458	6,214
Custodian fees	127,810	30,055
Directors’ and officers fees and expenses	112,318	8,870
Distribution fees — Class A	1	1
Distribution fees — Class C	2	2
Distribution fees — Class S	104,293	—
Investment advisor fees	534,242	13,724
Organizational costs	—	124,049
Amortization of offering costs	—	20,000
Principal financial officer expense	26,419	2,403
Professional fees	380,997	15,350
Registration fees	30,380	11,255
Transfer agent fees	354,510	11,806
Other expenses	122,476	10,701

Total Expenses	2,079,451	302,455

Less: Fee waivers and expense reimbursements (See Note F)	(486,124)	(282,489)

Net Expenses	1,593,327	19,966

Net Investment Income (Loss)	211,684	16,081

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(71,277,706)	(138,782)
Investments in affiliated issuers	—	—
Foreign currency related transactions	730,994	(10,971)

Net Realized Gain (Loss)	(70,546,712)	(149,753)

Net change in unrealized appreciation (depreciation) on:
Investments	7,258,977	69,812
Investments in affiliated issuers	—	—
Foreign currency related translations	(29,514)	2,846

Net Change in Unrealized Appreciation (Depreciation)	7,229,463	72,658

Net Realized and Unrealized Gain (Loss)	(63,317,249)	(77,095)

Increase (Decrease) in Net Assets Resulting from Operations	(63,105,565)	(61,014)

*	Fund commenced operations on December 29, 2008.

The accompanying notes are an integral part of the financial statements.

56	:	www.NomuraPartnersFunds.com : 1.800.535.2726

India Fund ($)*	Greater China Fund ($)*	Global Equity Income Fund ($)*	Global Emerging Markets Fund ($)*	Global Alpha Equity Fund ($)*	International 130/30 Equity Fund ($)*	International Equity Fund ($)*

4,507	8,697	48,064	12,140	40,212	42,290	25,665
—	—	(881)	(294)	(2,530)	(2,639)	(2,489)
—	—	—	—	—	—	—

4,507	8,697	47,183	11,846	37,682	39,651	23,176

43,981	43,981	43,980	43,981	43,980	43,981	43,980
3,884	3,884	4,755	4,061	5,170	5,170	3,915
5,939	5,939	5,991	6,241	6,702	6,702	5,991
21,482	25,200	23,638	26,463	17,587	23,234	16,492
8,477	8,477	8,552	8,910	9,568	9,568	8,552
1	1	1	1	1	1	1
2	2	2	2	2	2	2
—	—	—	—	—	—	—
13,791	14,486	10,355	14,606	13,005	17,905	6,984
139,169	132,448	123,648	124,249	124,249	175,611	123,649
23,605	20,025	19,997	20,075	19,997	21,327	20,000
2,283	2,283	2,306	2,416	2,617	2,617	2,306
14,766	14,766	14,889	15,478	16,561	16,561	14,889
11,255	11,255	11,255	11,255	11,255	11,255	11,255
11,139	11,139	11,327	12,224	13,874	13,874	11,327
10,701	10,702	10,704	10,702	10,702	10,702	10,702

310,475	304,588	291,400	300,664	295,270	358,510	280,045

(290,937)	(284,063)	(274,138)	(279,968)	(276,349)	(336,561)	(263,162)

19,538	20,525	17,262	20,696	18,921	21,949	16,883

(15,031)	(11,828)	29,921	(8,850)	18,761	17,702	6,293

(203,848)	(87,050)	(30,346)	(82,882)	(78,162)	(153,030)	(46,258)
—	—	—	—	—	—	(6,806)
50	1,483	(16,160)	(19,807)	4,283	(38,326)	(42,186)

(203,798)	(85,567)	(46,506)	(102,689)	(73,879)	(191,356)	(95,250)

(180,299)	168,174	(560,232)	191,766	(328,794)	(420,696)	(336,069)
—	—	—	—	—	—	(222,288)
—	26	2,051	36	(223)	88	800

(180,299)	168,200	(558,181)	191,802	(329,017)	(420,608)	(557,557)

(384,097)	82,633	(604,687)	89,113	(402,896)	(611,964)	(652,807)

(399,128)	70,805	(574,766)	80,263	(384,135)	(594,262)	(646,514)

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	57

Statements of Changes in Net Assets

	The Japan Fund		Asia Pacific ex Japan Fund*	India Fund*
	For the period ended March 31, 2009 ($) (Unaudited)	For the year ended September 30, 2008 ($)	For the period ended March 31, 2009 ($) (Unaudited)	For the period ended March 31, 2009 ($) (Unaudited)
Operation:
Net investment income (loss)	211,684	(602,370)	16,081	(15,031)
Net realized gain (loss)	(70,546,712)	9,124,241	(149,753)	(203,798)
Net change in unrealized appreciation (depreciation)	7,229,463	(97,889,122)	72,658	(180,299)

Increase (decrease) in net assets resulting from operations	(63,105,565)	(89,367,251)	(61,014)	(399,128)

Distributions to Shareholders From:
Net investment income:
Class S	(548,623)	—	—	—

Capital transactions (See Note I)
Proceeds from shares sold	5,030,300	14,296,622	5,197,064	5,002,000
Reinvestment of cash dividends	472,300	—	—	—
Cost of shares redeemed	(21,030,387)	(61,937,968)	—	—
Redemption fees	21,983	28,027	—	—

Net increase (decrease) in assets resulting from capital transactions	(15,505,804)	(47,613,319)	5,197,064	5,002,000

Increase (decrease) in net assets	(79,159,992)	(136,980,570)	5,136,050	4,602,872

Net assets
Beginning of period	233,102,349	370,082,919	—	—

End of period	153,942,357	233,102,349	5,136,050	4,602,872

Accumulated net investment income (loss) included in end of period net assets	184,694	521,633	16,081	(15,031)

*	Fund commenced operations on December 29, 2008.

The accompanying notes are an integral part of the financial statements.

58	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Greater China Fund*	Global Equity Income Fund*	Global Emerging Markets Fund*	Global Alpha Equity Fund*	International 130/30 Equity Fund*	International Equity Fund*
For the period ended March 31, 2009 ($) (Unaudited)	For the period ended March 31, 2009 ($) (Unaudited)	For the period ended March 31, 2009 ($) (Unaudited)	For the period ended March 31, 2009 ($) (Unaudited)	For the period ended March 31, 2009 ($) (Unaudited)	For the period ended March 31, 2009 ($) (Unaudited)

(11,828)	29,921	(8,850)	18,761	17,702	6,293
(85,567)	(46,506)	(102,689)	(73,879)	(191,356)	(95,250)
168,200	(558,181)	191,802	(329,017)	(420,608)	(557,557)

70,805	(574,766)	80,263	(384,135)	(594,262)	(646,514)

—	—	—	—	—	—

5,002,000	5,002,000	5,002,000	5,002,000	5,002,000	5,002,000
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

5,002,000	5,002,000	5,002,000	5,002,000	5,002,000	5,002,000

5,072,805	4,427,234	5,082,263	4,617,865	4,407,738	4,355,486

—	—	—	—	—	—

5,072,805	4,427,234	5,082,263	4,617,865	4,407,738	4,355,486

(11,828)	29,921	(8,850)	18,761	17,702	6,293

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	59

Financial Highlights – The Japan Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class A	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data
Net asset value, beginning of period	$8.25
Income (loss) from investment operations:
Net investment income (loss)(b)	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.42)

Total income (loss) from investment operations	(1.38)

Distributions to shareholders from:
Net investment income	—
Redemption fees(b)	—

Net asset value, end of period	$6.87

Total return (%)(c)(d)	(16.73	)*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—
Ratio of expenses before expense reductions (%)(e)	2.39	**
Ratio of expenses after expense reductions (%)	1.85	**
Ratio of net investment income (%)	1.98	**
Portfolio turnover rate (%)	112	*
Class C	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data
Net asset value, beginning of period	$8.25
Income (loss) from investment operations:
Net investment income (loss)(b)	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.41)

Total income (loss) from investment operations	(1.39)

Distributions to shareholders from:
Net investment income	—
Redemption fees(b)	—

Net asset value, end of period	$6.86

Total return (%)(c)	(16.85	)*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—
Ratio of expenses before expense reductions (%)(e)	3.15	**
Ratio of expenses after expense reductions (%)	2.60	**
Ratio of net investment income (%)	1.23	**
Portfolio turnover rate (%)	112	*
Class I	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data
Net asset value, beginning of period	$8.25
Income (loss) from investment operations:
Net investment income (loss)(b)	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.42)

Total income (loss) from investment operations	(1.38)

Distributions to shareholders from:
Net investment income	—
Redemption fees(b)	—

Net asset value, end of period	$6.87

Total return (%)(c)	(16.73	)*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	1
Ratio of expenses before expense reductions (%)(e)	2.55	**
Ratio of expenses after expense reductions (%)	1.60	**
Ratio of net investment income (%)	2.16	**
Portfolio turnover rate (%)	112	*

*	Not annualized.
**	Annualized.
(a)	See Note A for commencement of operations.
(b)	Based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

60	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – The Japan Fund (continued)

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Period Ended March 31, 2009(a) (Unaudited)		Year Ended September 30,		Period Ended September 30,		Year Ended December 31,
Class S			2008	2007	2006(b)		2005	2004
Selected Per Share Data
Net asset value, beginning of period	$9.53		$12.94	$12.06	$13.24		$10.66	$9.54
Income (loss) from investment operations:
Net investment income (loss)(c)	0.01		(0.02)	(0.03)	(0.01)		(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.64)		(3.39)	0.91	(1.05)		2.65	1.19

Total income (loss) from investment operations	(2.63)		(3.41)	0.88	(1.06)		2.58	1.13

Distributions to shareholders from:
Net investment income	(0.02)		—	—	(0.13)		—	(0.02)
Redemption fees(b)	—	(e)	— (e)	— (e)	0.01		— (e)	0.01

Net asset value, end of period	$6.88		$9.53	$12.94	$12.06		$13.24	$10.66

Total return (%)(d)	(27.70	)*	(26.35)	7.30	(7.91	)*	24.20	11.95
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	153		233	370	435		527	445
Ratio of expenses before expense reductions (%)(g)	2.33	**	1.69	1.43	1.39	**	1.66	1.49
Ratio of expenses after expense reductions (%)	1.79	**(f)	1.63 (f)	1.43	1.39	**	1.59	1.39
Ratio of net investment loss (%)	0.24	**	(0.19)	(0.20)	(0.11	)**	(0.68)	(0.62)
Portfolio turnover rate (%)	112	*	95	124	66	*	90	70

*	Not annualized.
**	Annualized.
(a)	See Note A for commencement of operations.
(b)	For the nine months ended September 30, 2006.
(c)	Based on average shares outstanding during the period.
(d)

Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee. From March 16, 2001 through December 28, 2008 the redemption fee was imposed on shareholders redeeming shares held less than six months.

(e)	Amount represents less than $0.01 per share.
(f)	The Fund received reimbursement from a third party for certain expenses during the period — See Note F.
(g)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	61

Financial Highlights – Asia Pacific ex Japan Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class A	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.15)

Total income (loss) from investment operations	(0.12)

Distributions to shareholders from:
Net investment income	—
Redemption fees(b)	—

Net asset value, end of period	$9.88

Total return (%)(c)(d)	(1.20	)*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—
Ratio of expenses before expense reductions (%)(e)	32.00	**
Ratio of expenses after expense reductions (%)	1.85	**
Ratio of net investment income (%)	1.15	**
Portfolio turnover rate (%)	27	*
Class C	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.15)

Total income (loss) from investment operations	(0.14)

Distributions to shareholders from:
Net investment income	—
Redemption fees(b)	—

Net asset value, end of period	$9.86

Total return (%)(c)	(1.40	)*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—
Ratio of expenses before expense reductions (%)(e)	31.44	**
Ratio of expenses after expense reductions (%)	2.60	**
Ratio of net investment income (%)	0.34	**
Portfolio turnover rate (%)	27	*
Class I	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.15)

Total income (loss) from investment operations	(0.12)

Distributions to shareholders from:
Net investment income	—
Redemption fees(b)	—

Net asset value, end of period	$9.88

Total return (%)(c)	(1.20	)*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	5
Ratio of expenses before expense reductions (%)(e)	24.24	**
Ratio of expenses after expense reductions (%)	1.60	**
Ratio of net investment income (%)	1.29	**
Portfolio turnover rate (%)	27	*

*	Not annualized.
**	Annualized.
(a)	See Note A for commencement of operations.
(b)	Based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

62	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – India Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

Class A	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.76)

Total income (loss) from investment operations	(0.80)

Distributions to shareholders from:
Net investment income	—
Redemption fees(b)	—

Net asset value, end of period	$9.20

Total return (%)(c)(d)	(8.00	)*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—
Ratio of expenses before expense reductions (%)(e)	33.84	**
Ratio of expenses after expense reductions (%)	1.95	**
Ratio of net investment loss (%)	(1.56	)**
Portfolio turnover rate (%)	40	*
Class C	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.77)

Total income (loss) from investment operations	(0.82)

Distributions to shareholders from:
Net investment income	—
Redemption fees(b)	—

Net asset value, end of period	$9.18

Total return (%)(c)	(8.20	)*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—
Ratio of expenses before expense reductions (%)(e)	34.58	**
Ratio of expenses after expense reductions (%)	2.70	**
Ratio of net investment loss (%)	(2.31	)**
Portfolio turnover rate (%)	40	*
Class I	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.77)

Total income (loss) from investment operations	(0.80)

Distributions to shareholders from:
Net investment income	—
Redemption fees(b)	—	(e)

Net asset value, end of period	$9.20

Total return (%)(c)	(8.00	)*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	5
Ratio of expenses before expense reductions (%)(e)	27.02	**
Ratio of expenses after expense reductions (%)	1.70	**
Ratio of net investment loss (%)	(1.31	)**
Portfolio turnover rate (%)	40	*

*	Not annualized.
**	Annualized.
(a)	See Note A for commencement of operations.
(b)	Based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	63

Financial Highlights – Greater China Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

Class A	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.16

Total income (loss) from investment operations	0.13

Distributions to shareholders from:
Net investment income	—
Redemption fees(b)	—

Net asset value, end of period	$10.13

Total return (%)(c)(d)	1.30	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—
Ratio of expenses before expense reductions (%)(e)	25.53	**
Ratio of expenses after expense reductions (%)	1.95	**
Ratio of net investment loss (%)	(1.22	)**
Portfolio turnover rate (%)	13	*
Class C	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.16

Total income (loss) from investment operations	0.11

Distributions to shareholders from:
Net investment income	—
Redemption fees(b)	—

Net asset value, end of period	$10.11

Total return (%)(c)	1.10	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—
Ratio of expenses before expense reductions (%)(e)	26.08	**
Ratio of expenses after expense reductions (%)	2.70	**
Ratio of net investment loss (%)	(1.98	)**
Portfolio turnover rate (%)	13	*
Class I	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.16

Total income (loss) from investment operations	0.14

Distributions to shareholders from:
Net investment income	—
Redemption fees(b)	—

Net asset value, end of period	$10.14

Total return (%)(c)	1.40	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	5
Ratio of expenses before expense reductions (%)(e)	23.63	**
Ratio of expenses after expense reductions (%)	1.70	**
Ratio of net investment loss (%)	(0.98	)**
Portfolio turnover rate (%)	13	*

*	Not annualized.
**	Annualized.
(a)	See Note A for commencement of operations.
(b)	Based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

64	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – Global Equity Income Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

Class A	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.21)

Total income (loss) from investment operations	(1.16)

Distributions to shareholders from:
Net investment income	—
Redemption fees(b)	—

Net asset value, end of period	$8.84

Total return (%)(c)(d)	(11.60	)*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—
Ratio of expenses before expense reductions (%)(e)	25.50	**
Ratio of expenses after expense reductions (%)	1.75	**
Ratio of net investment loss (%)	2.41	**
Portfolio turnover rate (%)	2	*
Class C	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.21)

Total income (loss) from investment operations	(1.17)

Distributions to shareholders from:
Net investment income	—
Redemption fees(b)	—

Net asset value, end of period	$8.83

Total return (%)(c)	(11.70	)*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—
Ratio of expenses before expense reductions (%)(e)	26.23	**
Ratio of expenses after expense reductions (%)	2.50	**
Ratio of net investment loss (%)	1.66	**
Portfolio turnover rate (%)	2	*
Class I	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.06
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.21)

Total income (loss) from investment operations	(1.15)

Distributions to shareholders from:
Net investment income	—
Redemption fees(b)	—

Net asset value, end of period	$8.85

Total return (%)(c)	(11.50	)*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	4
Ratio of expenses before expense reductions (%)(e)	23.65	**
Ratio of expenses after expense reductions (%)	1.50	**
Ratio of net investment loss (%)	2.60	**
Portfolio turnover rate (%)	2	*

*	Not annualized.
**	Annualized.
(a)	See Note A for commencement of operations.
(b)	Based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	65

Financial Highlights – Global Emerging Markets Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

Class A	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.17

Total income (loss) from investment operations	0.15

Distributions to shareholders from:
Net investment income	—
Redemption fees(b)	—

Net asset value, end of period	$10.15

Total return (%)(c)(d)	1.50	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—
Ratio of expenses before expense reductions (%)(e)	25.30	**
Ratio of expenses after expense reductions (%)	1.95	**
Ratio of net investment loss (%)	(0.97	)**
Portfolio turnover rate (%)	17	*
Class C	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.17

Total income (loss) from investment operations	0.13

Distributions to shareholders from:
Net investment income	—
Redemption fees(b)	—

Net asset value, end of period	$10.13

Total return (%)(c)	1.30	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—
Ratio of expenses before expense reductions (%)(e)	25.83	**
Ratio of expenses after expense reductions (%)	2.70	**
Ratio of net investment loss (%)	(1.72	)**
Portfolio turnover rate (%)	17	*
Class I	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.18

Total income (loss) from investment operations	0.16

Distributions to shareholders from:
Net investment income	—
Redemption fees(b)	—

Net asset value, end of period	$10.16

Total return (%)(c)	1.60	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	5
Ratio of expenses before expense reductions (%)(e)	23.11	**
Ratio of expenses after expense reductions (%)	1.70	**
Ratio of net investment loss (%)	(0.73	)**
Portfolio turnover rate (%)	17	*

*	Not annualized.
**	Annualized.
(a)	See Note A for commencement of operations.
(b)	Based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

66	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – Global Alpha Equity Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

Class A	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.80)

Total income (loss) from investment operations	(0.77)

Distributions to shareholders from:
Net investment income	—
Redemption fees(b)	—

Net asset value, end of period	$9.23

Total return (%)(c)(d)	(7.70	)*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—
Ratio of expenses before expense reductions (%)(e)	31.78	**
Ratio of expenses after expense reductions (%)	1.85	**
Ratio of net investment loss (%)	1.37	**
Portfolio turnover rate (%)	21	*
Class C	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.80)

Total income (loss) from investment operations	(0.79)

Distributions to shareholders from:
Net investment income	—
Redemption fees(b)	—

Net asset value, end of period	$9.21

Total return (%)(c)	(7.90	)*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—
Ratio of expenses before expense reductions (%)(e)	32.22	**
Ratio of expenses after expense reductions (%)	2.60	**
Ratio of net investment loss (%)	0.63	**
Portfolio turnover rate (%)	21	*
Class I	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.81)

Total income (loss) from investment operations	(0.77)

Distributions to shareholders from:
Net investment income	—
Redemption fees(b)	—

Net asset value, end of period	$9.23

Total return (%)(c)	(7.70	)*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	5
Ratio of expenses before expense reductions (%)(e)	24.97	**
Ratio of expenses after expense reductions (%)	1.60	**
Ratio of net investment loss (%)	1.59	**
Portfolio turnover rate (%)	21	*

*	Not annualized.
**	Annualized.
(a)	See Note A for commencement of operations.
(b)	Based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days will have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	67

Financial Highlights – International 130/30 Equity Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

Class A	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.22)

Total income (loss) from investment operations	(1.19)

Distributions to shareholders from:
Net investment income	—
Redemption fees(b)	—

Net asset value, end of period	$8.81

Total return (%)(c)(d)	(11.90	)*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—
Ratio of expenses before expense reductions (%)(e)	37.96	**
Ratio of expenses after expense reductions (%)	2.15	**
Ratio of net investment loss (%)	1.33	**
Portfolio turnover rate (%)	11	*
Class C	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.22)

Total income (loss) from investment operations	(1.21)

Distributions to shareholders from:
Net investment income	—
Redemption fees(b)	—

Net asset value, end of period	$8.79

Total return (%)(c)	(12.10	)*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—
Ratio of expenses before expense reductions (%)(e)	38.68	**
Ratio of expenses after expense reductions (%)	2.90	**
Ratio of net investment loss (%)	0.57	**
Portfolio turnover rate (%)	11	*
Class I	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.22)

Total income (loss) from investment operations	(1.19)

Distributions to shareholders from:
Net investment income	—
Redemption fees(b)	—

Net asset value, end of period	$8.81

Total return (%)(c)	(11.90	)*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	4
Ratio of expenses before expense reductions (%)(e)	31.04	**
Ratio of expenses after expense reductions (%)	1.90	**
Ratio of net investment loss (%)	1.53	**
Portfolio turnover rate (%)	11	*

*	Not annualized.
**	Annualized.
(a)	See Note A for commencement of operations.
(b)	Based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days will have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

68	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – International Equity Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

Class A	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.31)

Total income (loss) from investment operations	(1.30)

Distributions to shareholders from:
Net investment income	—
Redemption fees(b)	—

Net asset value, end of period	$8.70

Total return (%)(c)(d)	(13.00	)*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—
Ratio of expenses before expense reductions (%)(e)	31.68	**
Ratio of expenses after expense reductions (%)	1.75	**
Ratio of net investment loss (%)	0.33	**
Portfolio turnover rate (%)	6	*
Class C	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.31)

Total income (loss) from investment operations	(1.32)

Distributions to shareholders from:
Net investment income	—
Redemption fees(b)	—

Net asset value, end of period	$8.68

Total return (%)(c)	(13.20	)*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—
Ratio of expenses before expense reductions (%)(e)	32.16	**
Ratio of expenses after expense reductions (%)	2.50	**
Ratio of net investment loss (%)	(0.42	)**
Portfolio turnover rate (%)	6	*
Class I	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.30)

Total income (loss) from investment operations	(1.29)

Distributions to shareholders from:
Net investment income	—
Redemption fees(b)	—

Net asset value, end of period	$8.71

Total return (%)(c)	(12.90	)*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	4
Ratio of expenses before expense reductions (%)(e)	24.88	**
Ratio of expenses after expense reductions (%)	1.50	**
Ratio of net investment loss (%)	0.56	**
Portfolio turnover rate (%)	6	*

*	Not annualized.
**	Annualized.
(a)	See Note A for commencement of operations.
(b)	Based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days will have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

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Notes to Financial Statements (Unaudited)

March 31, 2009

A. Organization

Nomura Partners Funds, Inc. (formerly, The Japan Fund, Inc.) (the “Corporation”) was incorporated under the laws of the State of Maryland in 1961. Effective December 1, 2008, the Corporation changed its name from The Japan Fund, Inc. to Nomura Partners Funds, Inc. The Corporation is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation currently consists of the following nine series: The Japan Fund, Asia Pacific ex Japan Fund, India Fund, Greater China Fund, Global Equity Income Fund, Global Emerging Markets Fund, Global Alpha Equity Fund, International 130/30 Equity Fund and International Equity Fund (individually a “Fund” and collectively, the “Funds”). Each Fund is classified as a diversified series of the Corporation under the 1940 Act, except for the India Fund and the Greater China Fund which are non-diversified.

The Funds commenced operations on December 29, 2008; with the exception of The Japan Fund — Class S, which commenced operations in 1962. The Japan Fund — Class S shares are only available for purchase by current Class S shareholders who were Class S shareholders of record as of December 31, 2008, and for dividend and capital gain reinvestment of Class S shares by such shareholders. International 130/30 Equity and India Fund are not currently available to new investors.

The authorized capital stock of the Corporation consists of 1,400,000,000 shares of a par value of $0.33 1/3 divided into the nine series evenly, with all classes being authorized at 50,000,000 shares.

The investment objective of The Japan Fund, Asia Pacific ex Japan Fund, India Fund, Greater China Fund, Global Emerging Markets Fund, Global Alpha Equity Fund, International 130/30 Equity Fund and International Equity Fund is to achieve long-term capital growth. The investment objective of Global Equity Income Fund is to achieve current income and long-term growth of capital through investing in relatively high dividend-paying stocks.

B. Summary of Significant Accounting Policies

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of these financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Securities listed or otherwise traded on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm Eastern time if a security’s primary exchange is normally open at that time), or if there is no such reported sale on the valuation date the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Debt securities are valued according to prices furnished by an independent pricing agent, except debt securities with remaining maturities of sixty days or less which are valued at amortized cost. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from the Funds’ primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until an independent source can be secured.

Participatory notes are valued based on the current day’s price of the underlying securities.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

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Futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities as described above.

The prices for foreign securities are reported in local currency and converted to US Dollars using currency exchange rates.

If market quotations, official closing prices, or information furnished by a pricing service are not readily available or do not accurately reflect fair value, or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, including, but not limited to, when (i) the security’s trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, (iv) the security has not been traded for an extended period of time, (v) the security’s primary pricing source is not able or willing to provide a price, (vi) trading of the security is subject to local government-imposed restrictions and (vii) a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Funds calculate net asset values, that security will be valued by another method that the Board of Directors (the “Board”) believes accurately reflects fair value in accordance with the Board’s fair value pricing policies.

These events may create arbitrage opportunities that may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the US market. Also, foreign securities values may be affected by volatility that occurs in US markets on a trading day after the close of foreign securities markets. The fair valuation procedures include a procedure whereby foreign securities prices may be “fair valued” by an independent pricing service or by the Corporation’s Fair Value Committee, in accordance with a valuation policy approved by the Board to take those factors into account.

The Board has adopted valuation procedures for the Funds and has delegated day to day responsibility for fair value determinations to the Corporation’s Fair Value Committee. Fair value determinations that affect a Fund’s net asset value are subject to review, approval or ratification by the Board. The Funds use fair value pricing to seek to ensure that each Fund’s net asset value reflects the value of its underlying portfolio securities. There were no securities for which fair valuation was applied at March 31, 2009.

In September 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 (“SFAS 157”). SFAS 157 requires disclosure surrounding the various inputs that are used in determining the value of each Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

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The following is a summary of the inputs used to value each Fund’s net assets as of March 31, 2009:

Fund	Level 1	Level 2	Level 3	Total
The Japan Fund	$150,092,900	$—	$—	$150,092,900
Asia Pacific ex Japan Fund	4,945,060	—	—	4,945,060
India Fund	4,172,773	—	—	4,172,773
Greater China Fund	4,890,079	—	—	4,890,079
Global Equity Income Fund	4,305,192	—	—	4,305,192
Global Emerging Markets Fund	4,949,883	—	—	4,949,883
Global Alpha Equity Fund	4,613,184	—	—	4,613,184
International 130/30 Equity Fund	4,311,739	—	—	4,311,739
International Equity Fund	4,325,922	—	—	4,325,922

As of March 31, 2009, the Funds did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Real Estate Investment Trusts. Each Fund is permitted to invest in real estate investment trusts (“REITs”). If a Fund invests in a REIT, such Fund will be subject to the risks associated with owning real estate and with the real estate industry generally. These risks include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in real estate markets, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates. To the extent a Fund invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Restricted Securities. Each Fund is permitted to invest in restricted securities. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to the Funds. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Securities Sold Short. The International 130/30 Equity Fund is permitted to sell a security short to, among other things, increase investment returns based on the anticipation of a decline in the fair value of a security. A short sale is a transaction in which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at market price at a future time of replacement. The price may be higher or lower than the price at which the Fund sold the security.

The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates. A gain, limited to the difference between the replacement price and the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

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Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with the custodian, holding cash and/or long securities to sufficiently cover its short position on a daily basis. Dividends paid on securities sold short are recorded as an expense on the Fund’s books. As of March 31, 2009, the Fund had no outstanding short positions.

Participatory Notes. Each Fund may use participatory notes, which function similar to American Depositary Receipts (“ADRs”) except that non-US-based brokerages, rather than US banks, are depositories for non-US-based securities on behalf of foreign investors. Non-US-based brokerages buy locally-based securities and then issue participatory notes to foreign investors. Any dividends and capital gains collected from the underlying securities are remitted to the foreign investor. However, unlike ADRs, participatory notes are subject to credit risk based on the uncertainty of the counterparty’s (i.e., the non-US-based brokerage’s) ability to meet its obligations.

Foreign Currency. The books and records of the Funds are maintained in US Dollars. The valuation of investment securities and other assets and liabilities denominated in a foreign currency are translated into US Dollars at the prevailing exchange rates each business day. Purchases and sales of investment securities, income and expenses are translated into US Dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US Dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates are not separately disclosed but are included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Contracts. The Funds may enter into forward foreign currency contracts as hedges against specific transactions, Fund positions or anticipated Fund positions. The aggregate principal amounts of the contracts are not recorded, as the Funds do not intend to hold the contracts to maturity. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for Federal tax purposes. As of March 31, 2009, there were no forward foreign currency contracts outstanding.

Dividends and Distributions of Income and Gains to Shareholders. Distributions to shareholders of net investment income and capital gains, if any, are declared and paid annually on all Funds with the exception of Global Equity Income Fund. The Global Equity Income Fund intends to declare and pay dividends of all or a portion of its net investment income on a quarterly basis to shareholders, and will distribute its net realized capital gain, if any, annually. It will, if necessary, make additional distributions.

Distributions are determined in accordance with applicable Federal income tax regulations, which may differ from GAAP. These differences are due to differing treatments of income and gain on various securities held by the Funds, timing differences and differing characterizations of distributions made by the Funds.

Security Transactions, Investment Income and Realized Gain and Loss. For financial reporting purposes, investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes, if any. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Gains or losses realized on sales of investment transactions are recorded on an identified cost basis.

Federal Taxes. Each Fund intends to qualify or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income tax or excise tax is required.

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Under the United States — Japan Tax Treaty (the “Treaty”), as presently in effect, the government of Japan imposes a non-recoverable withholding tax of 7% on dividends earned by The Japan Fund from Japanese issuers. Under the Treaty, there is no Japanese withholding tax on realized capital gains.

In June 2006, FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes-an interpretation of FAS 109” (“FIN 48”), which is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years no later than June 30, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management of the Funds has concluded there was no material impact to the Funds at current period end as a result of FIN 48.

Income and Expense Allocation. The Corporation accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series or class are allocated among the respective series or classes in an equitable manner.

Each Fund’s class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of each Fund.

Offering and Organizational Costs. Organizational costs for the Funds consist of incorporation fees, legal fees, and audit fees. These costs are expensed as incurred and are reflected on the Statements of Operations. Offering costs for the Funds consist of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the Funds. Amounts amortized in the current period are reflected on the Statements of Operations. Offering costs incurred and expensed for the period ended March 31, 2009 were as follows:

Fund	Costs Incurred	Costs Expensed
The Japan Fund	$—	$—
Asia Pacific ex Japan Fund	80,159	20,000
India Fund	94,463	23,605
Greater China Fund	80,258	20,025
Global Equity Income Fund	80,158	19,997
Global Emerging Markets Fund	80,458	20,075
Global Alpha Equity Fund	80,158	19,997
International 130/30 Equity Fund	85,424	21,327
International Equity Fund	80,159	20,000

Redemption Fees. A shareholder who redeems Class A, Class C or Class I shares of all Funds or Class S shares of The Japan Fund within thirty days of purchase will incur a redemption fee of 2.00% of the current net asset value of the shares, subject to certain exceptions. The fee will be assessed and retained by the Funds for the benefit of remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital and is reported on the Statements of Changes in Net Assets. The Funds reserve the right to modify the term of or terminate this fee at any time. Prior to December 23, 2008, a shareholder who redeemed Class S shares of The Japan Fund within six months of purchase incurred a redemption fee of 2.00% of the current net asset value of the shares, subject to certain exceptions.

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Commission Recapture. The Funds may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the Funds. Commission recapture arrangements are accounted for as realized gains of the Funds. Under these arrangements, the Funds received the below amounts in cash for the period ended March 31, 2009:

Fund	Commission Recapture Received
The Japan Fund	$9,181
Asia Pacific ex Japan Fund(1)	—
India Fund(1)	—
Greater China Fund(1)	—
Global Equity Income Fund(1)	—
Global Emerging Markets Fund(1)	—
Global Alpha Equity Fund(1)	—
International 130/30 Equity Fund(1)	—
International Equity Fund(1)	—

(1)	For the period December 29, 2008 to March 31, 2009.

Recent Accounting Pronouncements. In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about fund derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

In April 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Funds’ financial statement disclosures.

C. Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investment securities, excluding short-term investments, for the period ended March 31, 2009, were as follows:

Fund	Purchases	Sales
The Japan Fund	$200,540,206	$216,102,864
Asia Pacific ex Japan Fund(1)	6,303,276	1,289,246
India Fund(1)	6,292,930	1,736,010
Greater China Fund(1)	5,435,820	626,865
Global Equity Income Fund(1)	4,991,851	96,081
Global Emerging Markets Fund(1)	5,648,843	807,844
Global Alpha Equity Fund(1)	5,999,592	979,452
International 130/30 Equity Fund(1)	5,387,979	502,514
International Equity Fund(1)	5,212,268	274,925

(1)	For the period December 29, 2008 to March 31, 2009.

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D. Other Affiliated Parties and Transactions

Affiliated holdings are mutual funds which are managed by Nomura Asset Management U.S.A. Inc. (“NAM USA”) or an affiliate of NAM USA or which are distributed by an affiliate of the Funds’ distributor. With respect to each Fund, NAM USA was paid an investment advisory fee by the affiliated Funds listed beneath its name below. Investments in affiliated companies during the period ended March 31, 2009 were as follows:

Affiliated Fund Name	Balance of Shares Held 12/31/08	Gross Additions	Gross Reductions	Balance of Shares Held 03/31/09	Value at 03/31/09	Dividend Income	Realized Capital Gain/ Loss
International Equity Fund:
The Japan Fund	167,273	—	$90,000	155,539	$1,068,551	—	$(6,806)
Asia Pacific ex Japan Fund	69,500	—	—	69,500	687,355	—	—

Total	236,773	—	$90,000	225,039	$1,755,906	—	$(6,806)

E. Investment Advisory Fees, Administrator and Other Related Parties

Investment Advisor. Effective November 1, 2008, NAM USA became the investment advisor for The Japan Fund pursuant to an Investment Advisory Agreement. Effective December 22, 2008, NAM USA became the investment advisor for each of the other Funds. NAM USA determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Funds. NAM USA directs the investments of the Funds, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Board and officers of the Corporation.

For these and other services, each Fund pays NAM USA a monthly investment advisory fee at an annual rate of the Fund’s average daily net assets as follows:

The Japan Fund	0.60% on the first $200 million; 0.55% on the next $200 million; and 0.50% on the Fund’s average daily net assets in excess of $400 million.
Asia Pacific ex Japan Fund*	1.10% on the first $1 billion; 1.00% on the next $1 billion; and 0.95% on the Fund’s average daily net assets in excess of $2 billion.
India Fund	1.20% on the first $1 billion; 1.10% on the next $1 billion; and 1.00% on the Fund’s average daily net assets in excess of $2 billion.
Greater China Fund	1.20% on the first $1 billion; 1.10% on the next $1 billion; and 1.00% on the Fund’s average daily net assets in excess of $2 billion.
Global Equity Income Fund

0.90% on the first $500 million;

0.85% on the next $500 million;

0.80% on the next $500 million;

0.75% on the next $500 million; and

0.70% on the Fund’s average daily net assets in excess of $2 billion.

Global Emerging Markets Fund	1.20% on the first $1 billion; 1.10% on the next $1 billion; and 1.00% on the Fund’s average daily net assets in excess of $2 billion.

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Global Alpha Equity Fund	1.10% on the first $1 billion; 1.00% on the next $1 billion; and 0.90% on the Fund’s average daily net assets in excess of $2 billion.
International 130/30 Equity Fund	1.55%
International Equity Fund*	0.85%

*	The calculation of the Fund’s average daily net assets excludes net assets invested in other Funds that are series of the Corporation.

NAM USA has agreed to waive and/or reimburse certain expenses. Please see Note F for further information.

Prior to November 1, 2008, Fidelity Management & Research Company (“FMR”) acted as the investment advisor (the “Advisor”) to The Japan Fund pursuant to an Investment Advisory Agreement (the “Agreement”). Pursuant to the Agreement, FMR received a fee, which was calculated daily and paid monthly, at the annual rate of 0.60% of the Fund’s average daily net assets not exceeding $200 million; 0.55% of the Fund’s average daily net assets in excess of $200 million through $400 million; and 0.50% of the Fund’s average daily net assets in excess of $400 million.

NAM USA, with respect to each Fund, has entered into a sub-advisory agreement (each, a “Sub-Advisory Agreement”) with the sub-advisors set forth below, pursuant to which the sub-advisor provides certain investment advisory services to NAM USA with respect to a Fund:

Fund	Sub-Advisor(s)
The Japan Fund	Nomura Asset Management Co., Ltd. (“NAM Tokyo”)
Asia Pacific ex Japan Fund	Nomura Asset Management Singapore Limited (“NAM Singapore”)
India Fund	NAM Singapore
Greater China Fund	Nomura Asset Management Hong Kong Limited (“NAM Hong Kong”)
Global Equity Income Fund	NAM Tokyo, NAM Singapore, Nomura Asset Management U.K. Limited (“NAM UK”)
Global Emerging Markets Fund	Martin Currie, Inc. (“Martin Currie”)
Global Alpha Equity Fund	Martin Currie
International Equity 130/30 Fund	McKinley Capital Management, LLC (“McKinley Capital”)
International Equity Fund	NAM UK

Each sub-advisor receives compensation for its services out of NAM USA’s investment advisory fee.

Prior to November 1, 2008 FMR entered into sub-advisory agreements that were approved by The Japan Fund’s shareholders. The following FMR affiliates assisted FMR with investments: Fidelity Investments Japan Limited (“FIJ”), Fidelity Management & Research (U.K.), Inc. (“FMR U.K.”), Fidelity Research & Analysis Company (“FRAC”, formerly Fidelity Management & Research (Far East), Inc.), Fidelity International Investment Advisors (“FIIA”), Fidelity International Investment Advisors (U.K.) Limited (“FIIA(U.K.)L.”) and FMR Co., Inc. (“FMRC”).

FMR compensated FMRC, FMR U.K., FRAC and FIIA, out of the advisory fees it received from The Japan Fund. FIIA in turn paid FIIA(U.K.)L. and FMRC in turn paid FRAC. FIIA or FRAC in turns paid FIJ for providing sub-advisory services.

Administrator, Accountant, and Custodian. State Street Bank and Trust Company provides administration services as administrator to the Funds (the “Administrator”), pursuant to an Administration Agreement. For its

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services, the Administrator receives fees from the Funds calculated daily and paid monthly at an annual rate of 0.10% of average daily net assets with reductions as average daily net assets increase to certain levels and subject to certain minimum requirements.

Prior to December 26, 2008 the Administrator received fees calculated daily and paid monthly at an annual rate of 0.12% of average daily net assets with reductions as average daily net assets increased to certain levels and subject to certain minimum requirements.

The Administrator also receives fees for certain additional services and reimbursement for out-of-pocket expenses. The Administrator or its affiliates do not pay any Fund fees, expenses or costs.

State Street Bank and Trust Company also serves as custodian (the “Custodian”), and fund accounting agent to the Funds pursuant to a Master Custodian and Accounting Services Agreement. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds. For these services, the Funds pay State Street asset-based fees that vary according to the number of positions and transactions plus out of pocket fees.

Distributor. Foreside Fund Services, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation under the Distribution Agreements for distribution of Fund shares. Each Fund has adopted plans (the “Plans”) that allow the Funds to pay distribution fees for the sale of their shares under Rule 12b-1 of the 1940 Act, and shareholder servicing fees for certain services provided to their shareholders. Each Fund has adopted a Plan for each of its Class A and Class C shares, and The Japan Fund has adopted a Plan for its Class S shares. Each Fund pays the Distributor or any other entity providing support services to their customers an aggregate fee of 0.25% of the average daily net assets of a Fund’s Class A shares and 1.00% of the average daily net assets of a Fund’s Class C shares. With respect to Class C shares, the Distributor may use up to 0.75% of the fees for distribution and sales support services. The Distributor is reimbursed for fees paid to various institutions for distribution and shareholder services provided to the S Class of The Japan Fund in an amount up to 0.25% of the average daily net assets of the Class S shares of The Japan Fund.

For the period ended March 31, 2009, the Distributor did not retain any of the front-end sales charges assessed on the sale of Class A shares. For the period ended March 31, 2009, the Distributor did not retain any commissions from contingent deferred sales charges assessed on redemptions of Class A or Class C shares.

Other Service Providers. Boston Financial Data Services (“BFDS”) serves as the Funds’ transfer and dividend-paying agent (“Transfer Agent”) pursuant to a Transfer Agency and Services Agreement, and performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Pursuant to a Compliance Services Agreement (the “Compliance Agreement”), Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides an Anti-Money Laundering Compliance Officer and a Chief Compliance Officer as well as certain additional compliance support functions to the Funds.

Pursuant to the Compliance Agreement, Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Principal Financial Officer to the Funds. The Distributor, FCS, FMS and their respective officers have no role in determining the investment policies or which securities are to be purchased or sold by the Funds. Certain officers or employees of FCS and FMS are also officers of the Funds. The Principal Financial Officer, an officer of the Funds, has a minority interest in the Distributor.

FMS is paid an annual fee of $52,500, plus an annual fee of $7,500 per Fund. Prior to December 22, 2008 FMS was paid an annual fee of $60,000.

Directors’ and Officers’ Fees and Expenses. The Funds pay each independent Director retainer fees plus specified amounts for attendance at Board and Committee meetings.

Certain officers of the Funds are also officers or employees of the above named service providers, and during their terms of office, receive no compensation from the Funds.

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March 31, 2009

Chief Executive Officer. William L. Givens serves as Chief Executive Officer of the Funds. For his services, Mr. Givens receives an annual salary of $135,000. Effective December 29, 2008, Mr. Givens’ salary was increased to $300,000.

F. Fee Waivers and Expense Reimbursements

With respect to Class A, Class C and Class I shares of each Fund and Class S shares for The Japan Fund, NAM USA has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses of a Fund to the extent necessary to limit total annual operating expenses (excluding distribution and service (12b-1) fees, interest expense, dividend expenses resulting from short sales of securities and certain other expenses), on an annualized basis, to 1.60% for The Japan Fund; to 1.60% for the Asia Pacific ex Japan Fund; 1.70% for the India Fund; 1.70% for the Greater China Fund; 1.50% for the Global Equity Income Fund; 1.70% for the Global Emerging Markets Fund; 1.60% for the Global Alpha Equity Fund; 1.90% for the International 130/30 Equity Fund; and 1.50% for the International Equity Fund, in each case a percentage of average daily net assets of such Fund, until December 31, 2010 (“Expense Cap Agreements”).

NAM USA has contractually agreed to waive 0.10% of The Japan Fund’s Advisor fee until November 1, 2010. This amounted to $72,715 for the period ended March 31, 2009. In addition, NAM USA agreed to reimburse all expenses associated with transitioning the investment advisory agreement to NAM USA. This amounted to $197,412 at September 30, 2008 and $402,540 for the six months ended March 31, 2009.

During the period the Administrator and the Transfer Agent providers have voluntarily agreed to waive and/or reimburse a portion of their fees. These voluntary waivers and reimbursements may be reduced or eliminated at any time.

For the period ended March 31, 2009 aggregate fees waived and reimbursed were as follows:

Fund	NAM USA Waived and Reimbursed	Other Waived	Total Fees Waived and Reimbursed
The Japan Fund	$476,749	$9,375	$486,124
Asia Pacific ex Japan Fund	256,676	25,813	282,489
India Fund	265,124	25,813	290,937
Greater China Fund	258,250	25,813	284,063
Global Equity Income Fund	248,325	25,813	274,138
Global Emerging Markets Fund	254,155	25,813	279,968
Global Alpha Equity Fund	250,536	25,813	276,349
International 130/30 Equity Fund	310,748	25,813	336,561
International Equity Fund	237,349	25,813	263,162

Under the terms of the Expense Cap Agreements if, within three years following a waiver or reimbursement, the operating expenses of a share class of a Fund that previously received a waiver or reimbursement from NAM USA are less than the expense limit for such share class, the applicable share class is required to repay NAM USA up to the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as a Fund’s investment advisor at such time. Since becoming the investment advisor to each of the Funds, and through March 31, 2009, NAM USA waived and/or reimbursed fees under the Expense Cap Agreements as follows:

Fund	Expense Cap Waivers/ Reimbursements	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
The Japan Fund	$1,494	September 30, 2012	$0
Asia Pacific ex Japan Fund	256,676	September 30, 2012	0
India Fund	265,124	September 30, 2012	0

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Nomura Partners Funds, Inc.

March 31, 2009

Fund	Expense Cap Waivers/ Reimbursements	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
Greater China Fund	$258,250	September 30, 2012	$0
Global Equity Income Fund	248,325	September 30, 2012	0
Global Emerging Markets Fund	254,155	September 30, 2012	0
Global Alpha Equity Fund	250,536	September 30, 2012	0
International 130/30 Equity Fund	310,748	September 30, 2012	0
International Equity Fund	237,349	September 30, 2012	0

G. Federal Income Tax Information

During the period ended March 31, 2009, The Japan Fund distributed $0.023592 per share in net investment income. During the years ended September 30, 2008 and September 30, 2007, The Japan Fund did not declare any distributions.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, a Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of a Fund.

As of September 30, 2008, The Japan Fund recorded the following reclassifications primarily due to foreign exchange losses and passive foreign investment company gains to increase (decrease) the accounts listed below:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$1,300,294	$(1,300,294)

These reclassifications had no impact on net assets or net asset value per share.

The following summarizes the capital loss carryforwards as of September 30, 2008 for The Japan Fund. These capital loss carryforwards are available to offset future gains. The Funds that commenced operation on December 29, 2008 were not in operation as of September 30, 2008, therefore they did not have any capital loss carryforwards.

Expiring in Fiscal Year	Amount
2010	$21,637,801

During the year ended September 30, 2008, The Japan Fund utilized $9,752,511 of capital loss carryforwards to offset capital gains.

Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) at March 31, 2009 consists of:

Fund	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
The Japan Fund	$4,492,171	$(25,608,845)	$(21,116,674)
Asia Pacific ex Japan Fund	278,669	(208,857)	69,812

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Nomura Partners Funds, Inc.

March 31, 2009

Fund	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
India Fund	$172,604	$(352,903)	$(180,299)
Greater China Fund	301,087	(132,913)	168,174
Global Equity Income Fund	86,216	(646,448)	(560,232)
Global Emerging Markets Fund	406,188	(214,422)	191,766
Global Alpha Equity Fund	134,302	(463,096)	(328,794)
International 130/30 Equity Fund	113,181	(533,877)	(420,696)
International Equity Fund	59,745	(618,102)	(558,357)

H. Principal Risks of Investing in the Funds

Investment Risks. The Funds’ investments in foreign companies involve certain risks not typically associated with investments in securities of US companies or the US Government, including risks relating to (i) social, economic and political stability; (ii) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of foreign companies trade; (iii) currency exchange fluctuations, currency blockage and higher levels of inflation; (iv) controls on foreign investment and limitations on repatriation of invested capital and on the Funds’ ability to exchange local currencies for US Dollars; (v) governmental involvement in and control over the economy; (vi) risk of nationalization or expropriation of assets; (vii) the nature of the smaller, less seasoned and newly organized foreign companies; and (viii) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

Concentration of Market Risk. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the US economy or similar issuers located in the US. In addition, investments in foreign countries are denominated in foreign currencies. As a result, changes in the value of the foreign currencies compared to the US Dollar may affect (positively or negatively) the value of the Funds’ investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country.

Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Fund of Funds Risk. An investment in a Fund is subject to all the risks of an investment directly in the underlying funds the Fund holds. A Fund’s performance will reflect the investment performance of the underlying funds it holds. Each underlying fund pays its own management fees and also pays other operating expenses. An investor in the Fund will pay both the Fund’s expenses and, indirectly, the management fees and other expense of the underlying funds that the Fund holds, although the management fee payable to NAM USA will be calculated by excluding investments in other Funds within the Corporation to avoid a layering of management fees. In addition, one underlying fund may purchase the same securities that another underlying fund sells. If the Fund invests in both underlying funds, it would indirectly bear the costs of these trades.

Nomura Partners Funds	The World from Asia	:	81

Nomura Partners Funds, Inc.

March 31, 2009

I. Capital Transactions

The following tables summarize share and dollar activity in the Funds by class as of March 31, 2009:

	The Japan Fund
	Six Months Ended March 31, 2009		Year Ended September 30, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	121	1,000	—	—
Class C	121	1,000	—	—
Class I	167,273	1,380,000	—	—
Class S	470,263	3,648,300	1,216,344	14,296,622
Shares reinvested
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class S	58,387	472,300	—	—
Shares redeemed
Class A	—	—	—	—
Class C
Class I	(11,734)	(90,000)
Class S	(2,776,934)	(20,940,387)	(5,361,061)	(61,937,968)
Redemption fees
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class S	—	21,983	—	28,027

Net decrease from Capital Transactions	(2,092,503)	(15,505,804)	(4,144,717)	(47,613,319)

	Asia Pacific Ex Japan Fund		India Fund
	Period Ended March 31, 2009		Period Ended March 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	107	1,064	100	1,000
Class C	100	1,000	100	1,000
Class I	519,500	5,195,000	500,000	5,000,000
Shares reinvested
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—

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March 31, 2009

	Asia Pacific Ex Japan Fund		India Fund
	Period Ended March 31, 2009		Period Ended March 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Shares redeemed
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Redemption fees
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—

Net increase from Capital Transactions	519,707	5,197,064	500,200	5,002,000

	Greater China Fund		Global Equity Income Fund
	Period Ended March 31, 2009		Period Ended March 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	100	1,000	100	1,000
Class C	100	1,000	100	1,000
Class I	500,000	5,000,000	500,000	5,000,000
Shares reinvested
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Shares redeemed
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Redemption fees
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—

Net increase from Capital Transactions	500,200	5,002,000	500,200	5,002,000

Nomura Partners Funds	The World from Asia	:	83

Nomura Partners Funds, Inc.

March 31, 2009

	Global Emerging Markets Fund		Global Alpha Equity Fund
	Period Ended March 31, 2009		Period Ended March 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	100	1,000	100	1,000
Class C	100	1,000	100	1,000
Class I	500,000	5,000,000	500,000	5,000,000
Shares reinvested
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Shares redeemed
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Redemption fees
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—

Net increase from Capital Transactions	500,200	5,002,000	500,200	5,002,000

	International 130/30 Equity Fund		International Equity Fund
	Period Ended March 31, 2009		Period Ended March 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	100	1,000	100	1,000
Class C	100	1,000	100	1,000
Class I	500,000	5,000,000	500,000	5,000,000
Shares reinvested
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Shares redeemed
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Redemption fees
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—

Net increase from Capital Transactions	500,200	5,002,000	500,200	5,002,000

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March 31, 2009

J. Committed Line of Credit

The Japan Fund has entered into a $5 million revolving credit facility (“Line of Credit”) with State Street Bank & Trust Company. The Line of Credit may be utilized to meet shareholder redemptions or for other lawful purposes under the 1940 Act. The Japan Fund has agreed to pay an annual commitment fee of 0.10%. Borrowings under the Line of Credit are charged interest at the Federal Funds Rate plus 2.0%. During the six months ended March 31, 2009, there were no borrowings under this Line of Credit.

K. Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that provide general indemnifications by the Funds to the counterparty to the contract. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

L. Subsequent Events

On April 22, 2009 the Global Equity Income Fund paid a dividend from net investment income earned through March 31, 2009. The dividend was payable to all shareholders of record at the close of business on April 20, 2009 in the amounts of $0.0218 per Class A share, $0.0046 per Class C share and $0.0275 per Class I share.

On April 30, 2009 the Board of the Corporation approved the conversion of the International 130/30 Equity Fund to a long only fund renamed International Growth Equity Fund.

Nomura Partners Funds	The World from Asia	:	85

Other Information

Proxy Voting Information

The Board of Directors has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to NAM USA, who in turn has delegated the responsibility to the sub-advisors. Each sub-advisor will vote such proxies in accordance with its policies and procedures. Descriptions of the guidelines that the Funds’ sub-advisors use to vote proxies relating to portfolio securities, as well as information on Form N-PX regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, are available, without charge and upon request: (i) by visiting our website at www.nomurapartnersfunds.com; (ii) by calling toll free 1-800-535-2726; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available: (i) by visiting our website at www.nomurapartnersfunds.com; (ii) on the SEC’s website at http://www.sec.gov; and (iii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330 or 1-202-551-8090.

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Shareholder Expense Example (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, as applicable; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, as applicable, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from December 29, 2008 through March 31, 2009 (except for The Japan Fund Class S shares which were held for the entire period from October 1, 2008 through March 31, 2009).

Actual Expenses — Each “Actual Fund Return” row in the following table provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes — Each “Hypothetical Return” row in the following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees, as applicable. Therefore, each “Hypothetical Return” row in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/29/08*	Ending Account Value 3/31/09	Expenses Paid During Period*	Annualized Expense Ratios*
The Japan Fund
Class A
Actual Fund Return	$1,000.00	$832.70	$4.23	1.85%
Hypothetical Return (5% return before expenses)	1,000.00	1,008.13	4.63	1.85%

Class C
Actual Fund Return	$1,000.00	$831.50	$5.95	2.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,006.24	6.52	2.60%

Class I
Actual Fund Return	$1,000.00	$832.70	$3.69	1.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,008.71	4.04	1.60%

	Beginning Account Value 10/1/08	Ending Account Value 3/31/09	Expenses Paid During Period*	Annualized Expense Ratios*
Class S
Actual Fund Return	$1,000.00	$723.00	$7.69	1.79%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.14	9.00	1.79%
*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 to reflect the half-year period (except for the Fund’s actual return information for Classes A, C, and I; which reflects the 93 day period between December 29, 2008, commencement of operations, through March 31, 2009).

Nomura Partners Funds	The World from Asia	:	87

Shareholder Expense Example (Unaudited) (continued)

	Beginning Account Value 12/29/08*	Ending Account Value 3/31/09	Expenses Paid During Period*	Annualized Expense Ratios*
Asia Pacific ex Japan Fund
Class A
Actual Fund Return	$1,000.00	$988.00	$4.53	1.85%
Hypothetical Return (5% return before expenses)	1,000.00	1,008.18	4.58	1.85%

Class C
Actual Fund Return	$1,000.00	$986.00	$6.38	2.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,006.32	6.44	2.60%

Class I
Actual Fund Return	$1,000.00	$988.00	$4.00	1.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,008.71	4.04	1.60%

India Fund
Class A
Actual Fund Return	$1,000.00	$920.00	$4.67	1.95%
Hypothetical Return (5% return before expenses)	1,000.00	1,007.87	4.89	1.95%

Class C
Actual Fund Return	$1,000.00	$918.00	$6.45	2.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,006.01	6.75	2.70%

Class I
Actual Fund Return	$1,000.00	$920.00	$4.11	1.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,008.46	4.30	1.70%

Greater China Fund
Class A
Actual Fund Return	$1,000.00	$1,013.00	$4.90	1.95%
Hypothetical Return (5% return before expenses)	1,000.00	1,007.87	4.89	1.95%

Class C
Actual Fund Return	$1,000.00	$1,011.00	$6.79	2.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,005.99	6.77	2.70%

Class I
Actual Fund Return	$1,000.00	$1,014.00	$4.31	1.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,008.46	4.30	1.70%

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 to reflect the half-year period (except for the Fund’s actual return information which reflects the 93 day period between December 29, 2008, commencement of operations, through March 31, 2009).

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Shareholder Expense Example (Unaudited) (continued)

	Beginning Account Value 12/29/2008*	Ending Account Value 3/31/09	Expenses Paid During Period*	Annualized Expense Ratios*

Global Equity Income Fund
Class A
Actual Fund Return	$1,000.00	$884.00	$4.10	1.75%
Hypothetical Return (5% return before expenses)	1,000.00	1,008.38	4.38	1.75%

Class C
Actual Fund Return	$1,000.00	$883.00	$5.88	2.50%
Hypothetical Return (5% return before expenses)	1,000.00	1,006.50	6.26	2.50%

Class I
Actual Fund Return	$1,000.00	$885.00	$3.55	1.50%
Hypothetical Return (5% return before expenses)	1,000.00	1,008.97	3.79	1.50%

Global Emerging Markets Fund
Class A
Actual Fund Return	$1,000.00	$1,015.00	$4.90	1.95%
Hypothetical Return (5% return before expenses)	1,000.00	1,007.87	4.89	1.95%

Class C
Actual Fund Return	$1,000.00	$1,013.00	$6.80	2.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,005.99	6.77	2.70%

Class I
Actual Fund Return	$1,000.00	$1,016.00	$4.31	1.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,008.46	4.30	1.70%

Global Alpha Equity Fund
Class A
Actual Fund Return	$1,000.00	$923.00	$4.43	1.85%
Hypothetical Return (5% return before expenses)	1,000.00	1,008.13	4.63	1.85%

Class C
Actual Fund Return	$1,000.00	$921.00	$6.24	2.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,006.24	6.52	2.60%

Class I
Actual Fund Return	$1,000.00	$923.00	$3.87	1.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,008.71	4.04	1.60%

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 to reflect the half-year period (except for the Fund’s actual return information which reflects the 93 day period between December 29, 2008, commencement of operations, through March 31, 2009).

Nomura Partners Funds	The World from Asia	:	89

Shareholder Expense Example (Unaudited) (continued)

	Beginning Account Value 12/29/08*	Ending Account Value 3/31/09	Expenses Paid During Period*	Annualized Expense Ratios*
International 130/30 Equity Fund
Class A
Actual Fund Return	$1,000.00	$881.00	$5.06	2.15%
Hypothetical Return (5% return before expenses)	1,000.00	1,007.36	5.40	2.15%

Class C
Actual Fund Return	$1,000.00	$879.00	$6.82	2.90%
Hypothetical Return (5% return before expenses)	1,000.00	1,005.48	7.28	2.90%

Class I
Actual Fund Return	$1,000.00	$881.00	$4.51	1.90%
Hypothetical Return (5% return before expenses)	1,000.00	1,007.95	4.81	1.90%

International Equity Fund
Class A
Actual Fund Return	$1,000.00	$870.00	$4.07	1.75%
Hypothetical Return (5% return before expenses)	1,000.00	1,008.38	4.38	1.75%

Class C
Actual Fund Return	$1,000.00	$868.00	$5.83	2.50%
Hypothetical Return (5% return before expenses)	1,000.00	1,006.50	6.26	2.50%

Class I
Actual Fund Return	$1,000.00	$871.00	$3.53	1.50%
Hypothetical Return (5% return before expenses)	1,000.00	1,008.97	3.79	1.50%

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 to reflect the half-year period (except for the Fund’s actual return information which reflects the 93 day period between December 29, 2008, commencement of operations, through March 31, 2009).

90	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Approval of Investment Advisory Agreement and Sub-Advisory Agreements

At a meeting held on October 23, 2008, the Board of Directors (“Board”) of the Corporation, including a majority of the directors who are not an “interested person” as defined under the Investment Company Act of 1940 (“Independent Directors”), unanimously voted to approve an investment advisory agreement with NAM USA, and a sub-advisory agreement between NAM USA and Nomura Asset Management Co., Ltd. (“NAM Tokyo”), a sub-advisory agreement between NAM USA and Nomura Asset Management Singapore Limited (“NAM Singapore”), a sub-advisory agreement between NAM USA and Nomura Asset Management Hong Kong Limited (“NAM Hong Kong”), a sub-advisory agreement between NAM USA and Nomura Asset Management U.K. Limited (“NAM UK”) (NAM USA, NAM Tokyo, NAM Singapore, NAM Hong Kong and NAM UK being collectively referred to as the “Nomura entities”), a sub-advisory agreement between NAM USA and Martin Currie Inc. (“Martin Currie”), and a sub-advisory agreement between NAM USA and McKinley Capital Management, LLC (“McKinley”) (collectively, the “Agreements”) in connection with the investment management of the Corporation’s eight new series, Asia Pacific ex Japan Fund, India Fund, Greater China Fund, Global Equity Income Fund, Global Emerging Markets Fund, Global Alpha Equity Fund, International 130/30 Equity Fund and International Equity Fund (the “New Funds”). For disclosure regarding the Board’s approval of the Investment Advisory and Sub-Advisory Agreements for The Japan Fund, please see the Annual Report to Shareholders for the period ended September 30, 2008.

During the months preceding this meeting, the Board had obtained substantial information regarding each of the Nomura entities, Martin Currie and McKinley, including their respective management, investment performance, organizational structure, operations and investment processes. The Chief Compliance Officer on behalf of the Corporation reviewed the Forms ADV for each of the Nomura entities, Martin Currie and McKinley and their respective financial statements. With the assistance of an outside consultant and legal counsel, the Board had considered all factors deemed relevant respecting the Nomura entities, Martin Currie and McKinley, including but not limited to: the nature and quality of services to be provided; investment performance relative to appropriate peer groups and indices, skills, the breadth of experience and capabilities of personnel, including continued

employment of key personnel; stability of management; comparative data on proposed fees and expenses; marketing and distribution capabilities; potential economies of scale; commitment to providing high levels of support and service to the Corporation; potential benefits to the Nomura entities, Martin Currie and McKinley from their respective proposed relationships to the Corporation, including revenues to be derived from services provided to the Corporation by their affiliates, if any; and potential benefits to the Corporation and its stockholders of receiving research services, if any, from broker/dealer firms in connection with allocation of portfolio transactions to such firms.

The Board also reviewed and evaluated extensive materials from the Nomura entities, Martin Currie, McKinley and other sources, including, among other items: (a) an overview of the discretionary investment advisory services to be provided by the Nomura entities, Martin Currie and McKinley; (b) the breadth and experience of the investment management and research staff of the Nomura entities, Martin Currie and McKinley; (c) financial statements for the last two fiscal years of the Nomura entities, Martin Currie and McKinley; (d) commitments of the Nomura entities to provide marketing and distribution support to the Corporation; (e) the current Forms ADV of the Nomura entities, Martin Currie and McKinley; and (f) the compliance program of the Nomura entities, Martin Currie and McKinley. The Board also considered NAM USA’s proposed business model for the Corporation, including but not limited to the development of multiple share classes and additional series of portfolios to assist with asset gathering with a goal of reducing the expenses of the Corporation.

In considering the approval of the Agreements, the Independent Directors were advised by independent legal counsel. In addition, the Board engaged the services of a consultant to assist them with the evaluation of comparative data (prepared by Strategic Insight, an independent provider of consulting and research services retained by NAM USA) regarding management fees, expense ratios and investment performance of the strategies of the New Funds’ to be managed by the Nomura entities, Marin Currie, and McKinley to those of mutual funds with similar investment objectives in various peer groups (“Peer Funds”). In determining to approve the Agreements, the Board considered the following factors.

Nomura Partners Funds	The World from Asia	:	91

Approval of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

The Nature, Extent and Quality of Proposed Investment Management and Sub-Advisory Services. The Board considered the nature and quality of investment management services to be provided by the Nomura entities, Martin Currie and McKinley, the expertise and investment experience of the investment management personnel who would provide these services, and the extensive equity research resources available to the portfolio management teams. In addition to the investment research and advisory services, the Board considered the asset gathering, technology, communications, internal controls and compliance resources of the Nomura entities. The Board also considered the reputation of Nomura Holdings, Inc., the ultimate parent company of NAM USA, which is a publicly traded financial institution in Japan with American Depository Receipts available in the United States, its financial strength and experience, as well as NAM USA’s responsibility for the acts and omissions of the sub-advisors. In addition, the Board considered the other direct and indirect benefits to the Corporation, such as the Corporation’s potential to reduce expenses through the proposed asset gathering arrangements. The Board determined based on the recommendations of NAM USA that the services to be provided by the respective sub-advisors were in the best interests of the Corporation and its respective series’ stockholders.

Investment Performance. The Board reviewed information about each New Fund’s investment goal, investment strategies and techniques, including potential use of derivatives, and the performance of the Nomura entities, Martin Currie and McKinley (each a “Sub-Advisor”) managing fund(s) with a mandate similar to each of the New Funds, including a comparison to a market index and comparable funds. Although the comparable funds and composites managed by the Sub-Advisors were formed under the laws and regulations of countries other than the United States of America and although past performance does not indicate future performance, the Board reviewed this information in its evaluation of the investment advisor’s and the Sub-Advisors’ capabilities.

Specifically, the Board considered the annual return investment performance of (i) NAM Singapore in connection with its management of the Nomura Asia Pacific ex-Japan Fund in Ireland for the one year period (inception was June 27, 2007) and noted that during the period the fund outperformed the MSCI All Countries Asia Pacific Ex-Japan Index and was in the second highest quartile relative to its Morningstar peer group (comprised of 17 funds); (ii) NAM Singapore in connection with its management of the Nomura India Equity Fund in Japan for one and three year periods (inception was April 2005) and noted that during the periods the fund outperformed the MSCI India Index and was in the top quartile for the one and three year periods relative to its Morningstar peer group (comprised of 4 funds in the one year period and 2 funds in the three year period); (iii) NAM Hong Kong in connection with its management of the Nomura China Opportunity Fund in Luxembourg for the one and three year periods (inception was June 2, 2005) and noted that during the periods the fund outperformed the MSCI China Index and was in the top quartile for the one and three year periods relative to its Morningstar peer group (comprised of 21 funds in the one year period and 13 funds in the three year period); (iv) NAM Tokyo and NAM UK and NAM Singapore in connection with their management of Nomura Europe Open Fund in Japan (inception was August 1, 2003) and Nomura’s International EAFE strategy composite (inception was August 1, 2003) (which combined are similar to the proposed International Equity Fund mandate) for one, three and five year periods and noted that during the period the Europe Fund outperformed the MSCI Europe Index in the one and three year periods and underperformed the index in the five year period and was in the second highest quartile in the one year period and bottom quartiles in the three and five year periods relative to its Morningstar peer group (comprised of 22 funds in the one year period, 20 funds in the three year period and 19 funds in the five year period) and that during the period the EAFE composite outperformed the MSCI EAFE Index in the one and three year periods and was in third quartile in the one year period and bottom quartile in the three year period relative to its Morningstar peer group (comprised of 162 funds in the one year period and 123 funds in the three year period); (v) NAM Tokyo and NAM UK in connection with their management of the Nomura Global Attractive Dividend Fund in Japan for the one and three year periods (inception was December 2004) and noted that during the periods the fund outperformed in the one year period and underperformed in the three year period the MSCI World Value Index and was in the second highest

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Approval of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

quartile for the one year period and the bottom quartile for the three year period relative to its Morningstar peer group (comprised of 11 funds in the one year period and 9 funds in the three year period); (vi) Martin Currie in connection with its management of GEM strategy composite for the one, three and five year periods (inception was March 1997) and noted that during the periods the GEM composite underperformed for the one year period and outperformed for the three and five year periods the MSCI Emerging Index and was in the bottom quartile for the one year period and in the second quartile for the three and five year periods relative to its Morningstar peer group (comprised of 74 funds in the one year period, 53 funds in the three year period and 47 funds in the five year period); (vii) Martin Currie in connection with its management of Global Equity strategy composite for the one year period (inception was July 2006) and noted that during the period the Global composite underperformed the MSCI World Growth Index and was in the third quartile in the one year period relative to its Morningstar peer group (comprised of 24 funds in the one year period); and (viii) McKinley in connection with its management of McKinley Non-US Developed 130/30 strategy composite for the one, three and five year periods (inception was October 1995) and noted that during the periods the 130/30 strategy underperformed for the one year period and outperformed for the three and five year periods the MSCI EAFE Growth Index and was in third quartile in the one year period and in the top quartile for the three and five year periods relative to its Morningstar peer group (comprised of 58 funds in the one year period, 48 funds in the three year period and 43 funds in the five year period). It was noted that several of the New Funds are in unique areas of the globe or have unique investment strategies and that finding sufficient similar peers to provide comparative data is difficult. In addition, the Board understands that market conditions and specific investment decisions could adversely affect the composites performance in absolute and/or relative terms over short or long periods of time of the similar funds and the New Funds. The Board will monitor the performance of each New Fund, the Sub-Advisors’ portfolio selection process and portfolio composition against each New Fund’s investment objective, comparative index and peer group, best execution and portfolio turnover.

Profits and Costs of the Nomura Entities, Martin Currie and McKinley; Expense Ratios of the New Funds. The Directors were not provided with profitability statements because of the start up costs involved with the New Funds. The Directors reviewed comparative fee information from the Nomura entities, Martin Currie and McKinley. In addition, the Board discussed the terms of the contractual fee waivers, the expense reimbursement caps and the clawback provisions.

The Board, in consultation with an independent consultant, reviewed gross management fees and the anticipated total expense ratios before distribution or service fees but after waivers or reimbursement by the managers for the New Funds and compared them with fees of peer groups of the New Funds as categorized by Strategic Insight. It was noted that the proposed gross management fee for the Asia Pacific ex Japan Fund, India Fund and Global Alpha Equity Fund were in the top 80th percentile and the proposed gross management fee for the Global Equity Income Fund, International 130/30 Equity Fund and Global Emerging Markets Fund were between the median and the 80th percentile, and the proposed gross management fee for the Greater China Fund was between the median and the average and that the proposed gross management fee for the International Equity Fund was between the 20th percentile and the average. In addition, it was noted that the anticipated expense ratios, inclusive of expense caps, of Asia Pacific ex Japan Fund, Greater China Fund, India Fund, Global Equity Income Fund, Global Alpha Equity Fund, International Equity Fund and Global Emerging Markets Fund all exceeded the 80th percentile, and that the anticipated expense ratio of the International 130/30 Equity Fund was between the median and 80th percentile. The consultant advised the Board that pro forma expenses for the proposed New Funds, inclusive of waivers and reimbursements, were reasonable in comparison to the New Funds’ respective peer groups. In reliance on the consultant, the Board determined that the advisory fees, inclusive of expense caps, were reasonable.

The Board also considered the direct and indirect benefits to the Nomura entities, Martin Currie and McKinley from a relationship with the Corporation. The Board took into account the various services to be provided to the Corporation by the Nomura entities,

Nomura Partners Funds	The World from Asia	:	93

Approval of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

Martin Currie and McKinley, including services required to manage a portfolio of securities in the New Funds and reallocation of assets on an ongoing basis. The Board, including the Independent Directors considered (a) the financial condition of NAM USA and its parent, NAM Tokyo (b) the estimated expense ratios of the New Funds, (c) management fees of Peer Funds, and (d) the advisory fee charged to other clients of Nomura entities, Martin Currie and McKinley. Based on the information reviewed and its discussions, the Board, including a majority of the Independent Directors, concluded that the proposed investment advisory fees were reasonable in relation to the services to be provided and would be in the best interests of the New Funds and their respective stockholders.

Economies of Scale. The Board considered the proposed investment advisory fees, noting that many of them contained breakpoints. The Board in consultation with an independent consultant had reviewed the breakpoints for the New Funds. It was determined that most of the funds in the Peer Groups reviewed had not yet gathered sufficient assets for breakpoints to be imposed. It was noted that the Board would have an opportunity to revisit the levels at which breakpoints are established on the New Funds, at the time the Board considers advisory contract renewal. The Board determined that it was premature to discuss changes to and/or additional breakpoints.

Conclusion. The Board determined that entering into the investment advisory agreement with NAM USA and that NAM USA’s entering into sub-advisory agreements with the Nomura entities, Martin Currie and McKinley were in the best interests of the New Funds and their respective stockholders. In reaching their determination the Directors did not identify any particular information that was controlling, and it is likely that each Director individually attributed different weights to the above factors.

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This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information.

Nomura Partners Funds:
Asian and global funds from leading Asian and global managers

Asian Funds

Global/International Funds

Nomura Partners Funds offers a unique selection of mutual funds investing in Asian and global markets. Managed by Nomura Asset Management and premier managers in Europe and the United States, we provide global perspective on today's global markets. Our flagship fund, The Japan Fund, has been investing in Japanese equities since 1962 and is the oldest Japanese equity mutual fund in the United States. Nomura Asset Management is one of Asia's leading investors with approximately $203 billion in assets under management as of March 31, 2009.

Nomura Partners Funds, Inc.
c/o State Street Bank and Trust Company
4 Copley Place 5th Floor
CPH-0326
Boston, MA 02116

Distributor:
Foreside Fund Services, LLC
Three Canal Plaza Suite 100
Portland, ME 04101

Investment Advisor:
Nomura Asset Management U.S.A. Inc.
Two World Financial Center
Building B, 18th Floor
New York, NY 10281

Chairman and Board of Directors:
Nomura Partners Funds, Inc.
4 Copley Place 5th Floor
CPH-0326
Boston, MA 02116

To Obtain More Information:
Call 1-800-535-2726
or visit us online at www.nomurapartnersfunds.com
This material must be preceded or accompanied by a current prospectus.

Printed on recycled paper.

NOMURA

Nomura Asset Management U.S.A. Inc.
2 World Financial Center, Building B, 18th Floor New York, New York 10281-1712
www.nomurapartnersfunds.com

NOM-SA-001-0309

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) The Registrant’s full schedule of investments is included as part of the annual report to shareholders filed under Item 1 of this form.

(b) Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Management Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

During the reporting period, there have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective as of a date within 90 days of the filing date of this report, based on the evaluation of the Registrant’s disclosure controls and procedures, as required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))), that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of the principal executive officer and principal financial officer of the Registrant as required by
Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are filed herewith as Exhibit 99CERT.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	NOMURA PARTNERS FUNDS, INC.

By (Signature and Title):	/s/ William L. Givens
William L. Givens Chairman of the Board and Chief Executive Officer
Date: June 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title):	/s/ William L. Givens
William L. Givens Chairman of the Board and Chief Executive Officer
Date: June 4, 2009

By (Signature and Title):	/s/ Simon D. Collier
Simon D. Collier Treasurer and Principal Financial Officer
Date: June 5, 2009